                                                                    EXHIBIT 10.1

                                                                     [Execution]



                                CREDIT AGREEMENT

             -------------------------------------------------------

                            PACIFIC ENERGY GROUP LLC,

                                  as Borrower,

                          PACIFIC ENERGY PARTNERS, L.P.

                                  as Guarantor,

                              FLEET NATIONAL BANK,

                            as Administrative Agent,

                         U.S. BANK NATIONAL ASSOCIATION,

                              as Syndication Agent,

                            FORTIS CAPITAL CORP., and

                            THE BANK OF NOVA SCOTIA,

                           as Co-Documentation Agents

                           FLEET SECURITIES, INC., and

                         U.S. BANK NATIONAL ASSOCIATION,

                      as Co-Arrangers and Co-Book Managers,

                       and CERTAIN FINANCIAL INSTITUTIONS,

                                   as Lenders

             -------------------------------------------------------

                     $200,000,000 Revolving Credit Facility
                         $225,000,000 Term Loan Facility

                                  July 19, 2002

                                                 TABLE OF CONTENTS

ARTICLE I - Definitions and References............................................................................1
         Section 1.1.  Defined Terms..............................................................................1
         Section 1.2.  Exhibits and Schedules; Additional Definitions............................................23
         Section 1.3.  Amendment of Defined Instruments..........................................................23
         Section 1.4.  References and Titles.....................................................................23
         Section 1.5.  Calculations and Determinations...........................................................23
         Section 1.6.  Joint Preparation; Construction of Indemnities and Releases...............................24

ARTICLE II - The Loans...........................................................................................24
         Section 2.1.  Commitments to Lend; Notes................................................................24
         Section 2.2.  Requests for New  Loans...................................................................25
         Section 2.3.  Continuations and Conversions of Existing Loans...........................................26
         Section 2.4.  Use of Proceeds...........................................................................27
         Section 2.5.  Optional Prepayments of Loans; Interest and Premium on
                  Prepayments....................................................................................28
         Section 2.6.  Mandatory Prepayments.....................................................................28
         Section 2.7.  Letters of Credit.........................................................................29
         Section 2.8.  Requesting Letters of Credit..............................................................30
         Section 2.9.  Reimbursement and Participations..........................................................30
         Section 2.10.  No Duty to Inquire.......................................................................31
         Section 2.11.  LC Collateral............................................................................32
         Section 2.12.  Interest Rates and Fees; Reduction in Commitment.........................................33
         Section 2.13  Repayment of Term Loans...................................................................34

ARTICLE III - Payments to Lenders................................................................................35
         Section 3.1.  General Procedures........................................................................35
         Section 3.2.  Capital Reimbursement.....................................................................36
         Section 3.3.  Increased Cost of LIBOR Loans or Letters of Credit........................................36
         Section 3.4.  Notice; Change of Applicable Lending Office...............................................37
         Section 3.5.  Availability..............................................................................37
         Section 3.6.  Funding Losses............................................................................38
         Section 3.7.  Reimbursable Taxes........................................................................38
         Section 3.8.  Replacement of Lenders....................................................................39

ARTICLE IV - Conditions Precedent to Credit......................................................................40
         Section 4.1.  Documents to be Delivered.................................................................40
         Section 4.2.  Additional Conditions Precedent...........................................................42

ARTICLE V - Representations and Warranties.......................................................................43
         Section 5.1.  No Default................................................................................43
         Section 5.2.  Organization and Good Standing............................................................43
         Section 5.3.  Authorization.............................................................................44
         Section 5.4.  No Conflicts or Consents..................................................................44
         Section 5.5.  Enforceable Obligations...................................................................44
         Section 5.6.  Initial Financial Statements..............................................................44

         Section 5.7.  Other Obligations and Restrictions. ......................................................45
         Section 5.8.  Full Disclosure...........................................................................45
         Section 5.9.  Litigation................................................................................45
         Section 5.10.  Labor Disputes and Acts of God...........................................................45
         Section 5.11.  ERISA Plans and Liabilities..............................................................46
         Section 5.12.  Compliance with Laws.....................................................................46
         Section 5.13.  Environmental Laws.......................................................................46
         Section 5.14.  Names and Places of Business.............................................................48
         Section 5.15.  Borrower's Subsidiaries..................................................................48
         Section 5.16.  Title to Properties; Licenses............................................................49
         Section 5.17.  Government Regulation....................................................................49
         Section 5.18.  Insider..................................................................................49
         Section 5.19.  Solvency.................................................................................49

ARTICLE VI - Affirmative Covenants...............................................................................50
         Section 6.1.  Payment and Performance...................................................................50
         Section 6.2.  Books, Financial Statements and Reports...................................................50
         Section 6.3.  Other Information and Inspections.........................................................51
         Section 6.4.  Notice of Material Events and Change of Address...........................................52
         Section 6.5.  Maintenance of Properties.................................................................52
         Section 6.6.  Maintenance of Existence and Qualifications...............................................52
         Section 6.7.  Payment of Trade Liabilities, Taxes, etc..................................................53
         Section 6.8.  Insurance.................................................................................53
         Section 6.9.  Performance on Borrower's Behalf..........................................................53
         Section 6.10.  Interest.................................................................................53
         Section 6.11.  Compliance with Agreements and Law.......................................................53
         Section 6.12.  Environmental Matters; Environmental Reviews.............................................54
         Section 6.13.  Guaranties of Subsidiaries...............................................................54
         Section 6.14.  Regarding the Systems....................................................................56
         Section 6.15.  Clean Down Period........................................................................56
         Section 6.16.  Agreement to Deliver Security Documents..................................................56
         Section 6.17.  Subsidiaries; Unrestricted Subsidiaries..................................................57
         Section 6.18.  Designation and Conversion of Restricted and Unrestricted
                  Subsidiaries...................................................................................58
         Section 6.19.  Change of Name and other Matters.........................................................58

ARTICLE VII - Negative Covenants.................................................................................58
         Section 7.1.  Indebtedness..............................................................................59
         Section 7.2.  Limitation on Liens.......................................................................59
         Section 7.3.  Hedging Contracts.........................................................................61
         Section 7.4.  Limitation on Mergers, Issuances of Securities............................................62
         Section 7.5.  Limitation on Sales of Property...........................................................62
         Section 7.6.  Limitation on Dividends, Redemptions and Prepayments......................................64
         Section 7.7.  Limitation on Investments and New Businesses; Limitation on Credit
                  Extensions.....................................................................................64
         Section 7.8.  Transactions with Affiliates..............................................................65
         Section 7.9.  Prohibited  Contracts.....................................................................65

         Section 7.10.  Leverage Ratio...........................................................................65
         Section 7.11.  Interest Coverage Ratio..................................................................67
         Section 7.12. Debt to Capital Ratio.....................................................................67
         Section 7.13.  Open Position; Trading...................................................................67
         Section 7.14.  Operating Agreements.....................................................................67

ARTICLE VIII - Events of Default and Remedies....................................................................67
         Section 8.1.  Events of Default.........................................................................67
         Section 8.2.  Remedies..................................................................................70
         Section 8.3.  Application of Proceeds after Acceleration................................................70

ARTICLE IX - Administrative Agent................................................................................70
         Section 9.1.  Appointment and Authority.................................................................70
         Section 9.2.  Exculpation, Administrative Agent's Reliance, Etc.........................................71
         Section 9.3.  Credit Decisions..........................................................................71
         Section 9.4.  Indemnification...........................................................................71
         Section 9.5.  Rights as Lender..........................................................................72
         Section 9.6.  Sharing of Set-Offs and Other Payments....................................................72
         Section 9.7.  Investments...............................................................................73
         Section 9.8.  Benefit of Article IX.....................................................................73
         Section 9.9.  Resignation...............................................................................73

ARTICLE X - Miscellaneous........................................................................................74
         Section 10.1.  Amendment and Consents...................................................................74
         Section 10.2.  Survival of Agreements; Cumulative Nature................................................75
         Section 10.3.  Notices..................................................................................76
         Section 10.4.  Payment of Expenses; Indemnity...........................................................76
         Section 10.5.  Joint and Several Liability; Parties in Interest; Assignments;
                  Replacement Notes..............................................................................77
         Section 10.6.  Confidentiality..........................................................................81
         Section 10.7.  Bank Accounts; Offset....................................................................81
         Section 10.8.  Governing Law; Submission to Process.....................................................81
         Section 10.9.  Limitation on Interest...................................................................83
         Section 10.10.  Termination; Limited Survival...........................................................83
         Section 10.11.  Foreign Lenders.........................................................................84
         Section 10.12.  No General Partner's Liability..........................................................84
         Section 10.13.  Severability............................................................................85
         Section 10.14.  Counterparts............................................................................85
         Section 10.15.  Waiver of Jury Trial, Punitive Damages, etc.............................................85
         Section 10.16.  Waiver/Acknowledgments .................................................................86
         Section 10.17.  Restatement.  ..........................................................................87

Schedules and Exhibits:
----------------------

Schedule 1 - Lender Schedule
Schedule 2 - Disclosure Schedule
Schedule 3 - Security Schedule

Exhibit A-1 - Revolver Promissory Note
Exhibit A-2 - Term Promissory Note
Exhibit B - Borrowing Notice
Exhibit C - Continuation/Conversion Notice
Exhibit D - Certificate Accompanying Financial Statements
Exhibit E - Assignment and Acceptance Agreement

                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT is made as of July 19, 2002, by and among PACIFIC ENERGY GROUP LLC ("Borrower"), a Delaware limited liability company, PACIFIC ENERGY PARTNERS, L.P. ("Pacific Energy Partners"), a Delaware limited partnership, and FLEET NATIONAL BANK, as administrative agent (in such capacity, "Administrative Agent"), U.S. BANK NATIONAL ASSOCIATION, as syndication agent (in such capacity, "Syndication Agent"), FLEET SECURITIES, INC. and U.S. BANK NATIONAL ASSOCIATION, as co-arrangers and co-book managers (in such capacity, "Arrangers") and the Lenders referred to below.

                              W I T N E S S E T H:

         In consideration of the mutual covenants and agreements contained herein and in consideration of the loans which may hereafter be made by Lenders to, and the Letters of Credit that may hereafter be issued by the LC Issuer for the account of, Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                     ARTICLE I - DEFINITIONS AND REFERENCES

         Section 1.1. DEFINED TERMS. As used in this Agreement, each of the following terms has the meaning given to such term in this Section 1.1 or in the sections and subsections referred to below:

         "ADMINISTRATIVE AGENT" means Fleet National Bank, as Administrative Agent hereunder, and its successors in such capacity.

         "AFFILIATE" means, as to any Person, each other Person that directly or indirectly (through one or more intermediaries or otherwise) controls, is controlled by, or is under common control with, such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

                  (a) to vote 20% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

                  (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "AGREEMENT" means this Credit Agreement.

         "APPLICABLE LENDING OFFICE" means, with respect to each Lender, such Lender's Domestic Lending Office in the case of Base Rate Loans and such Lender's LIBOR Lending Office in the case of LIBOR Loans.

         "APPLICABLE RATING LEVEL" means for any day, the level set forth below that corresponds to the less favorable Borrower Debt Rating applicable on such day. As used in this definition, "greater than or equal to" means a rating equal to or more favorable than and "greater than or equal to" means a rating equal to or less favorable than.

     ===============================================================================================

     APPLICABLE RATING LEVEL              S&P                     MOODY'S
     -----------------------              ---                    -------
     Level I                  greater than or equal to BBB          greater than or equal to Baa2
     Level II                             BBB-                                Baa3
     Level III                            BB+                                 Ba1
     Level IV                             BB                                  Ba2
     Level V                    less than or equal to BB-           less than or equal to Ba3
     ===============================================================================================


If either of the Rating Agencies shall not have in effect a Borrower Debt Rating or if the rating system of either of the Rating Agencies shall change, or if either of the Rating Agencies shall cease to be in the business of rating corporate debt obligations, Borrower and Majority Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such Rating Agency, but until such an agreement shall be reached, the Applicable Rating Level shall be based only upon the Borrower Debt Rating by the remaining Rating Agency.

         "AVAILABLE CASH" means the amount of "Available Cash" determined from time to time pursuant to the provision of the Partnership Agreement; provided, however, only the Working Capital Amount and Working Capital Loans may be used to fund distributions pursuant to the Partnership Agreement or to satisfy any requirements for reserves in determining Available Cash pursuant to the Partnership Agreement.

         "BASE RATE" means the higher of (a) the variable per annum rate of interest so designated from time to time by Administrative Agent as its "prime rate", or (b) the Federal Funds Rate plus one-half percent (0.5%) per annum. The "prime rate" is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. Changes in the Base Rate resulting from changes in the "prime rate" shall take place immediately without notice or demand of any kind.

         "BASE RATE LOAN" means a Loan which does not bear interest at the LIBOR Rate.

         "BASE RATE MARGIN" means, on any date, the percent per annum set forth below based on the Applicable Rating Level in effect on such date; provided, however, during the EPTC Acquisition Period, the rate that would otherwise be the applicable Base Rate Margin for Revolver Loans set forth below shall be increased by .375% for Level I or Level II, by .50% for Level III or Level IV, and by .625% for Level V and the applicable Base Rate Margin for Term Loans set forth below shall be increased by .50% for each Applicable Rating Level set forth below.


================================================================================
Applicable Rating Level                          Base Rate Margin
                                     Revolver Loans                 Term Loans

Level I                                  0.00%                         .50%
Level II                                 0.00%                         .50%
Level III                                0.00%                         .75%
Level IV                                  .25%                         .75%
Level V                                   .50%                         .75%
================================================================================

Changes in the applicable Base Rate Margin will occur automatically, without prior notice as changes in the Applicable Rating Level occur. Administrative Agent will give notice promptly to Borrower and Lenders of changes in the applicable Base Rate Margin.

         "BORROWER" means Pacific Energy Group LLC, a Delaware limited liability company.

         "BORROWER DEBT RATING" means the rating then in effect by a Rating Agency with respect to the Obligations of Borrower hereunder or, at any time such rating is not maintained, the Debt Rating with respect to long term senior unsecured non-credit enhanced debt of Borrower.

         "BORROWING" means (i) a borrowing of new Loans of a single Type pursuant to Section 2.2 or (ii) a Continuation or Conversion of all or a portion of an existing Revolver Loan (whether alone or as a combination with a new Revolver Loan) or all or a portion of an existing Term Loan into a single Type (and, in the case of LIBOR Loans, with the same Interest Period) pursuant to
Section 2.3.

         "BORROWING NOTICE" means a written or telephonic request, or a written confirmation, made by Borrower which meets the requirements of Section 2.2.

         "BUSINESS DAY" means any day, other than a Saturday, Sunday or day which shall be in the Commonwealth of Massachusetts, State of California, or State of New York a legal holiday or day on which banking institutions are required or authorized to close. Any Business Day in any way relating to LIBOR Loans (such as the day on which an Interest Period begins or ends) must also be a day on which commercial banks settle payments in London.

         "CAPITAL LEASE" means a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

         "CASH EQUIVALENTS" means Investments in:

         (a) marketable obligations, maturing within 12 months after acquisition thereof, issued or unconditionally guaranteed by the United States of America or an instrumentality or agency thereof and entitled to the full faith and credit of the United States of America;

         (b) demand deposits and time deposits (including certificates of deposit) maturing within 12 months from the date of deposit thereof, (i) with any office of any Lender or (ii) with a domestic office of any national or state bank or trust company which is organized under the Laws of the United States of America or any state therein, which has capital, surplus and undivided profits of at least $500,000,000, and whose long-term certificates of deposit are rated at least Aa3 by Moody's or AA- by S&P;

         (c) repurchase obligations with a term of not more than seven days for underlying securities of the types described in subsection (a) above entered into with (i) any Lender or (ii) any other commercial bank meeting the specifications of subsection (b) above;

         (d) open market commercial paper, maturing within 270 days after acquisition thereof, which are rated at least P-1 by Moody's or A-1 by S&P; and

         (e) money market or other mutual funds substantially all of whose assets comprise securities of the types described in subsections (a) through (d) above.

         "CHANGE OF CONTROL" means the occurrence of any of the following events: (a) both (i) the Anschutz Group shall be the legal or beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of 33-1/3% or less of the combined voting power of the then total partnership interests (including all securities which are convertible into partnership interests) of Pacific Energy Partners and (ii) any Person or group of Persons acting in concert as a partnership or other group (a "Group of Persons"), other than one or more of the Anschutz Group, shall be the legal or beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of more than 35% of the combined voting power of the then total partnership interests (including all securities which are convertible into partnership interests) of Pacific Energy Partners, or (b) Pacific Energy Partners shall not be the sole legal and beneficial owner (as defined above) of all of the limited liability company interests of Borrower (including all securities which are convertible into limited partner interests), or (c) the General Partner shall cease to be the sole general partner of Pacific Energy Partners, or (d) the Anschutz Group shall not collectively own, directly or indirectly, a majority of the combined voting power of the Equity Interests in the General Partner. "Anschutz Group" means any one or more of Philip F. Anschutz, his spouse or descendants or The Anschutz Foundation, trusts or estates whose primary beneficiaries include one or more of the foregoing, and any corporation, partnership or company a majority of the securities (on a fully diluted basis) having ordinary voting power for the election of directors, managers, managing members or managing general partners of which are legally and beneficially owned, directly or indirectly, by one or more of the foregoing

         "CITIBANK CREDIT AGREEMENT" means that certain Credit Agreement dated as of August 9, 2000, by and between Pacific Pipeline System LLC, as Borrower, and Citibank, N.A., as Administrative Agent and Lender, as amended, modified or supplemented from time to time.

         "CLOSING DATE" means the date on which all of the conditions precedent set forth in Section 4.1 shall have been satisfied or waived.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time, together with all rules and regulations promulgated with respect thereto.

         "COLLATERAL" means all property of any kind which is subject to a Lien in favor of Lenders (or in favor of Administrative Agent for the benefit of Lenders) or which, under the terms of any Security Document, is purported to be subject to such a Lien.

         "COMMITMENT FEE RATE" means, on any date, the rate per annum set forth below based on the Applicable Rating Level on such date.


        =============================================================
            Applicable Rating Level            Commitment Fee Rate
         Level I, Level II or Level III             .25%
                  Level IV                          .375%
                   Level V                          .50%
        =============================================================

Changes in the applicable Commitment Fee Rate will occur automatically, without prior notice as changes in the Applicable Rating Level occur. Administrative Agent will give notice promptly to Borrower and Lenders of changes in the Commitment Fee Rate.

         "COMMITMENT PERIOD" means the period from and including the Closing Date until July 26, 2007 (or, if earlier, the day on which (i) the obligation of Lenders to make Loans hereunder and the obligations of LC Issuer to issue Letters of Credit hereunder have terminated, or (ii) the Notes first become due and payable in full, whichever shall first occur).

         "CONSOLIDATED" refers to the consolidation of any Person, in accordance with GAAP, with its properly consolidated Subsidiaries. References herein to a Person's Consolidated financial statements, financial position, financial condition, liabilities, etc. refer to the consolidated financial statements, financial position, financial condition, liabilities, etc. of such Person and its properly consolidated Subsidiaries.

         "CONSOLIDATED EBITDA" means, for any period, the sum of (1) the Consolidated Net Income during such period, plus (2) all interest expense which was deducted in determining such Consolidated Net Income for such period, plus
(3) all income taxes (including any franchise taxes to the extent based upon net income) which were deducted in determining such Consolidated Net Income, plus
(4) all depreciation, amortization (including amortization of good will and debt issue costs) and other non-cash charges (including any provision for the reduction in the carrying value of assets recorded in accordance with GAAP, but excluding any non-cash charges that constitute accrual of or reserve for future cash payments) which were deducted in determining such Consolidated Net Income, plus (5) cash dividends or distributions from Unrestricted Subsidiaries and from any equity method investments, minus (6) all non-cash items of income which were included in determining such Consolidated Net Income. Consolidated EBITDA shall not include

(i) any gain in excess of $1,000,000 in any Fiscal Year (to the extent of such excess) from the sale of assets or any loss from the sale of assets, (ii) any extraordinary gains or losses or (iii) any non-cash gains or losses resulting from mark to market activity as a result of SFAS 133.

         "CONSOLIDATED FUNDED INDEBTEDNESS" means, as of any date, the sum of the following (without duplication): (i) all Indebtedness which is classified as "long-term indebtedness" on a Consolidated balance sheet of Pacific Energy Partners and its Consolidated Subsidiaries prepared as of such date in accordance with GAAP and any current maturities and other principal amount in respect of such Indebtedness due within one year but which was classified as "long-term indebtedness" at the creation thereof, (ii) Indebtedness for borrowed money of Pacific Energy Partners and its Consolidated Subsidiaries outstanding under a revolving credit or similar agreement providing for borrowings (and renewals and extensions thereof) over a period of more than one year, notwithstanding the fact that any such borrowing is made within one year of the expiration of such agreement, and (iii) Indebtedness in respect of Capital Leases of Pacific Energy Partners and its Consolidated Subsidiaries; provided, however there shall not be included in Consolidated Funded Indebtedness (a) the Indebtedness of a Restricted Person in respect of undrawn amounts that may be drawn under Letters of Credit, (b) Indebtedness of Unrestricted Subsidiaries and
(c) obligations arising out of Hedging Contracts.

         "CONSOLIDATED INTEREST EXPENSE" means, for any applicable period, without duplication, the sum of (i) the interest expense of Pacific Energy Partners and its Subsidiaries accrued during such period, and whether expensed in such period or capitalized, as determined on a Consolidated basis, including without limitation (a) any amortization of debt discount, (b) the net cost under interest rate Hedging Agreements, (c) the interest portion of any deferred payment obligation, (d) all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and (e) all accrued interest, and (ii) the interest component in respect of obligations under Capital Leases paid, accrued or scheduled to be paid or accrued by Pacific Energy Partners and its Subsidiaries during such period in accordance with GAAP; provided, however, there shall be excluded from Consolidated Interest Expense, the interest expense of Unrestricted Subsidiaries.

         "CONSOLIDATED NET INCOME" means, for any period, Pacific Energy Partners' and its Subsidiaries' gross revenues for such period, minus Pacific Energy Partners' and its Subsidiaries' expenses and other proper charges against income (including taxes on income to the extent imposed), determined in accordance with GAAP on a Consolidated basis after eliminating earnings and losses attributable to outstanding minority interests (other than the minority interest in Borrower held by the General Partner); provided, however, Consolidated Net Income shall exclude the net earnings of any Unrestricted Subsidiary or equity method investments.

         "CONSOLIDATED NET WORTH" means all Consolidated assets, as determined in accordance with GAAP, of Pacific Energy Partners and its Subsidiaries (excluding Unrestricted Subsidiaries) minus the sum of (a) Consolidated liabilities, as determined in accordance with GAAP of Pacific Energy Partners and its Subsidiaries (excluding Unrestricted Subsidiaries), and (b) all outstanding Minority Interests (other than the minority interest in Borrower held by the General Partner). The effect of any increase or decrease in net worth in any period as a result of items of income or loss not reflected in the determination of net income but reflected in the determination of comprehensive income (to the extent provided under GAAP as in effect on the date hereof) shall be excluded in determining Consolidated Net Worth. "Minority Interests" means the book value of any Equity Interests in any of Pacific Energy Partners' Subsidiaries (excluding Unrestricted Subsidiaries) which Equity Interests are owned by a Person other than Pacific Energy Partners or a Wholly Owned Subsidiary of Pacific Energy Partners.

         "CONTINUATION/CONVERSION NOTICE" means a written or telephonic request, or a written confirmation, made by Borrower which meets the requirements of
Section 2.3.

         "CONTINUE", "CONTINUATION", and "CONTINUED" shall refer to the continuation pursuant to Section 2.3 hereof of a LIBOR Loan as a LIBOR Loan from one Interest Period to the next Interest Period.

         "CONVERT", "CONVERSION", AND "CONVERTED" shall refer to a conversion pursuant to Section 2.3 or Article III of one Type of Loan into another Type of Loan.

         "DEBT RATING" means with respect to a Person, the rating then in effect by a Rating Agency for the long term senior unsecured non-credit enhanced debt of such Person.

         "DEFAULT" means any Event of Default and any default, event or condition which would, with the giving of any requisite notices and the passage of any requisite periods of time, constitute an Event of Default.

         "DEFAULT RATE" means, at the time in question, (i) two percent (2%) per annum plus the applicable LIBOR Rate Margin plus the LIBOR Rate then in effect for any LIBOR Loan (up to the end of the applicable Interest Period) or (ii) two percent (2%) per annum plus the applicable Base Rate Margin plus the Base Rate for each Base Rate Loan; provided, however, the Default Rate shall never exceed the Highest Lawful Rate.

         "DEFAULT RATE PERIOD" means (i) any period during which an Event of Default, other than pursuant to Section 8.1 (a) or (b), or with respect to Borrower, Section 8.1(h)(i), (h)(ii) or (h)(iii), is continuing, provided that such period shall not begin until notice of the commencement of the Default Rate has been given to Borrower by Administrative Agent upon the instruction by Majority Lenders and (ii) any period during which any Event of Default pursuant to Section 8.1 (a) or (b), or with respect to Borrower, Section 8.1(h)(i),
(h)(ii) or (h)(iii), is continuing unless Borrower has been notified otherwise by Administrative Agent upon the instruction by Majority Lenders.

         "DISCLOSURE SCHEDULE" means Schedule 2 hereto.

         "DOLLARS" and "$" means the lawful currency of the United States of America, except where otherwise specified.

         "DOMESTIC LENDING OFFICE" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" in the Lender Schedule hereto, or such other office as such Lender may from time to time specify to Borrower and Administrative Agent; with respect to LC Issuer, the office, branch, or agency through which it issues Letters of Credit; and, with respect to Administrative Agent, the office, branch, or agency through which it administers this Agreement.

         "ELIGIBLE TRANSFEREE" means a Person which either (a) is a Lender or an Affiliate of a Lender, or (b) is consented to as an Eligible Transferee by Administrative Agent and, so long as no Default or Event of Default is continuing, by Borrower, which consents in each case will not be unreasonably withheld (provided that no Person organized outside the United States may be an Eligible Transferee if Borrower would be required to pay withholding taxes on interest or principal owed to such Person).

         "ENVIRONMENTAL LAWS" means any and all Laws relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

         "EPTC ACQUISITION" means the acquisition by a Subsidiary of Borrower of the terminal and pipeline assets of Edison Pipeline and Terminal Company, a division of Southern California Edison Company substantially as contemplated by the EPTC Acquisition Documents.

         "EPTC ACQUISITION DOCUMENTS" means the Asset Sale Agreement dated as of February 1, 2002, between Southern California Edison Company, as seller, and PPS Holding Company, as buyer, and all other agreements or instruments executed and delivered in connection therewith.

         "EPTC ACQUISITION PERIOD" means the period beginning with the funding of the purchase price for the EPTC Acquisition and ending on the earlier of (a) 270 days after the commencement of such period and (b) the receipt of proceeds of an equity offering by Pacific Energy Partners after the commencement of such period in an amount sufficient to cause Borrower to be in compliance with
Section 7.10(ii) as of the date of the receipt of such proceeds; provided, however, no EPTC Acquisition Period shall be deemed to have commenced if Pacific Energy Partners shall have consummated an equity offering for cash after the initial public offering contemplated by Section 4.1(o) but prior to such funding of the purchase price for the EPTC Acquisition, and Borrower shall be in compliance with Section 7.10(ii) as of the date of such funding of such purchase price.

         "EQUITY INTEREST" means any capital stock, partnership interest or member interest in a Person or any other equity interest in a Person.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, together with all rules and regulations promulgated with respect thereto.

         "ERISA AFFILIATE" means each Related Person and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control that, together with such Related Person, are treated as a single employer under Section 414 of the Code.

         "ERISA PLAN" means any employee pension benefit plan subject to Title IV of ERISA maintained by any ERISA Affiliate with respect to which any Related Person has a fixed or contingent liability.

         "EVENT OF DEFAULT" has the meaning given to such term in Section 8.1.

         "EXCESS SALE PROCEEDS" shall have the meaning set forth in Section 7.5.

         "EXISTING CREDIT AGREEMENTS" means (i) that certain Demand Promissory Note dated as of December 17, 2001, in the original principal amount of $4,933,000, issued by Ranch Pipeline, Inc. in favor of Anschutz Family Investment Company, LLC, and (ii) that certain Demand Promissory Note dated as of March 1, 2002, in the original principal amount of $12,000,000, issued by Rocky Mountain Pipeline System LLC in favor of Ranch Pipeline System LLC.

         "EXISTING US BANK AGREEMENT" means that certain Credit Agreement dated as of March 1, 2002, by and among Rocky Mountain Pipeline System LLC and Ranch Pipeline LLC, as Borrowers, and U.S. Bank National Association, as administrative agent and Lender.

         "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/1000th of one percent) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate quoted to Administrative Agent on such day on such transactions as determined by Administrative Agent.

         "FISCAL QUARTER" means a three-month period ending on March 31, June 30, September 30 or December 31 of any year.

         "FISCAL YEAR" means a twelve-month period ending on December 31 of any year.

         "FOREIGN LENDER" shall have the meaning given that term in Section
10.11.

         "GAAP" means those generally accepted accounting principles and practices which are recognized as such by the Financial Accounting Standards Board (or any generally recognized successor) and which, in the case of Pacific Energy Partners and its Consolidated Subsidiaries, are applied for all periods after the date hereof in a manner consistent with the manner in which such principles and practices were applied to the Initial Financial Statements. If any change in any accounting principle or practice is required by the Financial Accounting Standards Board (or any such successor) in order for such principle or practice to continue as a generally accepted accounting principle or practice, all reports and financial statements required hereunder with respect to Pacific Energy Partners or with respect to Pacific Energy Partners and its Consolidated Subsidiaries may be prepared in accordance with such change, but all calculations and determinations to be made hereunder may be made in accordance with such change only after notice of such change is given to each Lender, and Majority Lenders agree to such change in such calculations and determinations.

         "GENERAL PARTNER" means Pacific Energy GP, Inc., a Delaware corporation.

         "GUARANTORS" means Pacific Energy Partners and each Subsidiary of Borrower or Pacific Energy Partners (other than Borrower) which now or hereafter executes and delivers a Guaranty to Administrative Agent pursuant to Section
6.13 or who has a valid and outstanding debt obligation pledged to Administrative Agent complying with the requirements of Section 6.13(c).

         "GUARANTY" means a guaranty now or hereafter made by any Guarantor in favor of the Administrative Agent on behalf of the Lenders, as provided in
Section 6.13, which Guaranty shall be in form as shall be reasonably satisfactory to Administrative Agent, as the same may be amended, supplemented or restated from time to time.

         "GUARANTY OBLIGATION" means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other payment obligation of another Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other payment obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other payment obligation of the payment of such Indebtedness or other payment obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other payment obligation, or (iv) entered into for the purpose of assuring in any other manner the obligees in respect of such Indebtedness or other payment obligation of the payment thereof or to protect such obligees against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other payment obligation of any other Person, whether or not such Indebtedness or other payment obligation is assumed by such Person; provided, however, that the term "Guaranty Obligation" shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guaranty Obligation shall be deemed to be the lesser of (a) an amount equal to the stated or determinable outstanding amount of the related primary obligation and (b) the maximum amount for which such guarantying Person may be liable pursuant to the terms of the instrument embodying such Guaranty Obligation, unless the outstanding amount of such primary obligation and the maximum amount for which such guarantying Person may be liable are not stated or determinable, in which case the amount of such Guaranty Obligation shall be the maximum reasonably anticipated liability in respect thereof as determined by the guarantying Person in good faith.

         "HAZARDOUS MATERIALS" means any substances regulated under any Environmental Law, whether as pollutants, contaminants, or chemicals, or as industrial, toxic or hazardous substances or wastes, or otherwise.

         "HEDGING CONTRACT" means (a) any agreement providing for options, swaps, floors, caps, collars, forward sales or forward purchases involving interest rates, commodities or commodity prices, equities, currencies, bonds, or indexes based on any of the foregoing, (b) any option, futures or forward contract traded on an exchange, and (c) any other derivative agreement or other similar agreement or arrangement.

         "HIGHEST LAWFUL RATE" means, with respect to each Lender Party to whom Obligations are owed, the maximum nonusurious rate of interest that such Lender Party is permitted under applicable Law to contract for, take, charge, or receive with respect to such Obligations. All determinations herein of the Highest Lawful Rate, or of any interest rate determined by reference to the Highest Lawful Rate, shall be made separately for each Lender Party as appropriate to assure that the Loan Documents are not construed to obligate any Person to pay interest to any Lender Party at a rate in excess of the Highest Lawful Rate applicable to such Lender Party.

         "INDEBTEDNESS" means, as to any Person at a particular time, all of the following:

         (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

         (b) the face amount of all letters of credit (including standby and commercial), banker's acceptances, letters of guaranty, and similar instruments issued for the account of such Person, and, without duplication, all drafts drawn and unpaid thereunder;

         (c) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, other than trade accounts payable in the ordinary course of business not outstanding more than 120 days after the date the respective goods are delivered or the respective services are rendered, other than obligations contested in good faith by appropriate proceedings, if required, and for which adequate reserves are maintained on the books of such Person in accordance with GAAP, and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

         (d) obligations arising out of Hedging Contracts (on a net basis to the extent netting is provided for in the applicable Hedging Contract);

         (e) Capital Leases; and

         (e) all Guaranty Obligations of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner, unless such Indebtedness is expressly made non-recourse to such Person except for customary exceptions acceptable to the Majority Lenders. The amount of any Capital Lease as of any date shall be deemed to be the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP.

         "INITIAL FINANCIAL STATEMENTS" means (i) the audited combined balance sheets of Pacific Energy (Predecessor) as of December 31, 2000 and 2001, and the related combined statements of operations and net parent investment and cash flows for each of the years in the three (3) year period ended December 31, 2001, as contained in the Pacific Energy Partners Registration Statement, (ii) the unaudited balance sheet and income statement of Pacific Energy Partners and General Partner as of March 31, 2002, as contained in the Pacific Energy Partners Registration Statement, and (iii) the pro forma Consolidated and consolidating balance sheet of Pacific Energy

Partners and its Subsidiaries as of May 31, 2002, reflecting on a pro forma basis the consummation of the transactions contemplated by Section 4.1(o).

         "INTEREST PERIOD" means, with respect to each particular LIBOR Loan in a Borrowing, the period specified in the Borrowing Notice or Continuation/Conversion Notice applicable thereto, beginning on and including the date specified in such Borrowing Notice or Continuation/Conversion Notice (which must be a Business Day), and ending one, two, three or, if available to each Lender, six months thereafter, as Borrower may elect in such notice; provided that: (a) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (b) any Interest Period which begins on the last Business Day in a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day in a calendar month; and (c) notwithstanding the foregoing, no Interest Period may be selected that would end after the last day of the Commitment Period.

         "INVESTMENT" means any investment made, directly or indirectly in any Person, whether by acquisition of shares of capital stock, indebtedness or other obligations or securities or by loan, advance, capital contribution or otherwise and whether made in cash, by the transfer of property or by any other means.

         "LAW" means any statute, law, regulation, ordinance, rule, treaty, judgment, order, decree, permit, concession, franchise, license, agreement or other governmental restriction of the United States or any state or political subdivision thereof or of any foreign country or any department, state, province or other political subdivision thereof.

         "LC APPLICATION" means any application for a Letter of Credit hereafter made by Borrower to LC Issuer.

         "LC COLLATERAL" has the meaning given to such term in Section 2.11(a).

         "LC ISSUER" means Fleet National Bank, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity. Administrative Agent may, with the consent of Borrower and the Lender in question, appoint any Lender hereunder as an LC Issuer in place of or in addition to Fleet National Bank.

         "LC OBLIGATIONS" means, at the time in question, the sum of all Matured LC Obligations plus the maximum amounts which LC Issuer might then or thereafter be called upon to advance under all Letters of Credit then outstanding.

         "LENDER HEDGING OBLIGATIONS" means all obligations arising from time to time under Hedging Contracts entered into from time to time between Borrower, Pacific Energy Partners or any other Guarantor and a counterparty that is a Lender or an Affiliate of a Lender; provided that if such counterparty ceases to be a Lender hereunder or an Affiliate of a Lender hereunder, Lender Hedging Obligations shall only include such obligations to the extent arising from transactions entered into at the time such counterparty was a Lender hereunder or an Affiliate of a Lender hereunder.

         "LENDER PARTIES" means Administrative Agent, LC Issuer, and all
Lenders.

         "LENDER SCHEDULE" means Schedule 1 hereto, as revised from time to time by Administrative Agent pursuant to Section 10.5.

         "LENDERS" means each signatory hereto (other than Borrower and any Restricted Person that is a party hereto), including Fleet National Bank, in its capacity as a Lender hereunder rather than as Administrative Agent and LC Issuer, and the successors and each permitted assign of each such party as holder of a Note.

         "LETTER OF CREDIT" means any letter of credit issued by LC Issuer hereunder.

         "LETTER OF CREDIT FEE RATE" means, on any day, the rate per annum set forth below based on the Applicable Rating Level on such date; provided, however, during the EPTC Acquisition Period, the rate that would otherwise be the Letter of Credit Fee Rate set forth below shall be increased by .375% for Level I or Level II, by .50% for Level III or Level IV, and by .625% for Level V.


           =========================================================
                                                Letter of Credit
             Applicable Rating Level                 Fee Rate
           ---------------------------------------------------------
                    Level I                           1.25%
                   Level II                           1.50%
                   Level III                          2.00%
                   Level IV                           2.25%
                    Level V                           2.50%
           =========================================================

Changes in the applicable Letter of Credit Fee Rate will occur automatically, without prior notice as changes in the Applicable Rating Level occur. Administrative Agent will give notice promptly to Borrower and Revolver Lenders of changes in the Letter of Credit Fee Rate.

         "LIABILITIES" means, as to any Person, all indebtedness, liabilities and obligations of such Person, whether matured or unmatured, liquidated or unliquidated, primary or secondary, direct or indirect, absolute, fixed or contingent, and whether or not required to be considered pursuant to GAAP.

         "LIBOR LENDING OFFICE" means, with respect to any Lender, the office of such Lender specified as its "LIBOR Lending Office" on the Lender Schedule hereto (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to Borrower and Administrative Agent.

         "LIBOR LOAN" means a Loan that bears interest at a rate based upon the LIBOR Rate.

         "LIBOR RATE" means, as applicable to any LIBOR Loan within a Borrowing and with respect to the related Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/1000 of 1%) as determined on the basis of offered rates for deposits in U.S. dollars, for a period of time comparable to such Interest Period which appears on Telerate Page 3750 (or any successor page) as of 11:00 a.m. London time on the day that is two Business Days preceding the first day of such LIBOR Loan; provided, however, if the rate described above does not appear on the Telerate system on any applicable interest determination date, the LIBOR Rate shall be the rate (rounded upwards as described above, if necessary) for deposits in dollars for a period substantially equal to such Interest Period on the Reuters Page "LIBO" (or such other page as may replace the LIBO Page on that service for the purpose of displaying such rates), as of 11:00 a.m. (London time), on the date that is two Business Days prior to the beginning of such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/1000 of 1%). If both the Telerate and Reuters system are unavailable, then the LIBOR Rate for that date will be determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to such Interest Period which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two (2) Business Days preceding the first day of such LIBOR Loan as selected by Administrative Agent. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to such Interest Period offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that is two Business Days preceding the first day of such LIBOR Loan. In the event that Administrative Agent is unable to obtain any such quotation as provided above, it will be deemed that the LIBOR Rate pursuant to such LIBOR Loan cannot be determined. In the event that the Board of Governors of the Federal Reserve System shall impose a Reserve Percentage with respect to LIBOR deposits of any Lender, then for any period during which such Reserve Percentage shall apply, the LIBOR Rate shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage. "Reserve Percentage" means the maximum aggregate reserve requirement (including all basic, supplemental, marginal, special, emergency and other reserves) which is imposed on member banks of the Federal Reserve System against "Euro-currency Liabilities" as defined in Regulation D. Without limiting the effect of the foregoing, the Reserve Percentage shall reflect any other reserves required to be maintained by such member banks with respect to (a) any category of liabilities which includes deposits by reference to which the LIBOR Rate is to be determined, or (b) any category of extensions of credit or other assets which include LIBOR Loans. The LIBOR Rate for any LIBOR Loan shall change whenever the Reserve Percentage changes.

         "LIBOR RATE MARGIN" means, on any date, the percent per annum set forth below based on the Applicable Rating Level in effect on such date; provided, however, during the EPTC Acquisition Period, the rate that would otherwise be the applicable LIBOR Rate Margin for Revolver Loans set forth below shall be increased by .375% for Level I or Level II, by .50% for Level III or Level IV, and by .625% for Level V and the applicable LIBOR Rate Margin for Term Loans set forth below shall be increased by .50% for each Applicable Rating Level set forth below.


         ================================================================================
            Applicable Rating Level                         LIBOR Rate Margin
                                                  Revolver Loans             Term Loans
                 Level I                               1.25%                   2.50%
                 Level II                              1.50%                   2.50%
                 Level III                             2.00%                   2.75%
                 Level IV                              2.25%                   2.75%
                 Level V                               2.50%                   2.75%
         ================================================================================

Changes in the applicable LIBOR Rate Margin will occur automatically, without prior notice as changes in the Applicable Rating Level occur. Administrative Agent will give notice promptly to Borrower and Lenders of changes in the applicable LIBOR Rate Margin.

         "LIEN" means, with respect to any property or assets, any right or interest therein of a creditor to secure Liabilities owed to it or any other arrangement with such creditor which provides for the payment of such Liabilities out of such property or assets or which allows such creditor to have such Liabilities satisfied out of such property or assets prior to the general creditors of any owner thereof, including any lien, mortgage, security interest, pledge, deposit, production payment, rights of a vendor under any title retention or conditional sale agreement or lease substantially equivalent thereto, tax lien, mechanic's or materialman's lien, or any other charge or encumbrance for security purposes, whether arising by Law or agreement or otherwise, but excluding any right of offset which arises without agreement in the ordinary course of business. "Lien" also means any filed financing statement, any registration of a pledge (such as with an issuer of uncertificated securities), or any other arrangement or action which would serve to perfect a Lien described in the preceding sentence, regardless of whether such financing statement is filed, such registration is made, or such arrangement or action is undertaken before or after such Lien exists.

         "LOANS" means all Revolver Loans and all Term Loans.

         "LOAN DOCUMENTS" means this Agreement, the Notes, the Security Documents, the Letters of Credit, the LC Applications, and all other agreements, certificates, documents, instruments and writings at any time delivered in connection herewith or therewith (exclusive of term sheets and commitment letters).

         "MAJORITY LENDERS" means Lenders whose aggregate Percentage Shares exceed fifty percent (50%).

         "MATERIAL ADVERSE CHANGE" means a material and adverse change, from the state of affairs presented in the Initial Financial Statements or as represented or warranted in any Loan Document, to (a) Pacific Energy Partners' Consolidated financial condition, (b) the operations, income or properties of Pacific Energy Partners and its Subsidiaries considered as a whole, (c) Borrower's ability to timely pay the Obligations, or (d) the enforceability of the material terms of any Loan Document.

         "MATURED LC OBLIGATIONS" means all amounts paid by LC Issuer on drafts or demands for payment drawn or made under any Letter of Credit and all other amounts due and owing to LC Issuer under any LC Application for any Letter of Credit, to the extent the same have not been repaid to LC Issuer (with the proceeds of Loans or otherwise).

         "MAXIMUM DRAWING AMOUNT" means at the time in question the sum of the maximum amounts which LC Issuer might then or thereafter be called upon to advance under all Letters of Credit then outstanding.

         "MAXIMUM REVOLVER FACILITY AMOUNT" means the amount of $200,000,000, as such amount may be reduced from time to time as provided in Section 2.6 or as such amount may be reduced by Borrower from time to time as provided in Section 2.12.

         "MOODY'S" means Moody's Investor Service, Inc., or its successor.

         "NET PROCEEDS" shall mean the proceeds of any sale of assets in the form of cash or cash equivalents including payments in respect of deferred payment obligations when received in the form of cash or cash equivalents net of
(i) brokerage commissions and other fees and expenses related to such sale, (ii) provisions for any taxes payable by Restricted Persons as a result of such sale,
(iii) amounts required to be paid to any Person (other than a Restricted Person) owning a beneficial interest in the assets sold, (iv) appropriate amounts to be provided by the Restricted Persons, as a reserve required in accordance with GAAP for post-closing adjustments against any liabilities associated with such sale of assets and retained by the Restricted Persons, after such sale, (v) amounts required to be applied to the repayment of Indebtedness secured by a Lien on the assets sold and (vi) a reserve for a distribution by Pacific Energy Partners to its partners in respect of tax attributable to such sale not to exceed the Maximum Tax Rate times the gain from the taxable disposition of such assets, such gain to be calculated as provided in Section 5.5(b)(iv) of the Partnership Agreement; provided, however, any portion of the reserve under clause (vi) of this definition that is not included in a declared distribution on the first record date following the date of such sale shall be deemed to be "Net Proceeds" received on the date of such sale. "Maximum Tax Rate" shall be the blended federal and state income tax rate applicable to individual taxpayers in respect of such gain at the time of such sale (applying the highest effective state and federal income tax rates adjusted to take into account the deductibility of state income tax for federal income tax purposes and using the state income tax rate applicable in the State of New York) taking into account the portion of such gain which is treated as ordinary income and the portion of such gain which is treated as capital gain.

         "NOTES" means all Revolver Notes and all Term Notes.

         "OBLIGATIONS" means all advances to, and debts, liabilities, obligations, covenants and duties of, any Restricted Person arising under any Loan Document, including all Loans and all LC Obligations, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and expense reimbursement obligations that accrue after the commencement by or against any Restricted Person of any proceeding under any applicable bankruptcy, liquidation, receivership, insolvency or similar Laws naming such Person as the debtor in such proceeding. "OBLIGATION" means any part of the Obligations.

         "OFFSETTING POSITION" means, with respect to any Petroleum Inventory Position, any offsetting sale, purchase or exchange agreement, an offsetting physical inventory position (excluding tank bottoms and pipeline linefill inventory classified as a long term asset and working inventory not held for resale), or an offsetting Hedging Contract, in each case eliminating price risk and reasonably mitigating basis risk.

         "OPEN POSITION" means any Petroleum Inventory Position that does not have an Offsetting Position; provided that, a purchase, sale, exchange or similar contract without an Offsetting Position that is priced on an index which eliminates price risk and substantially all basis risk shall not be treated as an Open Position.

         "PACIFIC ENERGY PARTNERS" means Pacific Energy Partners, L.P., a Delaware limited partnership.

         "PACIFIC ENERGY PARTNERS REGISTRATION STATEMENT" means Borrower's Form S-1, as filed with the Securities and Exchange Commission on June 20, 2002, as amended and in effect on the Closing Date.

         "PARTNERSHIP AGREEMENT" means the First Amended and Restated Agreement of Limited Partnership of Pacific Energy Partners to be executed in connection with the closing of the transactions contemplated by the Pacific Energy Partners Registration Statement.

         "PERCENTAGE SHARE" means, with respect to any Lender, the percentage obtained by dividing (i) the sum of the outstanding Term Loans of such Lender plus the outstanding Revolver Commitment (or, if greater, the outstanding Revolver Facility Usage) of such Lender, by (ii) the sum of the aggregate outstanding Term Loans plus the aggregate outstanding Revolver Commitment (or, if greater, the outstanding Revolver Facility Usage).

         "PERMITTED ACQUISITIONS" means (a) the acquisition of all (or an acquisition resulting in the ownership of all) of the Equity Interest in a Person (exclusive of general partner interests held by General Partner not in excess of a 2% economic interest and exclusive of director qualifying shares and Equity Interests required to be held by an Affiliate to comply with a requirement of Law), or (b) any other acquisition of all or a portion of the business, assets or operations of a Person (whether in a single transaction or a series of related transactions), or (c) an acquisition of (or an acquisition resulting in the ownership of) more than fifty percent (50%) but less than all, of the Equity Interest of any Person having ordinary voting power for the election of directors, managers, managing members or managing general partners, provided that such Person is properly designated as an Unrestricted Subsidiary subject to compliance with Sections 6.17 and 6.18, or (d) an acquisition of any Equity Interest of any Person, other than as allowed under clauses (a) and (c), in an amount which, when combined with all other acquisitions allowed in this clause (d) and Permitted Investments under clause (f) of the definition of Permitted Investments, does not exceed an aggregate amount at any time of $30,000,000; provided that, (i) prior to and after giving effect to such acquisition in clauses (a), (b), (c) or (d), no Default or Event of Default shall have occurred and be continuing; (ii) all representations and warranties shall be true and correct as if restated immediately following the consummation of such acquisition; and (iii) substantially all of such business, assets and operations so acquired, or of the Person so acquired, consists of a Present and Related Business and (iv) satisfaction of the requirements of clauses (i), (ii) and (iii) have been certified in a certificate by Pacific Energy Partners and Borrower delivered to the Administrative Agent as promptly as possible and in no event less than five Business Days prior to the consummation of such acquisition.

         "PERMITTED INVENTORY LIENS" means any Lien on Petroleum Inventory permitted under Section 7.2(ii)(b) (so long as such Lien is inchoate) or Section 7.2(ii)(d).

         "PERMITTED INVESTMENTS" means:

         (a) Cash Equivalents;

         (b) the EPTC Acquisition;

         (c) existing Investments described in the Disclosure Schedule and Investments in Frontier Pipeline Company after the date of this Agreement relating to the existing rate based litigation not to exceed the aggregate amount of $3,000,000;

         (d) Investments by Pacific Energy Partners or any of its Restricted Subsidiaries (i) in any Restricted Person (other than Pacific Energy Partners) or (ii) in Pacific Energy Partners to the extent permitted by Section 7.1(c) or 7.5(b)(ii), in each case subject, in the case of any Indebtedness created thereby, to the provisions of Section 7.1(c);

         (e) Investments by Pacific Energy Partners or any of its Restricted Subsidiaries in any Unrestricted Subsidiary, subject to compliance with Sections
6.17 and 6.18;

         (f) Investments (i) in a Person acquired pursuant to clause (d) of the definition of Permitted Acquisitions and, when combined with other Investments allowed under this clause (f), in an amount permitted under such clause (d) of the definition of Permitted Acquisitions or (ii) in Frontier Pipeline Company after the date of this Agreement (other than Investments in Frontier Pipeline Company described in clause (c) above) for capital calls only with no change in equity ownership not to exceed the aggregate amount of $3,000,000 and, when combined with other Investments allowed pursuant to this clause (f), in an amount permitted under clause (d) of the definition of Permitted Acquisitions; or

         (g) normal and prudent extensions of credit by Restricted Persons to their customers for goods and services in the ordinary course of business and on ordinary trade terms.

         "PERMITTED LIEN" has the meaning given to such term in Section 7.2.

         "PERSON" means an individual, corporation, partnership, limited liability company, association, joint stock company, trust or trustee thereof, estate or executor thereof, unincorporated organization or joint venture, Tribunal, or any other legally recognizable entity.

         "PETROLEUM INVENTORY" means crude oil, refined products thereof, condensate, natural gas, natural gas liquids, liquefied petroleum gases or any blend thereof.

         "PETROLEUM INVENTORY POSITION" means (i) any physical Petroleum Inventory or (ii) any purchase, sale, exchange or other similar contract (other than a Hedging Contract) for Petroleum Inventory.

         "PRESENT AND RELATED BUSINESS" means and includes (a) the purchase, sale, exchange, marketing, gathering, blending, processing, transportation, storage and terminaling of Petroleum Inventory, (b) pipeline operation, and (c) businesses and operations incidental thereto, but Present and Related Business shall not include trading of Petroleum Inventory by a Related Person other than incidental to the gathering, blending or pipeline operations of a Related Person.

         "PUC RESTRICTED SUBSIDIARY" means any Restricted Subsidiary that is required to be regulated as a public utility under applicable Law and that is prohibited under such applicable Law from incurring a Guaranty and/or granting Liens or security interests in any Real Property Collateral, in each case without the approval of the applicable PUC.

         "RATING AGENCY" means either S&P or Moody's.

         "REAL PROPERTY COLLATERAL" has the meaning given to such term in
Section 6.16(a).

         "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect.

         "REINVESTMENT" means used for capital expenditures in connection with the Present and Related Business of a Restricted Person.

         "RELATED PERSON" means any of Pacific Energy Partners and each Subsidiary of Pacific Energy Partners, including but not limited to Borrower and each Subsidiary of Borrower.

         "RESPONSIBLE OFFICER" means any of the following of Borrower or General
Partner: a limited liability company manager (with respect to Borrower) if an individual, a vice president or higher company officer, chief financial officer and treasurer.

         "RESTRICTED PERSON" means any of Pacific Energy Partners and each Restricted Subsidiary of Pacific Energy Partners, including but not limited to Borrower and each Restricted Subsidiary of Borrower.

         "RESTRICTED SUBSIDIARY" means any Subsidiary of Pacific Energy Partners that is not an Unrestricted Subsidiary.

         "REVOLVER COMMITMENT" means $200,000,000. Each Revolver Lender's Revolver Commitment shall be the amount set forth for such Revolver Lender on the Lender Schedule.

         "REVOLVER FACILITY" means, at any time, the aggregate amount of Revolver Lenders' Revolver Commitments at such time.

         "REVOLVER FACILITY USAGE" means, at the time in question, the aggregate amount of outstanding Revolver Loans and LC Obligations at such time.

         "REVOLVER LENDER" means each holder of a Revolver Note.

         "REVOLVER LOAN" has the meaning given such term in Section 2.1(a).

         "REVOLVER MATURITY DATE" means July 26, 2007.

         "REVOLVER NOTE" has the meaning given such term in Section 2.1(a).

         "REVOLVER PERCENTAGE SHARE" means, with respect to any Revolver Lender
(a) when used in Sections 2.1(a), 2.2 or 2.12(b), in any Borrowing Notice or when no Revolver Loans are outstanding hereunder, the percentage set forth opposite such Revolver Lender's name on the Lender Schedule hereto, and (b) when used otherwise, the percentage obtained by dividing (i) the sum of the unpaid principal balance of such Revolver Lender's Revolver Loans at the time in question plus the Matured LC Obligations which such Revolver Lender has funded pursuant to Section 2.9(c) plus the portion of the Maximum Drawing Amount which such Revolver Lender might be obligated to fund under Section 2.9(c), by (ii) the sum of the aggregate unpaid principal balance of all Revolver Loans at such time plus the aggregate amount of LC Obligations outstanding at such time.

         "S&P" means Standard & Poor's Ratings Services (a division of McGraw Hill, Inc.) or its successor.

         "SECURITY DOCUMENTS" means the instruments listed in the Security Schedule and all other security agreements, deeds of trust, mortgages, pledges, guaranties, financing statements, continuation statements, extension agreements and other agreements or instruments now, heretofore, or hereafter delivered by any Restricted Person to Administrative Agent in connection with this Agreement or any transaction contemplated hereby to secure or guarantee the payment of any part of the Obligations or Lender Hedging Obligations or the performance of any Restricted Person's other duties and obligations under the Loan Documents.

         "SECURITY SCHEDULE" means Schedule 3 hereto.

         "SENIOR INDEBTEDNESS" means Indebtedness for borrowed money other than
(i) the Obligations, (ii) Subordinated Indebtedness, (iii) Indebtedness to another Restricted Person, (iv) Lender Hedging Obligations or (v) Indebtedness described in Section 7.1(e) or (f).

         "SUBORDINATED INDEBTEDNESS" means unsecured Indebtedness for borrowed money of Borrower or Pacific Energy Partners that (i) does not mature or have scheduled payments prior to the latest maturity date of the Obligations, (ii) is subordinated to the Obligations and Lender Hedging Obligations on terms satisfactory to Majority Lenders in their sole and absolute discretion, and
(iii) has covenants and events of default that, taken as a whole, are not more burdensome to the Restricted Persons than those contained in this Agreement.

         "SUBSIDIARY" means, with respect to any Person, any corporation, association, partnership, limited liability company, joint venture, or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled or owned more than fifty percent by such Person.

         "SYSTEMS" means all gathering systems, transportation pipelines, plants, compressors, storage facilities, injection stations, terminals, trucking operations, pumps and heaters, and the equipment, fixtures and improvements located thereon or used in connection therewith, in which any Restricted Person owns an interest.

         "TERM COMMITMENT" means $225,000,000. Each Term Lender's Term Commitment shall be the amount set forth for such Term Lender on the Lender Schedule.

         "TERM LENDER" means each holder of a Term Note.

         "TERM LOAN" has the meaning given such term in Section 2.1(b).

         "TERM LOAN MATURITY DATE" means July 26, 2009.

         "TERM NOTE" has the meaning given such term in Section 2.1(b).

         "TERMINATION EVENT" means (a) the occurrence with respect to any ERISA Plan of (i) a reportable event described in Sections 4043(c)(5) or (6) of ERISA or (ii) any other reportable event described in Section 4043(c) of ERISA other than a reportable event not subject to the provision for 30-day notice to the Pension Benefit Guaranty Corporation pursuant to a waiver by such corporation under Section 4043(a) of ERISA, or (b) the withdrawal of any ERISA Affiliate from an ERISA Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (c) the filing of a notice of intent to terminate any ERISA Plan or the treatment of any ERISA Plan amendment as a termination under Section 4041 of ERISA, or (d) the institution of proceedings to terminate any ERISA Plan by the Pension Benefit Guaranty Corporation under Section 4042 of ERISA, or (e) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any ERISA Plan.

         "TRIBUNAL" means any government, any arbitration panel, any court or any governmental department, commission, board, bureau, agency or instrumentality of the United States of America or any state, province, commonwealth, nation, territory, possession, county, parish, town, township, village or municipality, whether now or hereafter constituted or existing.

         "TYPE" means, with respect to any Loans, the characterization of such Loans as either Base Rate Loans or LIBOR Loans.

         "UCC" means the Uniform Commercial Code as in effect in the State of New York.

         "UNRESTRICTED SUBSIDIARY" means any Subsidiary of Pacific Energy Partners that Borrower has designated in writing to be an Unrestricted Subsidiary pursuant to Section 6.18 and that Borrower has not redesignated to be a Restricted Subsidiary pursuant to Section 6.18.

         "WHOLLY OWNED SUBSIDIARY" means any Subsidiary of a Person, all of the issued and outstanding Equity Interests of which (including all rights or options to acquire such Equity Interests) are directly or indirectly (through one or more Subsidiaries) owned by such Person, excluding any general partner interests owned, directly or indirectly, by General Partner in any such Subsidiary that is a partnership, in each case such general partner interests not to exceed 2% of the aggregate ownership interests of any such partnership and directors' qualifying shares if applicable.

         "WORKING CAPITAL AMOUNT" means $45,000,000.

         "WORKING CAPITAL LOANS" means any Revolver Loans for working capital purposes or to fund distributions by Pacific Energy Partners.

         "WORKING CAPITAL USAGE" means at the time in question, the aggregate amount of outstanding Working Capital Loans and LC Obligations at such time.

         Section 1.2. EXHIBITS AND SCHEDULES; ADDITIONAL DEFINITIONS. All Exhibits and Schedules attached to this Agreement are a part hereof for all purposes. Reference is hereby made to the Security Schedule for the meaning of certain terms defined therein and used but not defined herein, which definitions are incorporated herein by reference.

         Section 1.3. AMENDMENT OF DEFINED INSTRUMENTS. Unless the context otherwise requires or unless otherwise provided herein the terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments and restatements of such agreement, instrument or document, provided that nothing contained in this section shall be construed to authorize any such renewal, extension, modification, amendment or restatement.

         Section 1.4. REFERENCES AND TITLES. All references in this Agreement to Exhibits, Schedules, articles, sections, subsections and other subdivisions refer to the Exhibits, Schedules, articles, sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Exhibits and Schedules to any Loan Document shall be deemed incorporated by reference in such Loan Document. References to any document, instrument, or agreement (a) shall include all exhibits, schedules, and other attachments thereto, and (b) shall include all documents, instruments, or agreements issued or executed in replacement thereof. Titles appearing at the beginning of any subdivisions are for convenience only and do not constitute any part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words "this Agreement," "this instrument," "herein," "hereof," "hereby," "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this section" and "this subsection" and similar phrases refer only to the sections or subsections hereof in which such phrases occur. The word "or" is not exclusive, and the word "including" (in its various forms) means "including without limitation." Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. Accounting terms have the meanings assigned to them by GAAP, as applied the accounting entity to which they refer. References to "days" shall mean calendar days, unless the term "Business Day" is used. Unless otherwise specified, references herein to any particular Person also refer to its successors and permitted assigns. References to the execution of a certificate by an officer of a Person are to the execution in his or her capacity as such officer on behalf of such Person and not individually.

         Section 1.5. CALCULATIONS AND DETERMINATIONS. All calculations under the Loan Documents of interest chargeable with respect to LIBOR Loans and of fees shall be made on the basis of actual days elapsed (including the first day but excluding the last) and a year of 360 days. All calculations under the Loan Documents of interest chargeable with respect to Base Rate Loans shall be made on the basis of actual days elapsed (including the first day but excluding the last) and a year of 365 or 366 days, as appropriate. Each determination by a Lender Party of amounts to be paid under Article III or any other matters which are to be determined hereunder by a Lender Party (such as any LIBOR Rate, Business Day, Interest Period, or Reserve Percentage) shall, in the absence of manifest error, be conclusive and binding. Unless otherwise expressly provided herein or unless Majority Lenders otherwise consent all financial statements and reports furnished to any Lender Party hereunder shall be prepared and all financial computations and determinations pursuant hereto shall be made in accordance with GAAP.

         Section 1.6. JOINT PREPARATION; CONSTRUCTION OF INDEMNITIES AND RELEASES. This Agreement and the other Loan Documents have been reviewed and negotiated by sophisticated parties with access to legal counsel and no rule of construction shall apply hereto or thereto which would require or allow any Loan Document to be construed against any party because of its role in drafting such Loan Document. All indemnification and release provisions of this Agreement shall be construed broadly (and not narrowly) in favor of the Persons receiving indemnification or being released.

                  ARTICLE II - THE LOANS AND LETTERS OF CREDIT

         Section 2.1. COMMITMENTS TO LEND; NOTES.

         (a) REVOLVER LOANS. Subject to the terms and conditions hereof, each Revolver Lender agrees to make loans to Borrower (herein called such Lender's "Revolver Loans") upon Borrower's request from time to time during the Commitment Period, provided that (a) subject to Sections 3.3, 3.4 and 3.5, all Revolver Lenders are requested to make Revolver Loans of the same Type in accordance with their respective Revolver Percentage Shares and as part of the same Borrowing, and (b) after giving effect to such Loans, the Revolver Facility Usage does not exceed the Maximum Revolver Facility Amount and the Working Capital Usage does not exceed the Working Capital Amount. The aggregate amount of all Revolver Loans in any Borrowing must be equal to $1,000,000 or any higher integral multiple of $500,000. Borrower may have no more than five Borrowings of Revolver Loans which are LIBOR Loans outstanding at any time. The obligation of Borrower to repay to each Revolver Lender the aggregate amount of all Revolver Loans made by such Revolver Lender, together with interest accruing in connection therewith, shall be evidenced by a single promissory note (herein called such Lender's "Revolver Note") made by Borrower payable to the order of such Revolver Lender in the form of Exhibit A- 1 with appropriate insertions. The amount of principal owing on any Revolver Lender's Revolver Note at any given time shall be the aggregate amount of all Revolver Loans theretofore made by such Revolver Lender minus all payments of principal theretofore received by such Revolver Lender on such Revolver Note. Interest on each Revolver Note shall accrue and be due and payable as provided herein and therein. Each Revolver Note shall be due and payable as provided herein and therein, and shall be due and payable in full on the last day of the Revolver Maturity Date. Subject to the terms and conditions of this Agreement, Borrower may borrow, repay, and reborrow under this Section 2.1(a).

         (b) TERM LOANS. Subject to the terms and conditions hereof, each Term Lender agrees to make a single advance to Borrower (herein called such Lender's "Term Loans") on the Closing Date, provided that (a) each Term Loan does not exceed such Term Lender's Term Commitment set forth on the Lender Schedule and
(b) the aggregate amount of all Term Loans does not exceed the total Term Commitment. Term Loans shall consist of Base Rate Loans or LIBOR Loans, or a combination thereof as Borrower may request in writing as provided in Section
2.2 or as otherwise provided in Section 2.3. The obligation of Borrower to repay to each Term Lender the amount of the Term Loan made by such Term Lender, together with interest accruing in connection therewith, shall be evidenced by a single promissory note (herein called such Term Lender's "Term Note") made by Borrower payable to the order of such Term Lender in the form of Exhibit A-2 with appropriate insertions. The amount of principal owing on any Term Lender's Term Note at any given time shall be the amount of such Term Lender's Term Loan minus all payments of principal theretofore received by such Term Lender on such Term Note. Interest on each Term Note shall accrue and be due and payable as provided herein and therein. Each Term Note shall be due and payable as provided herein and therein, and shall be due and payable in full on the Term Loan Maturity Date. No portion of any Term Loan which has been repaid may be reborrowed.

         Section 2.2. REQUESTS FOR NEW LOANS. Borrower must give to Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of any requested Borrowing of Loans to be funded by Lenders. Each such notice constitutes a "Borrowing Notice" hereunder and must:

                  (a) specify (i) the aggregate amount of any such Borrowing of Base Rate Loans and the date on which such Base Rate Loans are to be advanced, or (ii) the aggregate amount of any such Borrowing of LIBOR Loans, the date on which such LIBOR Loans are to be advanced (which shall be the first day of the Interest Period which is to apply thereto), and the length of the applicable Interest Period;

                  (b) in the case of the Loans on the Closing Date, specify whether the Loans are Revolver Loans or Term Loans;

                  (c) in the case of Revolver Loans, specify whether any amounts will be used to fund distributions by Pacific Energy Partners; and

                  (d) be received by Administrative Agent not later than 12:00 noon, Boston, Massachusetts time, on (i) the day on which any such Base Rate Loans are to be made, or (ii) the third Business Day preceding the day on which any such LIBOR Loans are to be made.

Each such written request or confirmation must be made in the form and substance of the "Borrowing Notice" attached hereto as Exhibit B, duly completed. Each such telephonic request shall be deemed a representation, warranty, acknowledgment and agreement by Borrower as to the matters which are required to be set out in such written confirmation. Upon receipt of any such Borrowing Notice, Administrative Agent shall give each Lender prompt notice of the terms thereof. If all conditions precedent to such new Loans have been met, each Lender will on the date requested promptly remit to Administrative Agent at Administrative Agent's office in Boston,

Massachusetts the amount of such Lender's Loan in immediately available funds, and upon receipt of such funds, unless to its actual knowledge any conditions precedent to such Loans have been neither met nor waived as provided herein, Administrative Agent shall promptly make such Loans available to Borrower. Unless Administrative Agent shall have received prompt notice from a Lender that such Lender will not make available to Administrative Agent such Lender's new Loan, Administrative Agent may in its discretion assume that such Lender has made such Loan available to Administrative Agent in accordance with this section and Administrative Agent may if it chooses, in reliance upon such assumption, make such Loan available to Borrower. If and to the extent such Lender shall not so make its new Loan available to Administrative Agent, such Lender and Borrower severally agree to pay or repay to Administrative Agent within three days after demand the amount of such Loan together with interest thereon, for each day from the date such amount was made available to Borrower until the date such amount is paid or repaid to Administrative Agent, with interest at (i) the Federal Funds Rate, if such Lender is making such payment and (ii) the interest rate applicable at the time to the other new Loans made on such date, if Borrower is making such repayment. If neither such Lender nor Borrower pays or repays to Administrative Agent such amount within such three-day period, Administrative Agent shall be entitled to recover from Borrower, on demand, in lieu of the interest provided for in the preceding sentence, interest thereon at the Default Rate, calculated from the date such amount was made available to Borrower. The failure of any Lender to make any new Loan to be made by it hereunder shall not relieve such Lender of liability to Borrower for failure to lend and shall not relieve any other Lender of its obligation hereunder, if any, to make its new Loan, but no Lender shall be responsible for the failure of any other Lender to make any new Loan to be made by such other Lender.

         Section 2.3. CONTINUATIONS AND CONVERSIONS OF EXISTING LOANS. Borrower may make the following elections with respect to Term Loans or Revolver Loans already outstanding: to Convert, in whole or in part, Base Rate Loans to LIBOR Loans, to Convert, in whole or in part, LIBOR Loans to Base Rate Loans on the last day of the Interest Period applicable thereto, and to Continue, in whole or in part, LIBOR Loans beyond the expiration of such Interest Period by designating a new Interest Period to take effect at the time of such expiration. In making such elections, Borrower may combine existing Loans made pursuant to separate Borrowings into one new Borrowing or divide existing Loans made pursuant to one Borrowing into separate new Borrowings, provided that (i) Borrower may have no more than ten (10) Borrowings of LIBOR Loans outstanding at any time and (ii) no combinations may be made between Borrowings constituting Revolver Loans on the one hand and Borrowings constituting Term Loans on the other hand. To make any such election, Borrower must give to Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of any such Conversion or Continuation of existing Loans, with a separate notice given for each new Borrowing. Each such notice constitutes a "Continuation/Conversion Notice" hereunder and must:

                  (a) specify the existing Loans which are to be Continued or Converted;

                  (b) specify (i) the aggregate amount of any Borrowing of Base Rate Loans into which such existing Loans are to be Continued or Converted and the date on which such Continuation or Conversion is to occur, or (ii) the aggregate amount of any Borrowing of LIBOR Loans into which such existing Loans are to be Continued or Converted, the date on which such Continuation or Conversion is to occur (which shall be the first day of the

         Interest Period which is to apply to such LIBOR Loans), and the length of the applicable Interest Period; and

                  (c) be received by Administrative Agent not later than 12:00 noon, Boston, Massachusetts time, on (i) the day on which any such Continuation or Conversion to Base Rate Loans is to occur, or (ii) the third Business Day preceding the day on which any such Continuation or Conversion to LIBOR Loans is to occur.

Each such written request or confirmation must be made in the form and substance of the "Continuation/Conversion Notice" attached hereto as Exhibit C, duly completed. Each such telephonic request shall be deemed a representation, warranty, acknowledgment and agreement by Borrower as to the matters which are required to be set out in such written confirmation. Upon receipt of any such Continuation/Conversion Notice, Administrative Agent shall give each Lender prompt notice of the terms thereof. Each Continuation/Conversion Notice shall be irrevocable and binding on Borrower. During the continuance of any Default, Borrower may not make any election to Convert existing Loans into LIBOR Loans or Continue existing Loans as LIBOR Loans beyond the expiration of their respective and corresponding Interest Period then in effect. If (due to the existence of a Default or for any other reason) Borrower fails to timely and properly give any Continuation/Conversion Notice with respect to a Borrowing of existing LIBOR Loans at least three days prior to the end of the Interest Period applicable thereto, such LIBOR Loans, to the extent not prepaid at the end of such Interest Period, shall automatically be Converted into Base Rate Loans at the end of such Interest Period. No new funds shall be repaid by Borrower or advanced by any Lender in connection with any Continuation or Conversion of existing Loans pursuant to this section, and no such Continuation or Conversion shall be deemed to be a new advance of funds for any purpose; such Continuations and Conversions merely constitute a change in the interest rate applicable to already outstanding Loans.

         Section 2.4. USE OF PROCEEDS. Borrower shall use the proceeds of all Revolver Loans (a) to fund the EPTC Acquisition, (b) to finance Permitted Acquisitions, (c) for general company purposes and (d) up to the Working Capital Amount and subject to Section 7.6, for working capital purposes or to fund quarterly distributions by Pacific Energy Partners pursuant to the Partnership Agreement. Borrower shall use the proceeds of all Term Loans to (i) make a distribution to the General Partner in consideration for assets contributed to the Restricted Persons as described in the Pacific Energy Partners Registration Statement, (ii) partially pay the purchase price for Borrower's purchase of the indebtedness under the Citibank Credit Agreement, (iii) partially repay the indebtedness under the Existing Credit Agreements, (iv) refinance the indebtedness under the Existing US Bank Agreement, and (v) pay fees, costs and expenses owed pursuant to this Agreement and incurred pursuant to the offering contemplated by the Pacific Energy Partners Registration Statement. Borrower shall use all Letters of Credit solely for the purposes specified in Section 2.7(e). In no event shall any Loan or any Letter of Credit be used (i) directly or indirectly by any Person for personal, family, household or agricultural purposes, (ii) for the purpose, whether immediate, incidental or ultimate, of purchasing, acquiring or carrying any "margin stock" (as such term is defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System) or (iii) to extend credit to others directly or indirectly for the purpose of purchasing or carrying any such margin stock. Borrower represents and warrants that Borrower is not engaged principally, or as one of Borrower's important activities, in the business of extending credit to others for the purpose of purchasing or carrying such margin stock.

         Section 2.5. OPTIONAL PREPAYMENTS OF LOANS; INTEREST AND PREMIUM ON PREPAYMENTS.

         (a) REVOLVER LOANS. Borrower may, upon three Business Days' notice to Administrative Agent (and Administrative Agent will promptly give notice to the other Revolver Lenders), from time to time and without premium or penalty prepay the Revolver Loans, in whole or in part, so long as the aggregate amounts of all partial prepayments of principal on the Revolver Loans equals $1,000,000 or any higher integral multiple of $500,000; or any lesser amount necessary to prepay the Revolver Loans in full.

         (b) TERM LOANS. Borrower may, upon three Business Days' notice to each Term Lender from time to time and without premium (except as provided in this Section 2.5(b)) or penalty prepay the Term Loans, in whole or in part, so long as the aggregate of amounts of all partial prepayments of principal on the Term Loans equals $1,000,000 or any higher integral multiple of $500,000; or any lesser amount necessary to prepay the Term Loans in full. If the Term Loans shall be voluntarily prepaid as provided in this Section 2.5 (b), in whole or from time to time in part, on or before the first anniversary of the Closing Date, Borrower shall pay to Administrative Agent for the account of each Term Lender a prepayment premium in an amount equal to one percent (1.00%) of the amount of any such prepayment. Each partial prepayment of the Term Loans under this Section 2.5(b) shall be applied to the regular installments of principal due under the Term Notes in the inverse order of their maturities.

         (c) INTEREST ON PREPAYMENTS. Each prepayment of principal under this
Section 2.5 or under Section 2.6 shall be accompanied by all interest then accrued and unpaid on the principal so prepaid. Any principal or interest prepaid pursuant to this Section 2.5 or under Section 2.6 shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the Loan Documents at the time of such prepayment.

         Section 2.6.  MANDATORY PREPAYMENTS.

         (a) On such date that is 180 days after the date any Restricted Person has Excess Sale Proceeds, to the extent such Excess Sale Proceeds have not been applied in accordance with clause (iii)(x) of Section 7.5(d), the Borrower will
(i) first, prepay a principal amount of the outstanding Term Loans equal to the Excess Sale Proceeds and (ii) next, to the extent such Excess Sale Proceeds exceed the principal amount of the Term Loans, permanently reduce the Maximum Revolver Facility Amount in the amount of such remaining Excess Sale Proceeds, and if the outstanding principal amount of the Revolver Facility Usage exceeds the resulting Maximum Revolver Facility Amount, repay the Revolver Loans (or provide LC Collateral in the circumstances set forth in Section 2.11) to the extent of such excess.

         (b) If at any time any Restricted Person shall incur any Senior Indebtedness, Borrower will (i) first, prepay a principal amount of the outstanding Term Loans equal to the net cash proceeds (net of underwriters' or purchasers' discounts and commissions, legal, accountancy, registration, or printing fees and expenses and other fees and expenses incurred in connection with such offering to be paid or reimbursed by the issuer and net of any taxes, if any, paid or payable as a result thereof) of such Senior Indebtedness and
(ii) next, to the extent such net cash proceeds exceed the principal amount of the Term Loans, permanently reduce the Maximum Revolver Facility Amount in the amount of such remaining net cash proceeds, and if the outstanding principal amount of the Revolver Usage exceeds the resulting Maximum Revolver Facility Amount, repay the Revolver Loans (or provide LC Collateral in the circumstances set forth in Section 2.11) to the extent of such excess.

         (c) Each partial prepayment of the Term Loans under this Section 2.6 shall be applied to the regular installments of principal due under the Term Notes in the inverse order of their maturities.

         Section 2.7. LETTERS OF CREDIT. Subject to the terms and conditions hereof, Borrower may, during the Commitment Period, request LC Issuer to issue, amend, or extend the expiration date of, one or more Letters of Credit, provided that:

                  (a) after taking such Letter of Credit into account, the Revolver Facility Usage does not exceed the Maximum Revolver Facility Amount and the aggregate amount of Working Capital Usage does not exceed the Working Capital Amount;

                  (b) the expiration date of such Letter of Credit is prior to the earlier of (i) (A) 70 days after the date of issuance (or such other longer period of time acceptable to LC Issuer in its sole and absolute discretion), with respect to Letters of Credit securing purchases of Petroleum Inventory, or (B) one year after the date of issuance, with respect to all other Letters of Credit, and (ii) the end of the Commitment Period;

                  (c) the issuance of such Letter of Credit will be in compliance with all applicable governmental restrictions, policies, and guidelines and will not subject LC Issuer to any cost which is not reimbursable under Article III;

                  (d) such Letter of Credit is in such form and terms (which terms may include automatic renewal or evergreen provisions) as shall be acceptable to LC Issuer in its sole and absolute discretion;

                  (e) such Letter of Credit is issued to secure surety bonds, the purchase of Petroleum Inventory or the acquisition of licenses or franchises for the benefit of other vendors (such as equipment vendors); and

                  (f) all other conditions in this Agreement to the issuance of such Letter of Credit have been satisfied.

LC Issuer will honor any such request if the foregoing conditions (a) through
(f) (in the following Section 2.8 called the "LC CONDITIONS") have been met as of the date of issuance, amendment, or extension of such Letter of Credit.

         Section 2.8. REQUESTING LETTERS OF CREDIT. Borrower must make written application for any Letter of Credit at least two Business Days before the date on which Borrower desires for LC Issuer to issue such Letter of Credit. By making any such written application, unless otherwise expressly stated therein, Borrower shall be deemed to have represented and warranted that the LC Conditions described in Section 2.7 will be met as of the date of issuance of such Letter of Credit. Each such written application for a Letter of Credit must be made in writing in a form then in


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

normal use for such purpose by LC Issuer (or in such other form as may mutually be agreed upon by LC Issuer and Borrower). If all LC Conditions for a Letter of Credit have been met as described in Section 2.7 on any Business Day before 12:00 noon, Boston, Massachusetts time, LC Issuer will issue such Letter of Credit on the same Business Day at LC Issuer's office in Boston, Massachusetts. If the LC Conditions are met as described in Section 2.7 on any Business Day on or after 12:00 noon, Boston, Massachusetts time, LC Issuer will issue such Letter of Credit on the next succeeding Business Day at LC Issuer's office in Boston, Massachusetts. If any provisions of any LC Application conflict with any provisions of this Agreement, the provisions of this Agreement shall govern and control.

         Section 2.9.  REIMBURSEMENT AND PARTICIPATIONS.

         (a) REIMBURSEMENT. Each Matured LC Obligation shall constitute a loan by LC Issuer to Borrower. Borrower promises to pay to LC Issuer, or to LC Issuer's order, on demand, the full amount of each Matured LC Obligation together with interest thereon (i) at the Base Rate plus the Base Rate Margin to and including the second Business Day after the Matured LC Obligation is incurred and (ii) at the Default Rate on each day thereafter.

         (b) LETTER OF CREDIT ADVANCES. If the beneficiary of any Letter of Credit makes a draft or other demand for payment thereunder then Borrower may, during the interval between the making thereof and the honoring thereof by LC Issuer, request Revolver Lenders to make Revolver Loans to Borrower in the amount of such draft or demand, which Revolver Loans shall be made concurrently with LC Issuer's payment of such draft or demand and shall be immediately used by LC Issuer to repay the amount of the resulting Matured LC Obligation. Such a request by Borrower shall be made in compliance with all of the provisions hereof, provided that for the purposes of the first sentence of Section 2.1, the amount of such Revolver Loans shall be considered, but the amount of the Matured LC Obligation to be concurrently paid by such Revolver Loans shall not be considered.

         (c) PARTICIPATION BY LENDERS. LC Issuer irrevocably agrees to grant and hereby grants to each Revolver Lender, and -- to induce LC Issuer to issue Letters of Credit hereunder -- each Revolver Lender irrevocably agrees to accept and purchase and hereby accepts and purchases from LC Issuer, on the terms and conditions hereinafter stated and for such Revolver Lender's own account and risk an undivided interest equal to such Revolver Lender's Revolver Percentage Share of LC Issuer's obligations and rights under each Letter of Credit issued hereunder and the amount of each Matured LC Obligation paid by LC Issuer thereunder. Each Revolver Lender unconditionally and irrevocably agrees with LC Issuer that, if a Matured LC Obligation is paid under any Letter of Credit for which LC Issuer is not reimbursed in full by Borrower in accordance with the terms of this Agreement and the related LC Application (including any reimbursement by means of concurrent Revolver Loans or by the application of LC Collateral), such Revolver Lender shall (in all circumstances and without set-off or counterclaim) pay to LC Issuer on demand, in immediately available funds at LC Issuer's address for notices hereunder, such Revolver Lender's Revolver Percentage Share of such Matured LC Obligation (or any portion thereof which has not been reimbursed by Borrower). Each Revolver Lender's obligation to pay LC Issuer pursuant to the terms of this subsection is irrevocable and unconditional. If any amount required to be paid by any Revolver Lender to LC Issuer pursuant to this subsection is paid by such Revolver Lender to LC Issuer within three Business Days after the date such payment is due,

LC Issuer shall in addition to such amount be entitled to recover from such Revolver Lender, on demand, interest thereon calculated from such due date at the Federal Funds Rate. If any amount required to be paid by any Revolver Lender to LC Issuer pursuant to this subsection is not paid by such Revolver Lender to LC Issuer within three Business Days after the date such payment is due, LC Issuer shall in addition to such amount be entitled to recover from such Lender, on demand, interest thereon calculated from such due date at the Base Rate plus the Base Rate Margin.

         (d) DISTRIBUTIONS TO PARTICIPANTS. Whenever LC Issuer has in accordance with this section received from any Revolver Lender payment of such Revolver Lender's Revolver Percentage Share of any Matured LC Obligation, if LC Issuer thereafter receives any payment of such Matured LC Obligation or any payment of interest thereon (whether directly from Borrower or by application of LC Collateral or otherwise, and excluding only interest for any period prior to LC Issuer's demand that such Revolver Lender make such payment of its Revolver Percentage Share), LC Issuer will distribute to such Revolver Lender its Revolver Percentage Share of the amounts so received by LC Issuer; PROVIDED, HOWEVER, that if any such payment received by LC Issuer must thereafter be returned by LC Issuer, such Revolver Lender shall return to LC Issuer the portion thereof which LC Issuer has previously distributed to it.

         (e) CALCULATIONS. A written advice setting forth in reasonable detail the amounts owing under this section, submitted by LC Issuer to Borrower or any Revolver Lender from time to time, shall be conclusive, absent manifest error, as to the amounts thereof.

         Section 2.10. NO DUTY TO INQUIRE.

         (a) DRAFTS AND DEMANDS. LC Issuer is authorized and instructed to accept and pay drafts and demands for payment under any Letter of Credit without requiring, and without responsibility for, any determination as to the existence of any event giving rise to said draft, either at the time of acceptance or payment or thereafter. LC Issuer is under no duty to determine the proper identity of anyone presenting such a draft or making such a demand (whether by tested telex or otherwise) as the officer, representative or agent of any beneficiary under any Letter of Credit, and payment by LC Issuer to any such beneficiary when requested by any such purported officer, representative or agent is hereby authorized and approved. Borrower releases each Lender Party from, and agrees to hold each Lender Party harmless and indemnified against, any liability or claim in connection with or arising out of the subject matter of this section, WHICH INDEMNITY SHALL APPLY WHETHER OR NOT ANY SUCH LIABILITY OR CLAIM IS IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY LENDER PARTY, provided only that no Lender Party shall be entitled to indemnification for that portion, if any, of any liability or claim which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment.

         (b) EXTENSION OF MATURITY. If the maturity of any Letter of Credit is extended by its terms or by Law or governmental action, if any extension of the maturity or time for presentation of drafts or any other modification of the terms of any Letter of Credit is made at the request of Borrower, or if the amount of any Letter of Credit is increased at the request of Borrower, this Agreement shall be binding upon all Restricted Persons with respect to such Letter of Credit as so extended, increased or otherwise modified, with respect to drafts and property covered thereby, and with respect to any action taken by LC Issuer, LC Issuer's correspondents, or any Lender Party in accordance with such extension, increase or other modification.

         (c) TRANSFEREES OF LETTERS OF CREDIT. If any Letter of Credit provides that it is transferable, LC Issuer shall have no duty to determine the proper identity of anyone appearing as transferee of such Letter of Credit, nor shall LC Issuer be charged with responsibility of any nature or character for the validity or correctness of any transfer or successive transfers, and payment by LC Issuer to any purported transferee or transferees as determined by LC Issuer is hereby authorized and approved, and Borrower releases each Lender Party from, and agrees to hold each Lender Party harmless and indemnified against, any liability or claim in connection with or arising out of the foregoing, WHICH INDEMNITY SHALL APPLY WHETHER OR NOT ANY SUCH LIABILITY OR CLAIM IS IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY LENDER PARTY, provided only that no Lender Party shall be entitled to indemnification for that portion, if any, of any liability or claim which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment.

         Section 2.11.  LC COLLATERAL.

                  (a) LC OBLIGATIONS IN EXCESS OF MAXIMUM REVOLVER FACILITY AMOUNT. If, after the making of all mandatory prepayments required under Section 2.6, the outstanding LC Obligations will exceed the Maximum Revolver Facility Amount, then in addition to prepayment of the entire principal balance of the Loans Borrower will immediately pay to LC Issuer an amount equal to such excess. LC Issuer will hold such amounts as collateral security for the remaining LC Obligations (all such amounts held as collateral security for LC Obligations being herein collectively called "LC COLLATERAL") and the other Obligations, and such collateral may be applied from time to time to pay Matured LC Obligations or any other Obligations which are then due and payable. Neither this subsection nor the following subsection shall, however, limit or impair any rights which LC Issuer may have under any other document or agreement relating to any Letter of Credit, LC Collateral or LC Obligation, including any LC Application, or any rights which any Lender Party may have to otherwise apply any payments by Borrower and any LC Collateral under Section 3.1.

                  (b) ACCELERATION OF LC OBLIGATIONS. If the Obligations or any part thereof become immediately due and payable pursuant to Section 8.1 then, unless all Revolver Lenders otherwise specifically elect to the contrary (which election may thereafter be retracted by all Revolver Lenders at any time), all LC Obligations shall become immediately due and payable without regard to whether or not actual drawings or payments on the Letters of Credit have occurred, and Borrower shall be obligated to pay to LC Issuer immediately an amount equal to the aggregate LC Obligations which are then outstanding to be held as LC Collateral.

                  (c) INVESTMENT OF LC COLLATERAL. Pending application thereof, all LC Collateral shall be invested by LC Issuer in such Cash Equivalents as LC Issuer may choose in its sole discretion. All interest on (and other proceeds of) such Investments shall be reinvested or applied to Matured LC Obligations or other Obligations which are due and payable. When all Obligations have been satisfied in full, including all LC Obligations, all Letters of Credit have expired or been terminated, and all of Borrower's reimbursement obligations in connection therewith have been satisfied in full, LC Issuer shall release any remaining LC Collateral. Borrower hereby assigns and grants to LC Issuer for the benefit of Revolver Lenders a continuing security interest in all LC Collateral paid by it to LC Issuer, all Investments purchased with such LC Collateral, and all proceeds thereof to secure its Matured LC Obligations and its Obligations under this Agreement, each Note, and the other Loan Documents, and Borrower agrees that such LC Collateral, Investments and proceeds shall be subject to all of the terms and conditions of the Security Documents. Borrower further agrees that LC Issuer shall have all of the rights and remedies of a secured party under the UCC with respect to such security interest and that an Event of Default under this Agreement shall constitute a default for purposes of such security interest.

                  (d) PAYMENT OF LC COLLATERAL. When Borrower is required to provide LC Collateral for any reason and fails to do so on the day when required, LC Issuer or Administrative Agent may without prior notice to Borrower or any other Restricted Person provide such LC Collateral (whether by transfers from other accounts maintained with LC Issuer, or otherwise) using any available funds of Borrower or any other Person also liable to make such payments, and LC Issuer or Administrative Agent will give notice thereof to Borrower promptly after such application or transfer. Any such amounts which are required to be provided as LC Collateral and which are not provided on the date required shall, for purposes of each Security Document, be considered past due Obligations owing hereunder, and LC Issuer is hereby authorized to exercise its respective rights under each Security Document to obtain such amounts.

         Section 2.12. INTEREST RATES AND FEES; REDUCTION IN COMMITMENT.

                  (a) INTEREST RATES. Unless the Default Rate shall apply, (i) each Base Rate Loan shall bear interest on each day outstanding at the Base Rate plus the applicable Base Rate Margin in effect on such day and (ii) each LIBOR Loan shall bear interest on each day during the related Interest Period at the related LIBOR Rate plus the applicable LIBOR Rate Margin in effect on such day. During a Default Rate Period, all Loans shall bear interest on each day outstanding at the applicable Default Rate. The interest rate shall change whenever the applicable Base Rate, the applicable Base Rate Margin, the applicable LIBOR Rate or the applicable LIBOR Rate Margin changes. In no event shall the interest rate on any Loan exceed the Highest Lawful Rate.

                  (b) COMMITMENT FEES. In consideration of each Revolver Lender's commitment to make Revolver Loans, Borrower will pay to Administrative Agent for the account of each Revolver Lender a commitment fee determined on a daily basis equal to the Commitment Fee Rate in effect on such day times such Revolver Lender's Revolver Percentage Share of the unused portion of the Maximum Revolver Facility Amount on each day during the Commitment Period, determined for each such day by deducting from the amount of the Maximum Revolver Facility Amount at the end of such day the Revolver Facility Usage. This commitment fee shall be due and payable in arrears on the last day of each Fiscal Quarter and at the end of the Commitment Period. Borrower shall have the right from time to time to permanently reduce the Maximum Revolver Facility Amount, provided that (i) notice of such reduction is given not less than two Business Days prior to such reduction, (ii) the resulting Maximum Revolver Facility Amount is not less than the Revolver Facility Usage, and (iii) each partial reduction shall be in an amount at least equal to $1,000,000 and in multiples of $500,000 in excess thereof.

                  (c) LETTER OF CREDIT FEES. In consideration of LC Issuer's issuance of any Letter of Credit, Borrower agrees to pay to Administrative Agent, for the account of all Revolver Lenders in accordance with their respective Revolver Percentage Shares, a letter of credit fee equal to the Letter of Credit Fee Rate applicable each day times the face amount of such Letter of Credit. Such fee will be calculated on the face amount of each Letter of Credit outstanding on each day at the above applicable rates and will be payable in arrears on the last day of each Fiscal Quarter. In addition, Borrower will pay to LC Issuer a minimum administrative issuance fee equal to the greater of $150 or one-eighth percent (0.125%) per annum of the face amount of each letter of credit and such other fees and charges customarily charged by the LC Issuer in respect of any issuance, amendment or negotiation of any Letter of Credit in accordance with the LC Issuer's published schedule of such charges effective as of the date of such amendment or negotiation.

                  (d) ADMINISTRATIVE AGENT'S FEES. In addition to all other amounts due to Administrative Agent under the Loan Documents, Borrower will pay fees to Administrative Agent as described in a letter agreement dated as of June 20, 2002 between Administrative Agent and Borrower.

         Section 2.13 REPAYMENT OF TERM LOANS. Borrower shall repay to the Administrative Agent, without premium, for the ratable account of the Term Lenders the aggregate outstanding principal amount of the Term Loans as follows:

                  (a) On the last Business Day of each Fiscal Quarter during the period from and including the last Business Day of September 2005 through and including the last Business Day of June 2008, Borrower shall pay an aggregate principal amount equal to $562,500;

                  (b) On the Term Loan Maturity Date, Borrower shall pay the remaining aggregate principal amount of the Term Loans outstanding on such date; and

                  (c) Each such payment of principal on the Term Loans shall be accompanied by interest then accrued and unpaid on the principal so paid.

                        ARTICLE III - PAYMENTS TO LENDERS

         Section 3.1. GENERAL PROCEDURES. Borrower will make each payment which it owes under the Loan Documents to Administrative Agent for the account of the Lender Party to whom such payment is owed in lawful money of the United States of America, (unless otherwise expressly provided in this Agreement), without set-off, deduction or counterclaim, and in immediately available funds. Each such payment must be received by Administrative Agent not later than 2:00 p.m., Boston, Massachusetts time, on the date such payment becomes due and payable. Any payment received by Administrative Agent after such time will be deemed to have been made on the next following Business Day. Should any such payment become due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, and, in the case of a payment of principal or past due interest, interest shall accrue and be payable thereon for the period of such extension as provided in the Loan Document under which such payment is due. Each payment under a Loan Document shall be due and payable at the place provided therein and, if no specific place of payment is provided, shall be due and payable at the place of payment of Administrative Agent's Note. When Administrative Agent collects or receives money on account of the Obligations, Administrative Agent shall promptly distribute all money so collected or received, and each Lender Party shall apply all such money so distributed, (a) if such payment is in respect of the Obligations then due and payable hereunder and under the Notes to more than one of the Lender Parties, to such Lender Parties for the accounts of their respective Applicable Lending Offices in accordance with their respective Percentage Shares of the amounts of such Obligations due and payable to such Lender Parties at such time and (b) if such payment is in respect of any of the Obligations then due and payable hereunder to one Lender Party, to such Lender Party for the account of its Applicable Lending Office, in each case to be applied in such order as follows:

                  (a) first, for the payment of all Obligations which are then due (and if such money is insufficient to pay all such Obligations, first to any reimbursements due Administrative Agent under Section 6.9 or 10.4 and then to the partial payment of all other Obligations then due in proportion to the amounts thereof, or as Lender Parties shall otherwise agree);

                  (b) then for the prepayment of amounts owing under the Loan Documents (other than principal on the Notes) if so specified by Borrower;

                  (c) then for the prepayment of principal on the Notes, together with accrued and unpaid interest on the principal so prepaid, and then held as LC Collateral pursuant to Section 2.11(c); and

                  (d) last, for the payment or prepayment of any other Obligations.

All payments applied to principal or interest on any Note shall be applied first to any interest then due and payable, then to principal then due and payable, and last to any prepayment of principal and accrued interest thereon in compliance with Sections 2.5 and 2.6, as applicable. All distributions of amounts described in any of subsections (b), (c) or (d) above shall be made by Administrative Agent pro rata to each Lender Party then owed Obligations described in such subsection in proportion to all amounts owed to all Lender Parties which are described in such subsection; provided that if any Lender then owes payments to LC Issuer for the purchase of a participation under Section 2.9(c) or to Administrative Agent under Section 9.4, any amounts otherwise distributable under this section to such Lender shall be deemed to belong to LC Issuer or Administrative Agent, respectively, to the extent of such unpaid payments, and Administrative Agent shall apply such amounts to make such unpaid payments rather than distribute such amounts to such Lender.

         Section 3.2. CAPITAL REIMBURSEMENT. If either (a) the introduction or implementation of or the compliance with or any change in or in the interpretation of any Law, or (b) the introduction or implementation of or the compliance with any request, directive or guideline from any central bank or other governmental authority (whether or not having the force of Law) affects or would affect the amount of capital required or expected to be maintained by any Lender Party or any corporation controlling any Lender Party, then, within five Business Days after demand by such Lender Party, Borrower will pay to Administrative Agent for the benefit of such Lender Party, from time to time as specified by such Lender Party, such additional amount or amounts which such Lender Party shall reasonably determine to be appropriate to compensate such Lender Party or any corporation controlling such Lender Party (on an after-tax basis, taking into account any taxes on such compensation) in light of such circumstances, to the extent that such Lender Party reasonably determines that the amount of any such capital would be increased or the rate of return on any such capital would be reduced by or in whole or in part based on the existence of the face amount of such Lender Party's Loans, Letters of Credit, participations in Letters of Credit or commitments under this Agreement.

         Section 3.3. INCREASED COST OF LIBOR LOANS OR LETTERS OF CREDIT. If any applicable Law (whether now in effect or hereinafter enacted or promulgated, including Regulation D) or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of Law):

                  (a) shall change the basis of taxation of payments to any Lender Party of any principal, interest, or other amounts attributable to any LIBOR Loan or Letter of Credit or otherwise due under this Agreement in respect of any LIBOR Loan or Letter of Credit (other than taxes imposed on, or measured by, the overall net income of such Lender Party or any Applicable Lending Office of such Lender Party by any jurisdiction in which such Lender Party or any such Applicable Lending Office is located); or

                  (b) shall change, impose, modify, apply or deem applicable any reserve, special deposit or similar requirements in respect of any LIBOR Loan or any Letter of Credit (excluding those for which such Lender Party is fully compensated pursuant to adjustments made in the definition of LIBOR Rate) or against assets of, deposits with or for the account of, or credit extended by, such Lender Party; or

                  (c) shall impose on any Lender Party or the interbank eurocurrency deposit market any other condition affecting any LIBOR Loan or Letter of Credit, the result of which is to increase the cost to any Lender Party of funding or maintaining any LIBOR Loan or of issuing any Letter of Credit or to reduce the amount of any sum receivable by any Lender Party in respect of any LIBOR Loan or Letter of Credit by an amount deemed by such Lender Party to be material, then such Lender Party shall promptly notify Administrative Agent and Borrower in writing of the happening of such event and of the amount required to compensate such Lender Party for such event (on an after-tax basis, taking into account any taxes on such compensation), whereupon (i) Borrower shall, within five Business Days after demand therefor by such Lender Party, pay such amount to Administrative Agent for the account of such Lender Party and (ii) Borrower may elect, by giving to Administrative Agent and such Lender Party not less than three Business Days' notice, to Convert all (but not less than all) of any such LIBOR Loans into Base Rate Loans.

         Section 3.4. NOTICE; CHANGE OF APPLICABLE LENDING OFFICE. A Lender Party shall notify Borrower of any event occurring after the date of this Agreement that will entitle such Lender Party to compensation under Section 3.2,
3.3 or 3.5 hereof as promptly as practicable, but in any event within 90 days, after such Lender Party obtains actual knowledge thereof; PROVIDED, that (i) if such Lender Party fails to give such notice within 90 days after it obtains actual knowledge of such an event, such Lender Party shall, with respect to compensation payable pursuant to Section 3.2, 3.3 or 3.5 in respect of any costs resulting from such event, only be entitled to payment under Section 3.2, 3.3 or
3.5 hereof for costs incurred from and after the date 90 days prior to the date that such Lender Party does give such notice and (ii) such Lender Party will designate a different Applicable Lending Office for the Loans affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender Party, be disadvantageous to such Lender Party, except that such Lender Party shall have no obligation to designate an Applicable Lending Office located in the United States of America. Each Lender Party will furnish to Borrower a certificate setting forth the basis and amount of each request by such Lender Party for compensation under Section 3.2, 3.3 or 3.5 hereof.

         Section 3.5. AVAILABILITY. If (a) any change in applicable Laws, or in the interpretation or administration thereof of or in any jurisdiction whatsoever, domestic or foreign, shall make it unlawful or impracticable for any Lender Party to fund or maintain LIBOR Loans or to issue or participate in Letters of Credit, or shall materially restrict the authority of any Lender Party to purchase or take offshore deposits of dollars (i.e., "eurodollars"), or
(b) any Lender Party determines that matching deposits appropriate to fund or maintain any LIBOR Loan are not available to it, or (c) any Lender Party determines that the formula for calculating the LIBOR Rate does not fairly reflect the cost to such Lender Party of making or maintaining loans based on such rate, then, upon notice by such Lender Party to Borrower and Administrative Agent, Borrower's right to elect LIBOR Loans from such Lender Party (or, if applicable, to obtain Letters of Credit) shall be suspended to the extent and for the duration of such illegality, impracticability or restriction and all LIBOR Loans of such Lender Party which are then outstanding or are then the subject of any Borrowing Notice and which cannot lawfully or practicably be maintained or funded shall immediately become or remain, or shall be funded as, Base Rate Loans of such Lender Party. Borrower agrees to indemnify each Lender Party and hold it harmless against all costs, expenses, claims, penalties, liabilities and damages which may result from any such change in Law, interpretation or administration. Such indemnification shall be on an after-tax basis, taking into account any taxes imposed on the amounts paid as indemnity.

         Section 3.6. FUNDING LOSSES. In addition to its other obligations hereunder, Borrower will indemnify each Lender Party against, and reimburse each Lender Party on demand for, any loss or expense incurred or sustained by such Lender Party (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by a Lender Party to fund or maintain LIBOR Loans), as a result of (a) any payment or prepayment (whether or not authorized or required hereunder) of all or a portion of a LIBOR Loan on a day other than the day on which the applicable Interest Period ends, (b) any payment or prepayment, whether or not required hereunder, of a Loan made after the delivery, but before the effective date, of a Continuation/Conversion Notice, if such payment or prepayment prevents such Continuation/Conversion Notice from becoming fully effective, (c) the failure of any Loan to be made or of any Continuation/Conversion Notice to become effective due to any condition precedent not being satisfied or due to any other action or inaction of any Restricted Person, or

(d) any Conversion (whether or not authorized or required hereunder) of all or any portion of any LIBOR Loan into a Base Rate Loan or into a different LIBOR Loan on a day other than the day on which the applicable Interest Period ends. Such indemnification shall be on an after-tax basis, taking into account any taxes imposed on the amounts paid as indemnity.

         Section 3.7. REIMBURSABLE TAXES. Borrower covenants and agrees that:

                  (a) Borrower will indemnify each Lender Party against and reimburse each Lender Party for all present and future stamp and other taxes, duties, levies, imposts, deductions, charges, costs, and withholdings whatsoever imposed, assessed, levied or collected on or in respect of this Agreement or any LIBOR Loans or Letters of Credit (whether or not legally or correctly imposed, assessed, levied or collected), excluding, however, any taxes imposed on or measured by the overall net income of Administrative Agent or such Lender Party or any Applicable Lending Office of such Lender Party (or franchise or equivalent taxes) by any jurisdiction in which such Lender Party or any such Applicable Lending Office is located (all such non-excluded taxes, levies, costs and charges being collectively called "Reimbursable Taxes" in this section). Such indemnification shall be on an after-tax basis, taking into account any taxes imposed on the amounts paid as indemnity.

                  (b) All payments on account of the principal of, and interest on, each Lender Party's Loans and Note, and all other amounts payable by Borrower to any Lender Party hereunder, shall be made in full without set-off or counterclaim and shall be made free and clear of and without deductions or withholdings of any nature by reason of any Reimbursable Taxes, all of which will be for the account of Borrower. In the event of Borrower being compelled by Law to make any such deduction or withholding from any payment to any Lender Party, Borrower shall pay on the due date of such payment, by way of additional interest, such additional amounts as are needed to cause the amount receivable by such Lender Party after such deduction or withholding to equal the amount which would have been receivable in the absence of such deduction or withholding. If Borrower should make any deduction or withholding as aforesaid, Borrower shall within 60 days thereafter forward to such Lender Party an official receipt or other official document evidencing payment of such deduction or withholding.

                  (c) If Borrower is ever required to pay any Reimbursable Tax with respect to any LIBOR Loan, Borrower may elect, by giving to Administrative Agent and such Lender Party not less than three Business Days' notice, to Convert all (but not less than all) of any such LIBOR Loan into a Base Rate Loan, but such election shall not diminish Borrower's obligation to pay all Reimbursable Taxes.

                  (d) Notwithstanding the foregoing provisions of this section, Borrower shall be entitled, to the extent it is required to do so by Law, to deduct or withhold (and not to make any indemnification or reimbursement for) income or other similar taxes imposed by the United States of America (other than any portion thereof attributable to a change in federal income tax Laws effected after the date hereof) from interest, fees or other amounts payable hereunder for the account of any Lender Party, other than a Lender Party (i) who is a U.S. person for Federal income tax purposes or (ii) who has the Prescribed Forms on file with Administrative Agent (with copies provided to Borrower) for the applicable year to the extent deduction or withholding of such taxes is not required as a result of the filing of such Prescribed Forms, provided that if Borrower shall so deduct or withhold any such taxes, it shall provide a statement to Administrative Agent and such Lender Party, setting forth the amount of such taxes so deducted or withheld, the applicable rate and any other information or documentation which such Lender Party may reasonably request for assisting such Lender Party to obtain any allowable credits or deductions for the taxes so deducted or withheld in the jurisdiction or jurisdictions in which such Lender Party is subject to tax. As used in this section, "Prescribed Forms" means such duly executed forms or statements, and in such number of copies, which may, from time to time, be prescribed by Law and which, pursuant to applicable provisions of (x) an income tax treaty between the United States and the country of residence of the Lender Party providing the forms or statements, (y) the Code, or (z) any applicable rules or regulations thereunder, permit Borrower to make payments hereunder for the account of such Lender Party free of such deduction or withholding of income or similar taxes.

         Section 3.8. REPLACEMENT OF LENDERS. If any Lender Party seeks reimbursement for increased costs under Sections 3.2 through 3.7, then within ninety days thereafter -- provided no Event of Default then exists -- Borrower shall have the right (unless such Lender Party withdraws its request for additional compensation) to replace such Lender Party by requiring such Lender Party to assign its Loans and Notes and its commitments hereunder to an Eligible Transferee reasonably acceptable to Administrative Agent and to Borrower, provided that: (i) all Obligations of Borrower owing to such Lender Party being replaced (including such increased costs and any breakage costs with respect to any outstanding LIBOR Loans), but excluding principal and accrued interest on the Notes being assigned) shall be paid in full to such Lender Party concurrently with such assignment, and (ii) the replacement Eligible Transferee shall purchase the Note being assigned by paying to such Lender Party a price equal to the principal amount thereof plus accrued and unpaid interest and accrued and unpaid commitment fees thereon. In connection with any such assignment Borrower, Administrative Agent, such Lender Party and the replacement Eligible Transferee shall otherwise comply with Section 10.5. Notwithstanding the foregoing rights of Borrower under this section, however, Borrower may not replace any Lender Party which seeks reimbursement for increased costs under
Section 3.2 through 3.7 unless Borrower is at the same time replacing all Lender Parties which are then seeking such compensation.

                   ARTICLE IV - CONDITIONS PRECEDENT TO CREDIT

         Section 4.1. DOCUMENTS TO BE DELIVERED. No Lender has any obligation to make its first Loan, and LC Issuer has no obligation to issue the first Letter of Credit, unless Administrative Agent shall have received all of the following, at Administrative Agent's office in Boston, Massachusetts (or at such other place as Administrative Agent shall authorize), duly executed and delivered and in form, substance and date satisfactory to Administrative Agent and Arrangers:

                  (a) This Agreement and any other documents that Lenders are to execute in connection herewith.

                  (b)  Each Note.

                  (c) Each Security Document listed in the Security Schedule including but not limited to each Guaranty and each Pledge Agreement listed thereon.

                  (d) Certain certificates including:

                           (i) A certificate of the secretary and of the
                  chairman or the president of General Partner, which shall contain the names and signatures of the officers and other approved persons of General Partner authorized to execute Loan Documents on behalf of Pacific Energy Partners, the sole member of Borrower, and which shall certify to the truth, correctness and completeness of the following exhibits attached thereto: (1) a copy of resolutions duly adopted by the Board of Directors of General Partner and in full force and effect at the time this Agreement is entered into, authorizing the execution of this Agreement and the other Loan Documents delivered or to be delivered in connection herewith on behalf of Pacific Energy Partners, the sole member of Borrower and the consummation of the transactions contemplated herein and therein, (2) a copy of the charter documents of the General Partner and all amendments thereto, certified by the appropriate official of the General Partner's jurisdiction of organization, (3) in its capacity as the general partner of Pacific Energy Partners, a copy of the charter documents of Pacific Energy Partners and all amendments thereto, certified by the appropriate official of Pacific Energy Partner's jurisdiction of organization, (4) a copy of any bylaws of the General Partner, and (5) in its capacity as the general partner of Pacific Energy Partners, a copy of any agreement of limited partnership of Pacific Energy Partners; and

                           (ii) A certificate of the Borrower and Pacific Energy
                  Partners regarding satisfaction of Section 4.2(a) through (c).

                  (e) A certificate (or certificates) of the due formation, valid existence and good standing of each Related Person in its respective jurisdiction of organization, issued by the appropriate authorities of such jurisdiction, and certificates of each Related Person's good standing and due qualification to do business, issued by appropriate officials in any jurisdictions in which such Related Person owns property subject to Security Documents.

                  (f) Documents similar to those specified in subsections (d)(i) and (e) of this section with respect to Borrower and each Guarantor and the execution by it of the Loan Documents to be executed by Borrower or such Guarantor, as applicable.

                  (g) A favorable opinion of (i) Holme Roberts & Owen LLP, counsel to Related Persons, in a form satisfactory to Administrative Agent and (ii) local counsel for the states of California, Colorado, Montana, Utah and Wyoming in a form satisfactory to Administrative Agent, in each case, in respect of regulatory matters that Administrative Agent has reasonably requested.

                  (h) The Initial Financial Statements.

                  (i) Certificates or binders evidencing Related Persons' insurance in effect on the date hereof.

                  (j) Copies of such permits and approvals regarding the property and business of Related Persons as Administrative Agent may request.

                  (k) A certificate of Borrower and Pacific Energy Partners in form and detail acceptable to Administrative Agent confirming the insurance that is in effect as of the date hereof and certifying that such insurance is customary for the businesses conducted by Related Persons and is in compliance with the requirements of this Agreement.

                  (l) Payment of all commitment, facility, agency and other fees required to be paid to any Lender pursuant to any Loan Documents or any commitment agreement heretofore entered into.

                  (m) Borrower and Pacific Energy Partners shall have delivered to Administrative Agent a certificate certifying the Initial Financial Statements delivered pursuant to clause (h) above and reflecting compliance with each event specified in Sections 7.10 through 7.12, inclusive.

                  (n) Borrower and Pacific Energy Partners shall have delivered to Administrative Agent a certificate certifying that the documents attached thereto are true and correct copies of (i) the Omnibus Agreement (as defined in the Pacific Energy Partners Registration Statement) and each other material agreement between any Restricted Person and any Affiliate of a Restricted Person and (ii) the EPTC Acquisition Documents, in each case, in the form existing on the Closing Date.

                  (o) Pacific Energy Partners shall have consummated the public offering of its common units resulting in gross proceeds of at least $165,000,000; provided that, if the proceeds of such public offering are less than $170,000,000, then the payment to be made in consideration of the assets and liabilities contributed to Borrower by the General Partner and its Affiliates as provided in the "Use of Proceeds" section of the Pacific Energy Partners Registration Statement shall be reduced by an amount equal to the amount by which such proceeds are less than $170,000,000.

                  (p) The applicable Borrower Debt Rating shall either (i) be equal to or more favorable than BBB- by S&P or (ii) be equal to or more favorable than Baa3 by Moody's.

         Section 4.2. ADDITIONAL CONDITIONS PRECEDENT. No Lender has any obligation to make any Loan (including its first), and LC Issuer has no obligation to issue any Letter of Credit (including its first), unless the following conditions precedent have been satisfied:

                  (a) All representations and warranties made by any Restricted Person in any Loan Document shall be true on and as of the date of such Loan or the date of issuance of such Letter of Credit as if such representations and warranties had been made as of the date of such Loan or the date of issuance of such Letter of Credit except to the extent that such representation or warranty was made as of a specific date or updated, modified or supplemented as of a subsequent date with the consent of Majority Lenders.

                  (b) No Default shall exist at the date of such Loan or the date of issuance of such Letter of Credit.

                  (c) No Material Adverse Change shall have occurred to, and no event or circumstance shall have occurred that could reasonably be expected to cause a Material Adverse Change to, Pacific Energy Partners' or Borrower's Consolidated (or combined, if applicable) financial condition or businesses since the date of the Initial Financial Statements.

                  (d) The making of such Loan or the issuance of such Letter of Credit shall not be prohibited by any Law and shall not subject any Lender or any LC Issuer to any penalty or other onerous condition under or pursuant to any such Law.

                  (e) The Administrative Agent shall have received, in form and substance satisfactory to it, such other assurances, documents or consents related to the foregoing as the Administrative Agent or the Majority Lenders reasonably may require.

         Section 4.3. CONDITIONS PRECEDENT TO NON-WORKING CAPITAL LOANS. No Revolver Lender has any obligation to make any Revolver Loan, other than Working Capital Loans, unless either (i) the Borrower has notified the Revolver Lenders that the EPTC Acquisition will not be consummated and has specified in the related Borrowing Notice the purpose of such Revolver Loan or (ii) the following conditions precedent have been satisfied prior to or contemporaneously with the consummation of the EPTC Acquisition:

                  (a) All of the transactions contemplated by the EPTC Acquisition Documents shall have been consummated, substantially as contemplated thereby and in material compliance with the terms and conditions thereof.

                  (b) All representations and warranties made by any party to the EPTC Acquisition Documents shall be true and correct in all material respects.

                  (c) After giving effect to each of the transactions under the EPTC Acquisition Documents, all representations and warranties made in any Loan Document shall be true on and as of such date as if such representations and warranties have been made as of the date thereof and each Related Person shall be in compliance with each covenant by or relating to such Related Person contained in any Loan Document.

                  (d) Administrative Agent shall have received a certificate of Borrower confirming compliance with the requirements of Section 4.3(a) and (c).

                  (e) Administrative Agent shall have received copies of each Acquisition Document.

In the event of a Permitted Acquisition representing all or part of the assets contemplated by the EPTC Acquisition Documents but on terms not substantially as contemplated by the EPTC Acquisition Documents then, unless such revised terms have been approved by Majority Lenders as constituting the EPTC Acquisition, the EPTC Acquisition Period shall not occur upon such Permitted Acquisition and such Permitted Acquisition shall not be subject to the conditions of Section 4.3(a) through (e).

                   ARTICLE V - REPRESENTATIONS AND WARRANTIES

         To confirm each Lender's understanding concerning Related Persons and Related Persons' businesses, properties and obligations and to induce each Lender to enter into this Agreement and to extend credit hereunder, Pacific Energy Partners and Borrower represent and warrant to each Lender that:

         Section 5.1. NO DEFAULT. No Related Person is in default in the performance of any of the covenants and agreements by or relating to such Related Person contained in any Loan Document. No event has occurred and is continuing which constitutes a Default.

         Section 5.2. ORGANIZATION AND GOOD STANDING. Each Related Person is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization, having all powers required to carry on its business and enter into and carry out the transactions contemplated hereby. Each Related Person is duly qualified, in good standing, and authorized to do business in all other jurisdictions wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such qualification necessary except where the failure to so qualify would not reasonably be expected to cause a Material Adverse Change.

         Section 5.3. AUTHORIZATION. Each Restricted Person has duly taken all action necessary to authorize the execution and delivery by it of the Loan Documents to which it is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder. Borrower is duly authorized to borrow funds hereunder.

         Section 5.4. NO CONFLICTS OR CONSENTS. Except as disclosed in the Disclosure Schedule, the execution and delivery by the various Restricted Persons of the Loan Documents to which each is a party, the performance by each of its obligations under such Loan Documents, and the consummation of the transactions contemplated by the various Loan Documents, do not and will not conflict with any provision of any Law, the organizational documents of any Related Person or General Partner, or any material agreement, judgment, license, order or permit applicable to or binding upon any Related Person or General Partner, result in the acceleration of any Indebtedness owed by any Related Person or General Partner, or result in or require the creation of any Lien upon any assets or properties of any Related Person except as expressly contemplated in the Loan Documents. Except as expressly contemplated in the Loan Documents or disclosed in the Disclosure Schedule and except that any exercise by the Lenders of their respective rights and remedies with respect to the Collateral or any other action taken or proposed to be taken by the Lenders hereunder or under the other Loan Documents that would result in a change of control of any PUC Restricted Subsidiary shall be subject to such filings with and prior approval by the applicable PUC as may be required in respect of a regulated utility under such agency's regulations, no permit, consent, approval, authorization or order of, and no notice to or filing, registration or qualification with, any Tribunal or third party is required in connection with the execution, delivery or performance by any Restricted Person of any Loan Document or to consummate any transactions contemplated by the Loan Documents.

         Section 5.5. ENFORCEABLE OBLIGATIONS. This Agreement is, and the other Loan Documents when duly executed and delivered will be, legal, valid and binding obligations of each Restricted Person which is a party hereto or thereto, enforceable in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors' rights.

         Section 5.6. INITIAL FINANCIAL STATEMENTS. Pacific Energy Partners and Borrower have heretofore delivered to each Lender true, correct and complete copies of the Initial Financial Statements. The Initial Financial Statements of Pacific Energy (Predecessor) fairly present the combined financial position of Pacific Energy (Predecessor) and the combined results of operations of, cash flows of and parent investment in Pacific Energy (Predecessor) for the periods thereof, for such entities and such manner as is set forth in the notes thereto. The Initial Financial Statements of Pacific Energy Partners and the General Partner as of March 31, 2002 fairly present the respective combined financial positions for Borrower and General Partner at the date thereof and their respective results of operations for the periods thereof. Since the date of the annual Initial Financial Statements as of December 31, 2001, no Material Adverse Change has occurred, except as reflected in the quarterly Initial Financial Statements of Pacific Energy Partners or in the Disclosure Schedule. The financial statements from which the pro forma Initial Financial Statements of Pacific Energy Partners were derived, were prepared in accordance with GAAP, with such pro forma adjustments as have been disclosed in the notes thereto.

         Section 5.7. OTHER OBLIGATIONS AND RESTRICTIONS. No Restricted Person has any outstanding Liabilities of any kind (including contingent obligations, tax assessments, and unusual forward or long-term commitments, but excluding contractual obligations that are not required to be disclosed under GAAP in the balance sheet or the footnotes thereto) which are, in the aggregate, material to Pacific Energy Partners or Borrower or material with respect to Pacific Energy Partners' or Borrower's Consolidated financial condition and not shown or reflected in the Initial Financial Statements, disclosed in the Disclosure Schedule or otherwise permitted under Section 7.1. Except as shown in the Initial Financial Statements or disclosed in the Disclosure Schedule, no Related Person is subject to or restricted by any franchise, contract, deed, charter restriction, or other instrument or restriction which could reasonably be expected to cause a Material Adverse Change.

         Section 5.8. FULL DISCLOSURE. No certificate, statement or other written information (taken as a whole) delivered herewith or heretofore by any Related Person to any Lender in connection with the negotiation of this Agreement or in connection with any transaction contemplated hereby, including but not limited to the Pacific Energy Partners Registration Statement contains and no certificate, statement or other written information (taken as a whole) delivered hereafter by a Responsible Officer will contain any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not materially misleading as of the date made or deemed made, provided that notwithstanding anything else contained in this Agreement, none of the Related Persons make any representation, warranty, or guaranty as to any projections furnished to the Administrative Agent or the Lenders (except that such projections have been prepared by the applicable Related Person on the basis of assumptions which were believed to be reasonable as of the date of such projections in light of current business conditions). There is no fact known to any Responsible Officer that is not shown in the Initial Financial Statements, the Pacific Energy Partners Registration Statement disclosed in the Disclosure Schedule or otherwise disclosed to the Lenders in writing which could, in such Responsible Officer's reasonable judgment, cause a Material Adverse Change.

         Section 5.9. LITIGATION. Except as disclosed in the Initial Financial Statements or in the Disclosure Schedule: (i) there are no actions, suits or legal, equitable, arbitrative or administrative proceedings pending, or to the knowledge of any Responsible Officer threatened, against any Related Person or affecting any Collateral (including, without limitation, any which challenge or otherwise pertain to any Restricted Person's title to any Collateral) before any Tribunal which could reasonably be expected to cause a Material Adverse Change, and (ii) there are no outstanding judgments, injunctions, writs, rulings or orders by any such Tribunal against any Related Person or any Related Person's stockholders, partners, directors or officers or affecting any Collateral or any of its material assets or property which could reasonably be expected to cause a Material Adverse Change.

         Section 5.10. LABOR DISPUTES AND ACTS OF GOD. Except as disclosed in the Disclosure Schedule, neither the business nor the properties of any Related Person has been affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance), which could reasonably be expected to cause a Material Adverse Change.

         Section 5.11. ERISA PLANS AND LIABILITIES. All currently existing ERISA Plans are listed in the Disclosure Schedule. Except as disclosed in the Initial Financial Statements or in the Disclosure Schedule, no Termination Event has occurred with respect to any ERISA Plan and all ERISA Affiliates are in compliance with ERISA in all material respects. No ERISA Affiliate is required to contribute to, or has any other absolute or contingent liability in respect of, any "multiemployer plan" as defined in Section 4001 of ERISA. Except as set forth in the Disclosure Schedule: (i) no "accumulated funding deficiency" (as defined in Section 412(a) of the Code) exists with respect to any ERISA Plan, whether or not waived by the Secretary of the Treasury or his delegate, and (ii) the current value of each ERISA Plan's benefits does not exceed the current value of such ERISA Plan's assets available for the payment of such benefits by more than $10,000,000.

         Section 5.12. COMPLIANCE WITH LAWS. Except as set forth in the Disclosure Schedule, each Related Person has all permits, licenses and authorizations required in connection with the conduct of its businesses, except to the extent failure to have any such permit, license or authorization could not reasonably be expected to cause a Material Adverse Change. Each Related Person is in compliance with the terms and conditions of all such permits, licenses and authorizations, and is also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply could not reasonably be expected to cause a Material Adverse Change. Without limiting the foregoing, except as set forth in the Disclosure Schedule, each Related Person (i) has filed and maintained in all material respects all tariffs applicable to its business with each applicable commission, (ii) and all such tariffs are in material compliance with all Laws administered or promulgated by each applicable commission and
(iii) has imposed charges on its customers in material compliance with such tariffs, all contracts applicable to its business and all applicable Laws or otherwise in material compliance with Law. As used herein, "commission" includes the Federal Energy Regulatory Commission and each other US federal, Canadian federal, state, provincial, or local governmental department, commission, board, bureau, agency or instrumentality having jurisdiction over any Related Person or its properties.

         Section 5.13. ENVIRONMENTAL LAWS. As used in this section: "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, "CERCLIS" means the Comprehensive Environmental Response, Compensation and Liability Information System List of the Environmental Protection Agency, and "RELEASE" has the meaning given such term in 42 U.S.C. ss. 9601(22). Without limiting the provisions of Section 5.12 and except as set forth in the Disclosure Schedule:

         (a) No notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed, and no investigation or review is pending or, to the knowledge of a Responsible Officer, threatened by any Tribunal or any other Person with respect to any of the following which in the aggregate could reasonably be expected to cause a Material Adverse Change (i) any alleged generation, treatment, storage, recycling, transportation, disposal, or Release of any Hazardous Materials, either by any Related Person or on any property owned by any Related Person, (ii) any remedial action which might be needed to respond to any such alleged generation, treatment, storage, recycling, transportation, disposal, or Release, or (iii) any alleged failure by any Related Person to have any permit, license or authorization required in connection with the conduct of its business or with respect to any such generation, treatment, storage, recycling, transportation, disposal, or Release.

         (b) No Related Person otherwise has any known material contingent liability in connection with any alleged generation, treatment, storage, recycling, transportation, disposal, or Release of any Hazardous Materials that has caused, or could reasonably be expected to cause a Material Adverse Change.

         (c) No Related Person has handled any Hazardous Materials, other than as a generator, on any properties now or previously owned or leased by any Related Person to an extent that such handling has caused, or could reasonably be expected to cause, a Material Adverse Change.

         (d) Except to the extent that the following in the aggregate has not caused and could not reasonably be expected to cause a Material Adverse Change:

                  (i) no PCBs are or have been present at any properties now or previously owned or leased by any Related Person;

                  (ii) no asbestos is or has been present at any properties now or previously owned or leased by any Related Person;

                  (iii) there are no underground storage tanks for Hazardous Materials, active or abandoned, at any properties now or previously owned or leased by any Related Person; and

                  (iv) no Hazardous Materials have been Released at, on or under any properties now or previously owned or leased by any Related Person.

         (e) Except to the extent that has not caused and could not reasonably be expected to cause a Material Adverse Change, no Related Person has transported or arranged for the transportation of any Hazardous Material to any location which is listed on the National Priorities List under CERCLA, any location listed for possible inclusion on the National Priorities List by the Environmental Protection Agency in CERCLIS nor any location listed on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to claims against any Related Person for clean-up costs, remedial work, damages to natural resources or for personal injury claims, including, but not limited to, claims under CERCLA.

         (f) Except to the extent that has not caused and could not reasonably be expected to cause a Material Adverse Change, no property now or previously owned or leased by any Related Person is listed or proposed for listing on the National Priority list promulgated pursuant to CERCLA, in CERCLIS nor on any similar state list of sites requiring investigation or clean-up.

         (g) There are no Liens arising under or pursuant to any Environmental Laws on any of the real properties or properties owned or leased by any Related Person, and no government actions of which Borrower is aware have been taken or are in process which could subject any of such properties to such Liens; nor would any Related Person be required to place any notice or restriction relating to the presence of Hazardous Materials at any properties owned by it in any deed to such properties.

         (h) There have been no environmental investigations, studies, audits, tests, reviews or other analyses for ground water or soil contamination relating to the Release of Hazardous Materials conducted by or which are in the possession of any Related Person in relation to any properties or facility now or previously owned or leased by any Related Person which have not been made available to Administrative Agent.

         (i) (i) All Related Persons are conducting their businesses in material compliance with all applicable Environmental Laws, and have and are in compliance with all licenses and permits required under any such Laws, unless failure to so comply could not reasonably be expected to cause a Material Adverse Change; and (ii) no Related Person has filed any notice under any Law indicating that any such Person is responsible for the improper release into the environment, or the improper storage or disposal, of any material amount of any Hazardous Materials or that any Hazardous Materials have been improperly released, or are improperly stored or disposed of, upon any property of any such Person, unless such failure to so comply could not reasonably be expected to cause a Material Adverse Change.

For purposes of this Section 5.13, "Material Adverse Change" is deemed to mean the incurrence of either of the following, to the extent such amounts are in excess of available insurance by a financially sound insurer that has not contested liability: (i) expenditures with respect to all matters referred to under this Section 5.13 in excess of $10,000,000 in the aggregate in any Fiscal Year or (ii) liabilities with respect to all matters referred to under this Section 5.13 in excess of $30,000,000.

         Section 5.14. NAMES AND PLACES OF BUSINESS. No Restricted Person has, during the preceding five years, had, been known by, or used any other trade or fictitious name, except as disclosed in the Disclosure Schedule or otherwise disclosed to Administrative Agent in writing. Except as otherwise indicated in the Disclosure Schedule or otherwise disclosed to Administrative Agent in writing, the chief executive office and principal place of business of each Restricted Person are (and for the preceding five years have been) located at the address of Borrower set out in Section 10.3. Except as indicated in the Disclosure Schedule or otherwise disclosed in writing to the Administrative Agent, no Restricted Person has any other office or place of business.

         Section 5.15. BORROWER'S SUBSIDIARIES. Borrower does not presently have any Subsidiary or own any stock in any other corporation or association except those listed in the Disclosure Schedule or disclosed to Administrative Agent in writing. Neither Borrower nor any Related Person is a member of any general or limited partnership, limited liability company, joint venture or association of any type whatsoever except those listed in the Disclosure Schedule or disclosed to Administrative Agent in writing. Borrower owns, directly or indirectly, the Equity Interest in each of its Subsidiaries which is indicated in the Disclosure Schedule or as disclosed to Administrative Agent in writing.

         Section 5.16. TITLE TO PROPERTIES; LICENSES. Each Restricted Person has good title to, or valid leasehold interests in, all of the Collateral owned or leased by such Restricted Person, all of its Systems and all of its other material properties and assets necessary or used in the ordinary conduct of its business, except for such defects in title as would not, individually or in the aggregate, cause a Material Adverse Change, free and clear of all Liens other than Permitted Liens and of all material impediments to the use of such properties and assets in such Restricted Person's business. Notwithstanding the foregoing, to the extent that the exercise by the Lenders of their respective rights or remedies with respect to the Collateral or any other action taken or proposed to be taken by the Lenders hereunder or under the other Loan Documents would result in a change of control of any PUC Restricted Subsidiary, such exercise is subject to filings with and prior approval by the applicable PUC as may be required in respect of a regulated utility under such agency's regulations. Each Restricted Person possesses or licenses all patents, copyrights, trademarks and trade names, and other intellectual property (or otherwise possesses the right to use such intellectual property without violation of the rights of any other Person) which are necessary to carry out its business as presently conducted and as presently proposed to be conducted hereafter, and no Restricted Person is in violation in any material respect of the terms under which it possesses such intellectual property or the right to use such intellectual property.

         Section 5.17. GOVERNMENT REGULATION. Except as disclosed in the Disclosure Schedule, neither Borrower nor any other Related Person is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940 (as any of the preceding acts have been amended) or any other Law which regulates the incurring by such Person of Indebtedness, including Laws relating to common contract carriers or the sale of electricity, gas, steam, water or other public utility services. No Related Person is subject to regulation under the Federal Power Act which would violate, result in a default of, or prohibit the effectiveness or the performance of any of the provisions of the Loan Documents.

         Section 5.18. INSIDER. No Related Person, nor any Person having "control" (as that term is defined in 12 U.S.C. ss. 375b(9) or in regulations promulgated pursuant thereto) of any Related Person, is a "director" or an "executive officer" or "principal shareholder" (as those terms are defined in 12 U.S.C. ss. 375b(8) or (9) or in regulations promulgated pursuant thereto) of any Lender, of a bank holding company of which any Lender is a Subsidiary or of any Subsidiary of a bank holding company of which any Lender is a Subsidiary.

         Section 5.19. SOLVENCY. Upon giving effect to the issuance of the Notes, the execution of the Loan Documents by Borrower and each Guarantor and the consummation of the transactions contemplated hereby, (i) Borrower and each Guarantor will be solvent (as such term is used in applicable bankruptcy, liquidation, receivership, insolvency or similar Laws), and the sum of Borrower's and each Guarantor's absolute and contingent liabilities, including the Obligations or guarantees thereof, shall not exceed the fair market value of such Restricted Person's assets, and (ii) Borrower's and each Guarantor's capital should be adequate for the businesses in which such Restricted Person is engaged and intends to be engaged. Neither Borrower nor any Restricted Person has incurred (whether under the Loan Documents or otherwise), nor does any Restricted Person intend to incur or believe that it will incur, debts which will be beyond its ability to pay as such debts mature.

                       ARTICLE VI - AFFIRMATIVE COVENANTS

         To conform with the terms and conditions under which each Lender is willing to have credit outstanding to Borrower, and to induce each Lender to enter into this Agreement and extend credit hereunder, Pacific Energy Partners and Borrower covenant and agree that until the full and final payment of the Obligations and the termination of this Agreement, unless Majority Lenders, or all Lenders as required under Section 10.1, have previously agreed otherwise:

         Section 6.1. PAYMENT AND PERFORMANCE. Each Restricted Person will pay all amounts due under the Loan Documents, to which it is a party, in accordance with the terms thereof and will observe, perform and comply with every covenant, term and condition expressed in the Loan Documents to which it is a party.

         Section 6.2. BOOKS, FINANCIAL STATEMENTS AND REPORTS. Each Related Person will at all times maintain full and accurate books of account and records. Pacific Energy Partners and Borrower will maintain and will cause their Subsidiaries to maintain a standard system of accounting, will maintain its Fiscal Year, and will furnish, at Related Person's expense, the following statements and reports to Administrative Agent in electronic form or, if not in electronic form, in sufficient copies for each Lender:

         (a) As soon as available, and in any event within ninety (90) days after the end of each Fiscal Year (i) complete Consolidated financial statements of Pacific Energy Partners and of Borrower together with all notes thereto, prepared in accordance with GAAP, together with an unqualified opinion, based on an audit using generally accepted auditing standards, by KPMG LLP or any other independent certified public accountants selected by General Partner and acceptable to Majority Lenders, stating that such Consolidated financial statements have been so prepared and (ii) unaudited consolidating financial statements, which include the balance sheets and statements of income of each Related Person prepared in accordance with GAAP. These financial statements shall contain a Consolidated balance sheet as of the end of such Fiscal Year and Consolidated statements of earnings for such Fiscal Year. Such Consolidated financial statements shall set forth in comparative form the corresponding figures for the preceding Fiscal Year. In addition, concurrent with the delivery of such financial statements, Pacific Energy Partners and Borrower will furnish to Administrative Agent a certificate signed by such accountants stating that in connection with their audit, nothing came to their attention to cause them to believe that Borrower or Pacific Energy Partners failed to comply with the terms, covenants, provisions or conditions of Article VII insofar as they relate to accounting matters, with the proviso that such audit was not directed primarily toward obtaining knowledge of such non-compliance.

         (b) As soon as available, and in any event within forty-five (45) days after the end of each of the first three Fiscal Quarters of each Fiscal Year (i) Pacific Energy Partners' and Borrower's Consolidated balance sheet as of the end of such Fiscal Quarter and Consolidated statements of Pacific Energy Partners' and Borrower's earnings and cash flows for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, and (ii) unaudited consolidating financial statements, which include the balance sheets and statements of income of each Related Person, all prepared in accordance with GAAP, subject to changes resulting from normal year-end adjustments. In addition Pacific Energy Partners and Borrower will, together with each such set of financial statements and each set of financial statements furnished under subsection (a) of this section, furnish a certificate in the form of Exhibit D signed by the chief financial officer, principal accounting officer or treasurer of General Partner stating that such financial statements fairly present, in accordance with GAAP, the financial position and results of operations of Pacific Energy Partners and Borrower as of the date thereof (subject to normal year-end adjustments), stating that he has reviewed the Loan Documents, containing calculations showing compliance (or non-compliance) at the end of such Fiscal Quarter with the requirements of Sections 7.10 through 7.12, inclusive and stating that to his or her knowledge no Default exists at the end of such Fiscal Quarter or at the time of such certificate or specifying the nature and period of existence of any such Default.

         (c) Promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent by Pacific Energy Partners to its unit holders and all registration statements, periodic reports and other statements and schedules filed by Pacific Energy Partners with any securities exchange, the Securities and Exchange Commission or any similar governmental authority.

         (d) As soon as available, and in any event within ninety (90) days after the commencement of each Fiscal Year, a budget approved by the Board of Directors of the General Partner for such Fiscal Year for Pacific Energy Partners and its Subsidiaries, prepared or caused to be prepared by the chief financial officer, principal accounting officer or treasurer of General Partner.

         Section 6.3. OTHER INFORMATION AND INSPECTIONS. Each Related Person will furnish to each Lender any information which Administrative Agent or any Lender may from time to time request concerning any covenant, provision or condition of the Loan Documents, any Collateral or any matter in connection with Related Persons' businesses and operations.
Each Related Person will permit representatives appointed by Administrative Agent (including independent accountants, auditors, agents, attorneys, appraisers and any other Persons) to visit and inspect during normal business hours any of such Related Person's property, including its books of account, other books and records, and any facilities or other business assets, and to make extra copies therefrom and photocopies and photographs thereof, and to write down and record any information such representatives obtain, and each Related Person shall permit Administrative Agent or its representatives to investigate and verify the accuracy of the information furnished to Administrative Agent or any Lender in connection with the Loan Documents and to discuss all such matters with its executive officers and, upon prior notice to Borrower, its representatives (so long as Borrowers' executive officers and other representatives are entitled to be present). Administrative Agent and such representatives shall maintain the confidentiality of all such information in accordance with Section 10.6. Notwithstanding the foregoing or any other provision of this Agreement, in no event shall Administrative Agent or its representatives, or Lenders or their representatives, be entitled to any information or to review, inspect or copy any document or record protected by the attorney/client privilege or work product doctrine.

         Section 6.4. NOTICE OF MATERIAL EVENTS AND CHANGE OF ADDRESS. Borrower will notify each Lender Party, not later than seven (7) Business Days after any executive officer of a Related Persons has knowledge thereof, stating that such notice is being given pursuant to this Agreement, of:

         (a) a determination by an executive officer that a Material Adverse Change has occurred,

         (b) the occurrence of any Default,

         (c) the acceleration of the maturity of any Indebtedness owed by any Related Person or of any default by any Related Person under any indenture, mortgage, agreement, contract or other instrument to which any of them is a party or by which any of them or any of their properties is bound, if such acceleration or default could reasonably be expected to cause a Material Adverse Change,

         (d) the occurrence of any Termination Event that could reasonably be expected to result in liability in excess of $10,000,000, and

         (e) the filing of any suit or proceeding, or the assertion in writing of a claim against any Related Person or with respect to any Related Person's properties in which an adverse decision could reasonably be expected to cause a Material Adverse Change.

Upon the occurrence of any of the foregoing, Restricted Persons will take all necessary or appropriate steps to remedy promptly any such Material Adverse Change, Default, acceleration, default, or Termination Event to protect against any such adverse claim, to defend any such suit or proceeding, and to resolve all controversies on account of any of the foregoing.

         Section 6.5. MAINTENANCE OF PROPERTIES. Each Related Person will maintain, preserve, protect and keep all Collateral and all other material property used or useful in the conduct of its business in good condition (ordinary wear and tear excepted) in accordance with prudent industry standards, and in material compliance with all applicable Laws, and will from time to time make all repairs, renewals and replacements needed to enable the business and operations carried on in connection therewith to be promptly and advantageously conducted at all times.

         Section 6.6. MAINTENANCE OF EXISTENCE AND QUALIFICATIONS. Each Related Person will maintain and preserve its existence and its rights and franchises in full force and effect and will qualify to do business in all states or jurisdictions where required by applicable Law, except where the failure so to qualify could not reasonably be expected to cause a Material Adverse Change.

         Section 6.7. PAYMENT OF TRADE LIABILITIES, TAXES, ETC. Each Related Person will (a) timely file all required tax returns including any extensions;
(b) timely pay all taxes, assessments, and other governmental charges or levies imposed upon it or upon its income, profits or property before the same shall become delinquent; (c) pay all obligations and liabilities owed by it on ordinary trade terms to vendors, suppliers and other Persons providing goods and services used by it in the ordinary course of its business before the same shall become delinquent; (d) pay and discharge before the same shall become delinquent all other obligations and liabilities now or hereafter owed by it, other than royalty payments suspended in the ordinary course of business; and (e) maintain appropriate accruals and reserves for all of the foregoing in accordance with GAAP. Each Related Person may, however, delay paying or discharging any of the foregoing so long as it is in good faith contesting the validity thereof by appropriate proceedings, if necessary, and has set aside on its books adequate reserves therefor to the extent required by GAAP.

         Section 6.8. INSURANCE. Each Related Person will at all times maintain, with financially sound and reputable insurance companies, insurance in at least such amounts, with at least such limitations on deductibles, and against at least such casualties, liabilities and other risks as are usually insured against in the same general area by prudent companies of similar size engaged in the same or a similar business and will furnish to each Lender, upon written request, full information as to the insurance carried. All insurance policies covering Collateral shall be endorsed (a) to provide for payment of losses to Administrative Agent as its interests may appear, (b) to provide that such policies may not be canceled or reduced or affected in any material manner for any reason without ten (10) days prior notice to Administrative Agent, and (c) to provide for any other matters specified in any applicable Security Document or which Administrative Agent may reasonably require.

         Section 6.9. PERFORMANCE ON BORROWER'S BEHALF. If any Restricted Person fails to pay any taxes, insurance premiums, expenses, attorneys' fees or other amounts it is required to pay under any Loan Document, Administrative Agent may pay the same after notice of such payment by Administrative Agent is given to Borrower. Borrower shall immediately reimburse Administrative Agent for any such payments and each amount paid by Administrative Agent shall constitute an Obligation owed hereunder which is due and payable on the date such amount is paid by Administrative Agent.

         Section 6.10. INTEREST. Borrower hereby promises to each Lender to pay interest at the Default Rate on all Obligations (including Obligations to pay fees or to reimburse or indemnify any Lender) which Borrower has in this Agreement promised to pay to such Lender and which are not paid when due. Such interest shall accrue from the date such Obligations become due until they are paid.

         Section 6.11. COMPLIANCE WITH AGREEMENTS AND LAW. Each Related Person will perform all obligations it is required to perform under the terms of each indenture, mortgage, deed of trust, security agreement, lease, and franchise, and each agreement, contract or other instrument or obligation to which it is a party or by which it, the Systems or any of its properties is bound except where failure to comply could not reasonably be expected to have a Material Adverse Change. Each Related Person will conduct its business and affairs in compliance with all Laws applicable thereto except where failure to comply could not reasonably be expected to have a Material Adverse Change. Each Related Person will cause all licenses and permits necessary or appropriate for the conduct of its business and the ownership and operation of the Systems and all other property used and useful in the conduct of its business to be at all times maintained in good standing and in full force and effect except where failure to comply could not reasonably be expected to have a Material Adverse Change.

         Section 6.12.  ENVIRONMENTAL MATTERS; ENVIRONMENTAL REVIEWS.

         (a) Each Related Person will comply in all material respects with all Environmental Laws now or hereafter applicable to such Related Person as well as all contractual obligations and agreements with respect to environmental remediation or other environmental matters and shall obtain, at or prior to the time required by applicable Environmental Laws, all environmental, health and safety permits, licenses and other authorizations necessary for its operations and will maintain such authorizations in full force and effect.

         (b) Borrower will promptly notify Administrative Agent of all violations, orders, claims, citations, complaints, penalty assessments, suits or other proceedings of which a Responsible Officer has notice, pending or threatened against any Related Person by any governmental authority with respect to (i) any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations in connection with its ownership or use of its properties or the operation of its business or (ii) any potential responsibility with respect to any investigation or clean-up of Hazardous Material at any location, in each such case (i) or (ii) where such Responsible Officer has concluded that it is reasonable to expect either (A) the same would cause a Material Adverse Change if resolved adversely against any Related Person or (B) the potential liability of which exceeds, when aggregated with all other such violations, orders, claims, citations, complaints, penalty assessments, suits or other proceedings, $10,000,000 in a Fiscal Year.

         Section 6.13.  GUARANTIES OF SUBSIDIARIES.

         (a) Subject to Section 6.13(b), each Restricted Subsidiary of Pacific Energy Partners (other than Borrower) now existing or created, acquired or coming into existence after the date hereof shall, promptly upon request by Administrative Agent, execute and deliver to Administrative Agent an absolute and unconditional Guaranty of the timely repayment of the Obligations and the due and punctual performance of the obligations of Borrower hereunder. Subject to Section 6.13(b), each Restricted Subsidiary of Pacific Energy Partners existing on the date hereof (other than Borrower) shall duly execute and deliver such a Guaranty prior to the making of any Loan hereunder. Pacific Energy Partners and Borrower will cause each of its Restricted Subsidiaries (other than Borrower) to deliver to Administrative Agent, simultaneously with its delivery of such a Guaranty, written evidence reasonably satisfactory to Administrative Agent and its counsel that such Restricted Subsidiary has taken all corporate, limited liability company or partnership action necessary to duly approve and authorize its execution, delivery and performance of such Guaranty and any other documents which it is required to execute.

         (b) Pacific Pipeline System LLC, Pacific Terminals LLC and each other PUC Restricted Subsidiary shall not be required to provide a Guaranty pursuant to Section 6.13(a) unless regulatory approval shall have been obtained for such Guaranty from the applicable public utility commission having such regulatory authority over such PUC Restricted Subsidiary (in this Section called the applicable "PUC"). Pacific Energy Partners and Borrower shall cause the PUC Restricted Subsidiary to use its best efforts to obtain the approval of the applicable PUC for a Guaranty of the Obligations (i) on or prior to the consummation of the EPTC Acquisition, or if the EPTC Acquisition is abandoned or terminated, as promptly as possible after such abandonment or termination, in the case of Pacific Pipeline System LLC, (ii) upon consummation of the EPTC Acquisition, in the case of Pacific Terminals LLC and, (iii) upon acquisition of such PUC Restricted Subsidiary, in the case of another PUC Restricted Subsidiary. Pacific Energy Partners and Borrower shall cause the PUC Restricted Subsidiary to use such best efforts to obtain the approval of the applicable PUC for an absolute and unconditional Guaranty except to the extent that Restricted Persons reasonably determine that a request for a limited Guaranty substantially increases the likelihood of obtaining such approval, and, to the extent expressly required by the applicable PUC, the maximum principal amount of such Guaranty shall be limited to the maximum amount specified by the applicable PUC approval; provided further that such request for approval shall be for not less than $176,000,000 in the case of Pacific Pipeline System LLC and not less than the purchase price for the assets to be acquired under the EPTC Acquisition Documents in the case of Pacific Terminals LLC.

         (c) In the event Pacific Energy Partners and Borrower shall be unable to obtain approval of the applicable PUC for any such Guaranty after the exercise of their best efforts, Pacific Energy Partners and Borrower shall use their best efforts to obtain the approval of the applicable PUC for a debt obligation satisfactory to Administrative Agent issued by such PUC Restricted Subsidiary payable to Borrower, and for the pledge by Borrower of such debt obligation to Administrative Agent for the benefit of the Lenders to secure the Obligations. At the time such approval is obtained (if at all), Borrower shall cause such PUC Restricted Subsidiary to incur such debt obligation and shall pledge such debt obligation to Administrative Agent for the benefit of the Lenders, which debt obligation and pledge shall be reasonably satisfactory to the Administrative Agent in form and substance. Borrower will deliver to the Administrative Agent, simultaneously with its delivery of such debt obligation and such pledge, written evidence reasonably satisfactory to Administrative Agent and its counsel that Borrower and such PUC Restricted Subsidiary have taken all corporate, limited liability company or partnership action to approve and authorize its execution, delivery and performance of such debt obligation and pledge. If the debt obligation and pledge contemplated by the preceding two sentences are permitted without the approval of the applicable PUC, during such period that the Guaranty is not provided by the applicable PUC Restricted Subsidiary pursuant to this Section 6.13, upon request of Majority Lenders, the applicable PUC Restricted Subsidiary shall incur such debt obligation and Borrower shall provide such pledge as contemplated by the preceding two sentences.

         (d) Neither this Section 6.13 nor any other provision of any Loan Document shall require a Guaranty by a PUC Restricted Subsidiary, or the incurrence of debt obligation by a PUC Restricted Subsidiary and pledge thereof, in either case to the extent that such PUC Restricted Subsidiary shall not have obtained the required approval of the applicable PUC after the exercise of its best efforts in accordance with subsection (b) or (c) of this Section 6.13.

         Section 6.14. REGARDING THE SYSTEMS. Each Restricted Person will cause to be maintained in full force and effect all easements, rights of way, servitudes, leases, and other agreements necessary to the operations of the Systems and will properly and timely pay all rents and other payments due under the provisions thereof, except with respect to all of the foregoing where failure to comply could not reasonably be expected to cause a Material Adverse Change. No Restricted Person will permit any of its Systems (taken as a whole) or any material part thereof to be leased to a third party, to cease to operate or to be abandoned, except in the ordinary course of business, as a result of customary events of force majeure or as permitted by Section 7.5.

         Section 6.15. CLEAN DOWN PERIOD. During each Fiscal Year in which Working Capital Loans are made which are used to fund distributions by Pacific Energy Partners (such Working Capital Loans used to fund distributions by Pacific Energy Partners being herein called "Distribution Loans"), there shall be a fifteen (15) consecutive day period (the "Clean Down Period") during which
(a) there are no Distribution Loans outstanding, and (b) no Distribution Loans will be made. The Clean Down Period for a Fiscal Year may begin on any date that is after the first Distribution Loan is made in such Fiscal Year.

         Section 6.16. AGREEMENT TO DELIVER SECURITY DOCUMENTS.

         (a) Subject to Section 6.16(b) and Section 7.2(n), Borrower agrees to deliver and to cause each other Restricted Person to deliver, to further secure the Obligations and any Lender Hedging Obligations whenever requested by Administrative Agent in its sole and absolute discretion, deeds of trust, mortgages, pledge agreements, security agreements, financing statements, continuation statements, extension agreements, acknowledgments, and other Security Documents in form and substance reasonably satisfactory to Administrative Agent, in each case for the purpose of granting, confirming, protecting and perfecting Liens or security interests in any real property, fixtures and contract rights necessary to the operation of the pipeline systems, gathering systems and storage facilities owned by such Restricted Person (excluding all cash, inventory, accounts, other personal property, products and proceeds related to any of the foregoing) (collectively, the "Real Property Collateral") now owned or hereafter acquired by any Restricted Person (other than the property of Pacific Marketing and Transportation LLC existing on the date hereof and expansions of, additions to, or replacements for, such existing property of Pacific Marketing and Transportation LLC), including Liens in Equity Interests in each other Restricted Subsidiary now owned or hereafter acquired by any Restricted Person or in such other property which is at such time Collateral or which was intended to be Collateral pursuant to any Security Document previously executed and not then released by Administrative Agent; provided that to the extent any such property is not wholly owned by such Restricted Person, Borrower shall cause such Restricted Person to use its best efforts to obtain any necessary consents to the grant of such Liens or security interests where commercially reasonable to do so. Borrower also agrees to deliver, whenever requested by Administrative Agent in its sole and absolute discretion, favorable opinions from legal counsel acceptable to Administrative Agent with respect to the enforceability of the Liens created by the Security Documents, in a form and substance reasonably acceptable to the Administrative Agent.

         (b) Pacific Pipeline System LLC, Pacific Terminals LLC and each other PUC Restricted Subsidiary shall not be required to execute and deliver any Security Document pursuant to Section 6.16(a) unless regulatory approval shall have been obtained for such Security Document from the applicable public utility commission having such regulatory authority over such PUC Restricted Subsidiary (in this Section called the applicable "PUC"). Pacific Energy Partners and Borrower shall cause the PUC Restricted Subsidiary to use its best efforts to obtain the approval of the applicable PUC for Liens and security interests covering any Real Property Collateral now owned or hereafter acquired by such Person to secure the Obligations in such PUC Restricted Subsidiary's Guaranty (if delivered pursuant to Section 6.13) (i) on or prior to the consummation of the EPTC Acquisition, or if the EPTC Acquisition is abandoned or terminated, as promptly as possible after such abandonment or termination, in the case of Pacific Pipeline System LLC, (ii) upon consummation of the EPTC Acquisition, in the case of Pacific Terminals LLC and, (iii) upon acquisition of such PUC Restricted Subsidiary, in the case of another PUC Restricted Subsidiary.

         (c) Neither this Section 6.16 nor any other provision of any Loan Document shall require a PUC Restricted Subsidiary to deliver any Security Document pursuant to Section 6.16(a) to the extent that such PUC Restricted Subsidiary shall not have obtained the required approval of the applicable PUC after the exercise of its best efforts in accordance with subsection (b) of this
Section 6.16.

         Section 6.17. SUBSIDIARIES; UNRESTRICTED SUBSIDIARIES. The Borrower and Pacific Energy Partners:

         (a) will promptly, and in any event within 10 days, notify the Administrative Agent if any additional Subsidiary is formed or acquired after the Closing Date and whether such Subsidiary is an Unrestricted Subsidiary or a Restricted Subsidiary;

         (b) will not, and will not permit any Restricted Person to, incur any Guaranty Obligations in respect of any Indebtedness of any of the Unrestricted Subsidiaries;

         (c) will not permit the aggregate amount of Investments by Restricted Persons in all Unrestricted Subsidiaries at any one time (being the sum of (but without duplication) (i) the purchase price of Equity Interests of such Unrestricted Subsidiaries plus (ii) the amount of cash and the fair market value of property contributed to or loans to such Unrestricted Subsidiary minus (iii) any distributions representing a return of such equity, contributed capital or loans, but excluding any other changes in the book values of such Investments, such as from retained earning and losses) to exceed $75,000,000;

         (d) will not permit any Unrestricted Subsidiary to hold any equity or other ownership interest in, or any Indebtedness of, any Restricted Person;

         (e) will operate each Unrestricted Subsidiary in such a manner as to make it apparent to all creditors of such Unrestricted Subsidiary that such Unrestricted Subsidiary is a legal entity separate and distinct from all of the Restricted Persons and as such is solely responsible for its debts;

         (f) will not permit any Restricted Person to incur Indebtedness owing to any Unrestricted Subsidiary;

         (g) will not permit any Unrestricted Subsidiary to engage directly or indirectly in any business or conduct any operations except in connection with or incidental to its Present and Related Businesses; and

         (h) will cause each Unrestricted Subsidiary to incur Indebtedness only under notes, loan agreements or other applicable agreements that expressly state that such Indebtedness is being incurred by such Unrestricted Subsidiary on a basis that is non-recourse to the Restricted Persons.

         Section 6.18. DESIGNATION AND CONVERSION OF RESTRICTED AND UNRESTRICTED SUBSIDIARIES.

         (a) Unless designated as an Unrestricted Subsidiary after the date of this Agreement in writing to the Administrative Agent, any Person that becomes a Subsidiary of the Borrower or Pacific Energy Partners or any of their Restricted Subsidiaries shall be classified as a Restricted Subsidiary.

         (b) The Borrower and Pacific Energy Partners may designate any of its Subsidiaries (including a newly formed or newly acquired Subsidiary) as an Unrestricted Subsidiary if, after giving effect to such designation, no Default or Event of Default would exist; PROVIDED, HOWEVER, that neither Pacific Pipeline System LLC, Pacific Terminals LLC, Rocky Mountain Pipeline System LLC nor any other Subsidiary whose net earnings (or pro forma net earnings in the case of a newly formed Subsidiary) as of the most recent Fiscal Quarter end prior to such designation exceeded 10% of Consolidated net earnings of Pacific Energy Partners may be designated as an Unrestricted Subsidiary and no material assets (other than cash) of any Restricted Subsidiary may be contributed to an Unrestricted Subsidiary except assets acquired by a Restricted Subsidiary after the date of this Agreement and contributed to an Unrestricted Subsidiary within ninety (90) days after the date such assets are acquired by the Restricted Subsidiary. Except as provided in this Section 6.18, no Restricted Subsidiary may be redesignated as an Unrestricted Subsidiary.

         (c) The Borrower and Pacific Energy Partners may designate any Unrestricted Subsidiary to be a Restricted Subsidiary if, after giving effect to such designation, no Default or Event of Default would exist.

         Section 6.19. CHANGE OF NAME AND OTHER MATTERS. No Restricted Person will cause or permit any change to be made in its name, identity, corporate, limited liability company or partnership structure, the jurisdiction of its formation, or its federal employer identification number, unless such Restricted Person shall notify Administrative Agent of such change prior to the effective date of such change and thereafter shall promptly take all actions reasonably required by Administrative Agent for the purpose of further perfecting or protecting the Liens granted to or held by Administrative Agent.

                        ARTICLE VII - NEGATIVE COVENANTS


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

         To conform with the terms and conditions under which each Lender is willing to have credit outstanding to Borrower, and to induce each Lender to enter into this Agreement and make the Loans, Pacific Energy Partners and Borrower covenant and agree that until the full and final payment of the Obligations and the termination of this Agreement, unless Majority Lenders, or all Lenders as required under Section 10.1, have previously agreed otherwise:

         Section 7.1. INDEBTEDNESS. No Restricted Person will in any manner owe or be liable for Indebtedness except:

         (a) the Obligations and the Indebtedness existing on the date of this Agreement and listed on the Disclosure Schedule, which Indebtedness will be repaid, refinanced, or purchased on the Closing Date;

         (b) Indebtedness of Pacific Energy Partners, Borrower or a Restricted Subsidiary that is a Guarantor arising under a Hedging Contract permitted under
Section 7.3;

         (c) Indebtedness of any Restricted Person owing to any other Restricted Person, including, without limitation, Indebtedness arising from the purchase by Borrower of the indebtedness under the Citibank Credit Agreement; provided, however, any Indebtedness owing to a Restricted Person (other than Borrower) that is not a Guarantor shall be subordinated to the Obligations and the Lender Hedging Obligations on terms satisfactory to Administrative Agent in its sole and absolute discretion;

         (d) Indebtedness of Pacific Energy Partners or Borrower that is Subordinated Indebtedness;

         (e) Indebtedness of any Restricted Person in respect to leases or financing of trucks or vehicles having rental or other payments not exceeding $2,000,000 in any twelve (12) month period in the aggregate in respect of all such leases and financings;

         (f) Indebtedness of Pacific Energy Partners, Borrower or a Subsidiary that is a Guarantor (without duplicating amounts considered as Guaranty Obligations for the same Indebtedness), other than specified under paragraphs
(a) through (e) of this Section 7.1 not to exceed in the aggregate a principal amount of $40,000,000 at any one time outstanding.

         Section 7.2. LIMITATION ON LIENS. No Restricted Person will create, assume or permit to exist (i) any Lien upon any accounts, inventory, cash or investment securities except (A) Permitted Inventory Liens, (B) statutory Liens securing payables arising from the purchase of oil or gas at the wellhead and
(C) Liens of the type described in clauses (a), (c), (d), (e) and (f) below or
(ii) any Lien upon any of the other properties or assets that it now owns or hereafter acquires except the following (Liens, to the extent permitted by this Section 7.2, herein called "Permitted Liens"):

         (a) Liens created pursuant to this Agreement or the Security Documents and Liens existing on the date of this Agreement and listed in the Disclosure Schedule.

         (b) Liens imposed by any governmental authority for taxes, assessments or charges not yet due or the validity of which is being contested in good faith and by appropriate proceedings, if necessary, for which adequate reserves are maintained on the books of any Restricted Person in accordance with GAAP;

         (c) pledges or deposits of cash or securities under worker's compensation, unemployment insurance or other social security legislation;

         (d) carriers', warehousemen's, mechanics', materialmen's, repairmen's, landlord's, or other like Liens (including, without limitation, Liens on property of any Restricted Person in the possession of storage facilities, pipelines or barges) arising in the ordinary course of business for amounts which are not more than 60 days past due or the validity of which is being contested in good faith and by appropriate proceedings, if necessary, and for which adequate reserves are maintained on the books of any Restricted Person in accordance with GAAP;

         (e) Liens under or with respect to accounts with brokers or counterparties with respect to Hedging Contracts encumbering cash, commodities or futures contracts, options, securities, instruments, and other like assets held in such accounts securing only Hedging Contracts permitted under Section 7.3;

         (f) deposits of cash or securities to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

         (g) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of real property or minor imperfections in title thereto which, in the aggregate, are not material in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of any Restricted Person;

         (h) Liens in respect of purchase money obligations, operating leases and Capital Leases provided that Indebtedness is permitted under Section 7.1;

         (i) rights reserved to or vested in any governmental authority by the terms of any right, power, franchise, grant, license or permit, or by any provision of law, to revoke or terminate any such right, power, franchise, grant, license or permit or to condemn or acquire by eminent domain or similar process;

         (j) rights reserved to or vested by Law in any governmental authority to, in any manner, control or regulate in any manner any of the properties of any Restricted Person or the use thereof or the rights and interests of any Restricted Person therein, in any manner under any and all Laws;

         (k) rights reserved to the grantors of any properties of any Restricted Person, and the restrictions, conditions, restrictive covenants and limitations, in respect thereto, pursuant to the terms, conditions and provisions of any rights-of-way agreements, contracts or other agreements therewith;

         (l) inchoate Liens in respect of pending litigation or with respect to a judgment which has not resulted in an Event of Default under Section 8.1;

         (m) restrictions, conditions, terms and other provisions and rights, reserved by the issuing authority under all leases, licenses and permits constituting part of, or used in connection with, the Systems; and

         (n) any Lien existing on any property or asset of any Person that becomes a Subsidiary of Borrower or Pacific Energy Partners after the date of this Agreement prior to the time such Person becomes a Subsidiary; provided that
(i) such Lien is not created in contemplation of or in connection with such Person becoming a Subsidiary, (ii) such Lien shall not apply to any other property or assets of Borrower or Pacific Energy Partners or any of their respective Subsidiaries, (iii) such Lien shall secure only those obligations which it secures on the date such Person becomes a Subsidiary and any renewals, extensions and modifications (but not increases) thereof, (iv) the Indebtedness secured by Liens permitted by this subsection is permitted under Section 7.1, and (v) Borrower or Pacific Energy Partners, as applicable, shall demonstrate pro forma compliance with this Section 7.2(n) at the closing of such acquisition.

         Section 7.3. HEDGING CONTRACTS. No Restricted Person will be a party to or in any manner be liable on any Hedging Contract, except:

         (a) Hedging Contracts entered into by Pacific Energy Partners, Borrower or a Guarantor with the purpose and effect of fixing interest rates on a principal amount of indebtedness of such Person that is accruing interest at a variable rate, provided that (i) the aggregate notional amount of such contracts never exceeds one hundred percent (100%) of the anticipated outstanding principal balance of the indebtedness to be hedged by such contracts or an average of such principal balances calculated using a generally accepted method of matching interest swap contracts to declining principal balances, (ii) the floating rate index of each such contract generally matches the index used to determine the floating rates of interest on the corresponding indebtedness to be hedged by such contract and (iii) each such contract is with a counterparty or has a guarantor of the obligation of the counterparty who (unless such counterparty is a Lender or an Affiliate of any Lender at the time such contract is entered into) at the time the contract is made has long-term unsecured and unenhanced debt obligations rated A or A2 or better, respectively, by either Rating Agency or is otherwise acceptable to Majority Lenders.

         (b) Hedging Contracts entered into by Pacific Energy Partners, Borrower or a Guarantor with the purpose and effect of converting to a variable interest rate on a principal amount of indebtedness of such Person that is accruing interest at a fixed rate, provided that (i) the aggregate notional amount of such contracts never exceeds one hundred percent (100%) of the anticipated outstanding principal balance of such indebtedness or an average of such principal balances calculated using a generally accepted method of matching interest swap contracts to declining principal balances, and (ii) each such contract is with a counterparty or has a guarantor of the obligation of the counterparty who (unless such counterparty is a Lender or an Affiliate of any Lender at the time such contract is entered into) at the time the contract is made has long-term unsecured and unenhanced debt obligations rated A or A2 or better, respectively, by either Rating Agency or is otherwise acceptable to Majority Lenders.

         (c) Hedging Contracts entered into by Pacific Energy Partners, Borrower or a Guarantor as an Offsetting Position to a Petroleum Inventory Position, provided that at all times: (i) no such contract fixes a price for a term of more than twelve (12) months after the date the contract is entered into; (ii) the aggregate quantity covered by all such contracts (determined, in the case of contracts that are not settled on a monthly basis, by a monthly proration acceptable to Administrative Agent) at any one time does not exceed 2,000,000 barrels, and (iii) each such contract is either (A) New York Mercantile Exchange contract or (B) with a counterparty or has a guarantor of the obligation of the counterparty who (unless such counterparty is a Lender or an Affiliate of any Lender at the time such contract is entered into) at the time the contract is made has long-term obligations rated A or A2 or better, respectively, by either Rating Agency or is otherwise acceptable to Majority Lenders.

         Section 7.4. LIMITATION ON MERGERS, ISSUANCES OF SECURITIES. Except for Permitted Acquisitions and as expressly provided in this section, no Restricted Person will (a) enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), (b) acquire any business or property from, or capital stock of, or be a party to any acquisition of, any Person except for purchases of inventory and other property to be sold or used in the ordinary course of business and Investments permitted under Section 7.7 hereof or (c) sell, transfer, lease, exchange, alienate or otherwise dispose of, in one transaction or a series of transactions, any part of its business or property, whether now owned or hereafter acquired, except for sales, transfers, leases, exchanges, alienations or other dispositions not prohibited by Section 7.5 hereof. Any Person, other than Borrower, that is a Subsidiary of a Restricted Person may, however, be merged into or consolidated with another Subsidiary of such Restricted Person, so long as a Restricted Person is the surviving business entity, or such Restricted Person, so long as such Restricted Person is the surviving business entity. Pacific Energy Partners will not issue any securities other than (i) limited partnership interests and any options or warrants giving the holders thereof only the right to acquire such interests, and (ii) general partnership interests issued to the General Partner. Except as disclosed in the Disclosure Schedule, no Restricted Subsidiary of Pacific Energy Partners will issue any additional Equity Interests or other securities or any options, warrants or other rights to acquire such additional Equity Interests or other securities except a direct Restricted Subsidiary of a Restricted Person may issue additional Equity Interests or other securities to such Restricted Person so long as such Restricted Subsidiary is a Wholly Owned Subsidiary of Pacific Energy Partners after giving effect thereto. No Subsidiary of Borrower which is a partnership will allow any diminution of Borrower's interest (direct or indirect) therein.

         Section 7.5. LIMITATION ON SALES OF PROPERTY. No Restricted Person will sell, transfer, lease, exchange, alienate or dispose of any Collateral or any of its assets or properties (including, without limitation, capital stock of any of its Subsidiaries) or any material interest therein except:

         (a) equipment which is worthless or obsolete or no longer necessary or useful to the proper conduct of its business or which is replaced by equipment of equal suitability and value;

         (b) (i) sales or transfers by a Person (other than Borrower) that is a Subsidiary of a Restricted Person to such Restricted Person or to a Wholly Owned Subsidiary of such Restricted Person that is a Guarantor and (ii) to the extent not covered by clause (i), transfers by a Restricted Person to a Restricted Person (other than to Pacific Energy Partners if such transfer is not in respect of capital contributions made to Pacific Energy Partners in connection with the public offering contemplated in Section 4.1(o)) in respect of capital contributions permitted under clause (d) of the definition of Permitted Investments;

         (c) sales or transfers by a Restricted Person of inventory in the ordinary course of business;

         (d) sales or transfers of other property for fair consideration, which is in the best interests of the Company and will not materially impair or diminish the value of the Collateral or any Restricted Person's financial condition, business or operations; provided that:

                  (i) prior to and immediately after giving effect to such proposed sale or transfer no Default or Event of Default shall exist and be continuing, and the consummation of any such transaction would not result in a violation of Section 7.10, 7.11 or 7.12, calculated for such purpose as of the date on which such sale is to be consummated on a pro forma basis after giving effect to any such sale, with Consolidated EBITDA calculated as at the last day of the most recently ended fiscal quarter as if such sale had occurred on the first day of the relevant four quarter period;

                  (ii) such sale or transfer is for consideration consisting of not less than 75% cash;

                  (iii) in the event that the aggregate Net Proceeds of all such sales or transfers from the date hereof through the date any Net Proceeds are received (less the amount thereof previously applied in accordance with clause (x) of this clause (iii)) exceeds 5% of Pacific Energy Partners' Consolidated assets measured as of the close of the then most recent Fiscal Quarter end (such excess amount being herein called "Excess Sale Proceeds"), Restricted Persons shall, within 180 days of the date on which such Net Proceeds exceeded any such limitation, cause an amount equal to such Excess Sale Proceeds to be applied (x) to the acquisition of substantially similar assets in replacement of the assets so disposed of or other Permitted Acquisitions or to other Reinvestments, or (y) to the extent not applied pursuant to the immediately preceding clause (x), to prepay the Loans as provided in Section 2.6 and, to the extent required by Section 2.6, permanently reduce the Maximum Revolver Facility Amount;

                  (iv) upon receipt of Excess Sale Proceeds by a Restricted Person and until the application thereof as provided in clause (iii)(x) or (y), such Restricted Person shall either, or in combination equal to the total of such Excess Sale Proceeds, both (A) maintain such Excess Sale Proceeds in a segregated account that is a Cash Equivalent Investment or (B) apply such Excess Sale Proceeds to prepay the Revolver Loans but without reduction of the Revolver Commitment; and

                  (v) satisfaction of the requirements of clauses (i) and (ii) of this Section 7.5 (d) have been set forth in reasonable detail in an officer's certificate satisfactory to the

         Administrative Agent, delivered to the Administrative Agent as promptly as possible and in no event less than five Business Days prior to the consummation of such sale;

         (e) in the case of Pacific Terminals LLC, leases of tanks and other equipment or property in the ordinary course of business; and

         (f) sales or transfers to an Unrestricted Subsidiary, subject to compliance with Sections 6.17 and 6.18.

No Restricted Person will discount, sell, pledge or assign any notes payable to it, accounts receivable or future income.

         Section 7.6. LIMITATION ON DIVIDENDS, REDEMPTIONS AND PREPAYMENTS. No Restricted Person will declare or pay any dividends on, or make any other distribution in respect of, any class of its capital stock or any partnership, limited liability company or other interest in it, nor will any Restricted Person directly or indirectly make any capital contribution of any nature to or purchase, redeem, acquire or retire any shares of the capital stock of or partnership or limited liability company interests in any Restricted Person (whether such interests are now or hereafter issued, outstanding or created), or cause or permit any reduction or retirement of the capital stock of any Restricted Person, while any Loan or commitment hereunder is outstanding. Notwithstanding the foregoing, but subject to Section 7.5, (i) Subsidiaries of Borrower, or of any Guarantor shall not be restricted, directly or indirectly, from declaring and paying dividends or making any other distributions to Borrower, or any such Guarantor, respectively, (ii) no Restricted Person shall be restricted from making capital contributions of any nature to a Wholly Owned Subsidiary of such Restricted Person that is a Guarantor, and (iii) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, Borrower shall not be restricted from making quarterly distributions to Pacific Energy Partners and Pacific Energy Partners shall not be restricted from making distributions to its partners of Available Cash (other than amounts required to be applied as otherwise required in any Loan Document) in accordance with the Partnership Agreement. No Restricted Person will pay any principal amount of any Subordinated Indebtedness prior to its scheduled maturity.

         Section 7.7. LIMITATION ON INVESTMENTS AND NEW BUSINESSES; LIMITATION ON CREDIT EXTENSIONS. No Restricted Person will (a) engage directly or indirectly in any business or conduct any operations except in connection with or incidental to its Present and Related Businesses, (b) make any acquisitions of or capital contributions to or other Investments in any Person, other than Permitted Investments or Permitted Acquisitions, or (c) make any acquisitions of material properties or assets of, or capital stock of, another Person other than Permitted Acquisitions or Permitted Investments. All transactions permitted under the foregoing subsection (a) are subject to Section 7.5. No Restricted Person will extend credit, make advances or make loans, except for Permitted Investments and Hedging Contracts permitted under Section 7.3. Pacific Energy Partners will not engage in any material business other than the ownership of the Borrower.

         Section 7.8. TRANSACTIONS WITH AFFILIATES. Except as disclosed in the Disclosure Schedule, no Restricted Person will engage in any material transaction with any of its Affiliates except: (a) transactions among Borrower and Wholly Owned Subsidiaries of Borrower, subject to the other provisions of this Agreement, (b) transactions entered into in the ordinary course of business


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of such Restricted Person on terms which are no less favorable to such
Restricted Person than those which would have been obtainable at the time in arm's-length transactions with Persons other than such Affiliates, and (c) transactions between Restricted Persons and their Affiliates pursuant to which Affiliates provide personnel for the management and operation of the businesses conducted by Restricted Persons and various administrative and overhead services and functions, including, without limitation, insurance, information technology, credit facilitation, treasury and accounting, health and safety, and legal, in each case in accordance with the Partnership Agreement.

         Section 7.9. PROHIBITED CONTRACTS. Except as expressly provided for in the Loan Documents and as described in the Disclosure Schedule, no Restricted Person will, directly or indirectly, enter into, create, or otherwise allow to exist any contract or other consensual restriction on the ability of any Restricted Person to: (a) pay dividends or make other distributions in respect of the Equity Interest held in it by another Restricted Person, (b) redeem any Equity Interests held in it by another Restricted Person, (c) repay loans and other indebtedness owing by it to another Restricted Person, or (d) transfer any of its assets to another Restricted Person. Except as disclosed in the Disclosure Schedule, no Restricted Person will, directly or indirectly, enter into, create, or otherwise allow to exist any contract or other consensual restriction on its ability or the ability of any other Restricted Person to grant Liens on its assets, other than the restrictions contained in this Agreement. No Restricted Person will enter into any material "take-or-pay" contract or other contract or arrangement for the purchase of goods or services which obligates it to pay for such goods or service regardless of whether they are delivered or furnished to it other than contracts for pipeline capacity or for services in either case reasonably anticipated to be utilized in the ordinary course of business. No Restricted Person will amend or permit any amendment to any contract or lease which releases, qualifies, limits, makes contingent or otherwise detrimentally affects in any material respect the rights and benefits of Administrative Agent or any Lender under or acquired pursuant to any Security Documents. No ERISA Affiliate will incur any obligation to contribute to any "multiemployer plan" as defined in Section 4001 of ERISA that is subject to Title IV of ERISA.

         Section 7.10. LEVERAGE RATIO. The ratio of (a) Consolidated Funded Indebtedness to (b) Consolidated EBITDA for the four Fiscal Quarter period most recently ended prior to the date of determination for which financial statements contemplated by Section 6.2(a) or (b) are available to Pacific Energy Partners will not be greater than the amount set forth below for the applicable time set forth below:

         (i) During the EPTC Acquisition Period:         5.25 to 1.0

         (ii) Other than the EPTC Acquisition Period:

                  (A) From the date hereof through December 31, 2003 and at any time thereafter that the Borrower Debt Rating shall be equal to or more favorable than either BBB- by S&P or Baa3 by
                  Moody's: 4.25 to 1.0; and

                  (B) From and after December 31, 2003 provided that Borrower Debt Rating shall be less favorable than BBB- by S&P and Baa3 by Moody's: 4.00 to 1.0.

For purposes of this Section 7.10, if, since the beginning of the four Fiscal Quarter period ending on the date for which Consolidated EBITDA is determined, any Restricted Person shall have made any asset disposition or acquisition, shall have consolidated or merged with or into any Person (other than another Restricted Person), or shall have made any disposition or acquisition of a Restricted Person, Consolidated EBITDA shall be calculated giving pro forma effect thereto as if the disposition, acquisition, consolidation or merger had occurred on the first day of such period. Such pro forma effect shall be determined (i) in good faith by the chief financial officer, principal accounting officer or treasurer of Borrower and acceptable to Administrative Agent, and (ii) without giving effect to any anticipated or proposed change in operations, revenues, expenses or other items included in the computation of Consolidated EBITDA, except with the consent of Majority Lenders and Administrative Agent. Such pro forma effect shall include (a) for the four Fiscal Quarter period ending (i) June 30, 2002, three-quarters (75%) of the BP Annual Pro Forma EBITDA, (ii) September 30, 2002, one-half (50%) of the BP Annual Pro Forma EBITDA, and (iii) December 31, 2002, one-quarter (25%) of the BP Annual Pro Forma EBITDA, and shall also include (b) for the four Fiscal Quarter period ending (i) on the last day of the Fiscal Quarter in which the EPTC Acquisition is consummated (the "EPTC Acquisition Quarter"), all (100%) of the EPTC Annual Pro Forma EBITDA, (ii) on the last day of the first Fiscal Quarter following the EPTC Acquisition Quarter, three-quarters (75%) of the EPTC Annual Pro Forma EBITDA, (iii) on the last day of the second Fiscal Quarter following the EPTC Acquisition Quarter, one-half (50%) of the EPTC Annual Pro Forma EBITDA, and (iv) on the last day of the third Fiscal Quarter following the EPTC Acquisition Quarter, one-fourth (25%) of the EPTC Annual Pro Forma EBITDA. Further, if, since the beginning of the four Fiscal Quarter period ending on the date for which Consolidated EBITDA is determined, any Restricted Person shall have made any asset disposition (including through a consolidation or merger), or shall have made any disposition of a Restricted Person, in either case to any Person other than another Restricted Person and that would require an adjustment to Consolidated EBITDA under the immediately preceding sentence, then, for a period of 180 days after such disposition, for purposes of this Section 7.10, the amount of the Net Proceeds thereof shall be subtracted from Consolidated Funded Indebtedness to the extent that such Net Proceeds (x) are held by Restricted Persons for the purposes of applying them to the acquisition of substantially similar assets in replacement of the assets so disposed of or to other Permitted Acquisitions or to other Reinvestments, (y) have not yet been so applied and have not otherwise been applied to the payment of Indebtedness, and
(z) are held in a segregated account that is a Cash Equivalent Investment. As used above, "BP Annual Pro Forma EBITA" means the annual pro forma EBITDA previously furnished by Borrower to Administrative Agent and Lenders with respect to the acquisition of certain assets from BP Corporation North America Inc. and BP Pipelines (North America) Inc., which closed in December, 2001 and on March 1, 2002, and "EPTC Annual Pro Forma EBITDA" means the annual pro forma EBITDA previously furnished by Borrower to Administrative Agent and Lenders with respect to the EPTC Acquisition.

         Section 7.11. INTEREST COVERAGE RATIO. At the end of each Fiscal Quarter, beginning September 30, 2002, the ratio of (a) Consolidated EBITDA to
(b) Consolidated Interest Expense for the four Fiscal Quarter period then ended (the "Interest Coverage Ratio") will not be less than 3.0 to 1.0; provided that, for the four Fiscal Quarters immediately following the EPTC Acquisition, the Interest Coverage Ratio will not be less than 2.5 to 1.0.


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         Section 7.12. DEBT TO CAPITAL RATIO. The ratio of (a) all Consolidated
Funded Indebtedness to (b) the sum of Consolidated Funded Indebtedness plus Consolidated Net Worth (such Consolidated Net Worth to be the amount determined as of the end of the most recently ended Fiscal Quarter prior to the date of determination for which financial statements contemplated by Section 6.2(a) or
(b) are available to Pacific Energy Partners adjusted to reflect only changes therein subsequent to the end of the most recently ended Fiscal Quarter and prior to the date of determination resulting from contributions to capital, issuances of Equity Interests or from dividends or distributions) will never be greater than 0.70 to 1.0 at any time.

         Section 7.13. OPEN POSITION; TRADING. No Restricted Person shall at any time have any Open Positions other than physical inventories of Petroleum Inventory consisting of (a) tank bottoms and line fill, or (b) other inventory of up to 200,000 barrels in the aggregate at the end of any settlement period. No Restricted Person will engage in trading, purchasing, selling or exchanging Petroleum Inventory or any contract therefor except incidental to the business of gathering, transporting, blending, storing or marketing by Restricted Persons.

         Section 7.14. OPERATING AGREEMENTS. No Restricted Person shall permit any amendment or modification to any of its articles, bylaws, or partnership or limited liability company organization or operating documents or agreements, or any amendment or modification of any agreements with Affiliates of the type referred to in clause (c) of Section 7.8, if such amendment or modification could reasonably be expected to materially and adversely affect Lenders; provided, however, that the Lenders acknowledge that the Partnership Agreement has not been executed as of the date of this Agreement and will be executed (in substantially the form attached to the Pacific Energy Partners Registration Statement) in connection with the closing of the transactions contemplated by the Pacific Energy Partners Registration Statement.

                  ARTICLE VIII - EVENTS OF DEFAULT AND REMEDIES

         Section 8.1. EVENTS OF DEFAULT. Each of the following events constitutes an Event of Default under this Agreement:

         (a) Any Restricted Person fails to pay the principal component of any Loan or any reimbursement obligation with respect to any Letter of Credit when due and payable, whether at a date for the payment of a fixed installment or as a contingent or other payment becomes due and payable or as a result of acceleration or otherwise;

         (b) Any Restricted Person fails to pay any Obligation (other than the Obligations in subsection (a) above) when due and payable, whether at a date for the payment of a fixed installment or as a contingent or other payment becomes due and payable or as a result of acceleration or otherwise, within three Business Days after the same becomes due;

         (c) Any Restricted Person fails to duly observe, perform or comply with any covenant, agreement or provision of Section 6.4 or Article VII made by or on behalf of such Related Person; provided however, that in the case of non-consensual Liens not permitted under Section 7.2, such failure remains unremedied for a period of five (5) days after notice of such failure is given by Administrative Agent to Borrowers;


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         (d) Any Related Person fails (other than as referred to in subsections
(a), (b) or (c) above) to duly observe, perform or comply with any covenant, agreement, condition or provision of any Loan Document made by or on behalf of such Related Person, and such failure remains unremedied for a period of thirty
(30) days after notice of such failure is given by Administrative Agent to Borrower;

         (e) Any representation or warranty previously, presently or hereafter made in writing by or on behalf of any Related Person in connection with any Loan Document shall prove to have been false or incorrect in any material respect on any date on or as of which made, or any Loan Document at any time ceases to be valid, binding and enforceable as warranted in Section 5.5 for any reason other than its release or subordination by Administrative Agent;

         (f) Any Related Person shall default in the payment when due of any principal of or interest on any of its other Indebtedness in excess of $10,000,000 in the aggregate (other than Indebtedness the validity of which is being contested in good faith by appropriate proceedings and for which adequate reserves with respect thereto are maintained on the books of such Related Person to the extent required by GAAP), or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity;

         (g) Either any "accumulated funding deficiency" (as defined in Section 412(a) of the Code) in excess of $10,000,000 exists with respect to any ERISA Plan, whether or not waived by the Secretary of the Treasury or his delegate, or any Termination Event occurs with respect to any ERISA Plan and the then current value of such ERISA Plan's benefit liabilities exceeds the then current value of such ERISA Plan's assets available for the payment of such benefit liabilities by more than $10,000,000 (or in the case of a Termination Event involving the withdrawal of a substantial employer, the withdrawing employer's proportionate share of such excess exceeds such amount);

         (h) General Partner or any Related Person:

                  (i) has entered against it of a judgment, decree or order for relief by a Tribunal of competent jurisdiction in an involuntary proceeding commenced under any applicable bankruptcy, insolvency or other similar Law of any jurisdiction now or hereafter in effect, including the federal Bankruptcy Code, as from time to time amended, or has any such proceeding commenced against it, in each case, which remains undismissed for a period of sixty days; or

                  (ii) commences a voluntary case under any applicable bankruptcy, insolvency or similar Law now or hereafter in effect, including the federal Bankruptcy Code, as from time to time amended; or applies for or consents to the entry of an order for relief in an involuntary case under any such Law; or makes a general assignment for the benefit of creditors; or is generally unable to pay (or admits in writing its inability to so pay) its


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

         debts as such debts become due; or takes corporate or other action to authorize any of the foregoing; or

                  (iii) has entered against it the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of all or a substantial part of its assets or any part of the Collateral in a proceeding brought against or initiated by it, and such appointment or taking possession is neither made ineffective nor discharged within sixty days after the making thereof, or such appointment or taking possession is at any time consented to, requested by, or acquiesced to by it; or

                  (iv) has entered against it a final judgment for the payment of money in excess of $10,000,000 (in each case not covered by insurance satisfactory to Administrative Agent in its discretion), unless the same is discharged within thirty days after the date of entry thereof or an appeal or appropriate proceeding for review thereof is taken within such period and a stay of execution pending such appeal is obtained; or

                  (v) suffers a writ or warrant of attachment or any similar process to be issued by any Tribunal against all or any substantial part of its assets or any part of the Collateral, and such writ or warrant of attachment or any similar process is not stayed or released within thirty days after the entry or levy thereof or after any stay is vacated or set aside; or

         (i)  Any Change in Control occurs.

Upon the occurrence of an Event of Default described in subsection (h)(i),
(h)(ii) or (h)(iii) of this section with respect to Borrower or Pacific Energy Partners, all of the Obligations shall thereupon be immediately due and payable, without demand, presentment, notice of demand or of dishonor and nonpayment, protest, notice of protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by Borrower and each Restricted Person who at any time ratifies or approves this Agreement. Upon any such acceleration, any obligation of any Lender to make any further Loans and any obligation of LC Issuer to issue Letters of Credit hereunder shall be permanently terminated. During the continuance of any other Event of Default, Administrative Agent at any time and from time to time may (and upon written instructions from Majority Lenders, Administrative Agent shall), without notice to Borrower or any other Restricted Person, do either or both of the following: (1) terminate any obligation of Lenders to make Loans hereunder and any obligation of LC Issuer to issue Letters of Credit hereunder, and (2) declare any or all of the Obligations immediately due and payable, and all such Obligations shall thereupon be immediately due and payable, without demand, presentment, notice of demand or of dishonor and nonpayment, protest, notice of protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by Borrower and each Restricted Person who at any time ratifies or approves this Agreement.

         Section 8.2. REMEDIES. If any Event of Default shall occur and be continuing, Majority Lenders or Administrative Agent, at the direction of Majority Lenders, may proceed (or direct Administrative Agent to proceed) to protect and enforce its rights under the Loan Documents by any appropriate proceedings, including proceedings for specific performance of any covenant or agreement contained in any Loan Document. All rights, remedies and powers conferred upon


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Lender Parties under the Loan Documents shall be deemed cumulative and not exclusive of any other rights, remedies or powers available under the Loan Documents or at Law or in equity.

         Section 8.3. APPLICATION OF PROCEEDS AFTER ACCELERATION. If Administrative Agent collects or receives money on account of the Obligations after the acceleration of the Obligations as provided in Section 8.1, Administrative Agent shall distribute all money so collected or received:

                  (a) first to any reimbursements due Administrative Agent hereunder or under any of the Security Documents; and

                  (b) then ratably to the payment of the Obligations, including LC Obligations (and among the outstanding Obligations in the manner provided in Section 3.1), and the Lender Hedging Obligations.

         Notwithstanding the foregoing provisions of this Article VIII, to the extent that the exercise by the Lenders of their rights or remedies under this
Article VIII with respect to the Collateral would result in a change of control of any PUC Restricted Subsidiary, such exercise is subject to filing with and prior approval of the applicable PUC as may be required in respect of a regulated utility under such agency's regulations.

                        ARTICLE IX - ADMINISTRATIVE AGENT

         Section 9.1. APPOINTMENT AND AUTHORITY. Each Lender Party hereby irrevocably authorizes Administrative Agent, and Administrative Agent hereby undertakes, to receive payments of principal, interest and other amounts due hereunder as specified herein and to take all other actions and to exercise such powers under the Loan Documents as are specifically delegated to Administrative Agent by the terms hereof or thereof, together with all other powers reasonably incidental thereto. The relationship of Administrative Agent to the other Lender Parties is only that of one commercial lender acting as administrative agent for others, and nothing in the Loan Documents shall be construed to constitute Administrative Agent a trustee or other fiduciary for any Lender Party or any holder of any participation in a Note nor to impose on Administrative Agent duties and obligations other than those expressly provided for in the Loan Documents. With respect to any matters not expressly provided for in the Loan Documents and any matters which the Loan Documents place within the discretion of Administrative Agent, Administrative Agent shall not be required to exercise any discretion or take any action, and it may request instructions from Lenders with respect to any such matter, in which case it shall be required to act or to refrain from acting (and shall be fully protected and free from liability to all Lender Parties in so acting or refraining from acting) upon the instructions of Majority Lenders (including itself), provided, however, that Administrative Agent shall not be required to take any action which exposes it to a risk of personal liability that it considers unreasonable or which is contrary to the Loan Documents or to applicable Law. Upon receipt by Administrative Agent from Borrower of any communication calling for action on the part of Lenders or upon notice from Borrower or any Lender to Administrative Agent of any Default or Event of Default, Administrative Agent shall promptly notify each other Lender thereof.


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         Section 9.2. EXCULPATION, ADMINISTRATIVE AGENT'S RELIANCE, ETC. Neither
Administrative Agent nor any of its directors, officers, agents, attorneys, or employees shall be liable for any action taken or omitted to be taken by any of them under or in connection with the Loan Documents, INCLUDING THEIR NEGLIGENCE OF ANY KIND, except that each shall be liable for its own gross negligence or willful misconduct. Without limiting the generality of the foregoing, Administrative Agent (a) may treat the payee of any Note as the holder thereof until Administrative Agent receives written notice of the assignment or transfer thereof in accordance with this Agreement, signed by such payee and in form satisfactory to Administrative Agent; (b) may consult with legal counsel (including counsel for Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any other Lender Party and shall not be responsible to any other Lender Party for any statements, warranties or representations made in or in connection with the Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of the Loan Documents on the part of any Restricted Person or to inspect the property (including the books and records) of any Restricted Person; (e) shall not be responsible to any other Lender Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any instrument or document furnished in connection therewith; (f) may rely upon the representations and warranties of each Restricted Person or Lender Party in exercising its powers hereunder; and (g) shall incur no liability under or in respect of the Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (including any facsimile, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper Person or Persons.

         Section 9.3. CREDIT DECISIONS. Each Lender Party acknowledges that it has, independently and without reliance upon any other Lender Party, made its own analysis of Borrower and the transactions contemplated hereby and its own independent decision to enter into this Agreement and the other Loan Documents. Each Lender Party also acknowledges that it will, independently and without reliance upon any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents.

         Section 9.4. INDEMNIFICATION. EACH LENDER AGREES TO INDEMNIFY ADMINISTRATIVE AGENT (TO THE EXTENT NOT REIMBURSED BY BORROWER WITHIN TEN (10) DAYS AFTER DEMAND) FROM AND AGAINST SUCH LENDER'S PERCENTAGE SHARE OF ANY AND ALL LIABILITIES, OBLIGATIONS, CLAIMS, LOSSES, DAMAGES, PENALTIES, FINES, ACTIONS, JUDGMENTS, SUITS, SETTLEMENTS, COSTS, EXPENSES OR DISBURSEMENTS (INCLUDING REASONABLE FEES OF ATTORNEYS, ACCOUNTANTS, EXPERTS AND ADVISORS) OF ANY KIND OR NATURE WHATSOEVER (IN THIS SECTION COLLECTIVELY CALLED "LIABILITIES AND COSTS") WHICH TO ANY EXTENT (IN WHOLE OR IN PART) MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST ADMINISTRATIVE AGENT GROWING OUT OF, RESULTING FROM OR IN ANY OTHER WAY ASSOCIATED WITH THE COLLATERAL, ANY OF THE LOAN DOCUMENTS AND THE TRANSACTIONS AND EVENTS (INCLUDING THE ENFORCEMENT THEREOF) AT ANY TIME ASSOCIATED THEREWITH OR CONTEMPLATED THEREIN (WHETHER ARISING IN CONTRACT OR IN TORT OR OTHERWISE AND INCLUDING ANY VIOLATION OR NONCOMPLIANCE WITH ANY


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ENVIRONMENTAL LAWS BY ANY PERSON OR ANY LIABILITIES OR DUTIES OF ANY PERSON WITH
RESPECT TO HAZARDOUS MATERIALS FOUND IN OR RELEASED INTO THE ENVIRONMENT).

THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY OR CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ADMINISTRATIVE AGENT,

provided only that no Lender shall be obligated under this section to indemnify Administrative Agent for that portion, if any, of any liabilities and costs which is proximately caused by Administrative Agent's own individual gross negligence or willful misconduct, as determined in a final judgment. Cumulative of the foregoing, each Lender agrees to reimburse Administrative Agent promptly upon demand for such Lender's Percentage Share of any costs and expenses to be paid to Administrative Agent by Borrower under Section 10.4(a) to the extent that Administrative Agent is not timely reimbursed for such expenses by Borrower as provided in such section. As used in this section the term "Administrative Agent" shall refer not only to the Person designated as such in Section 1.1 but also to each director, officer, agent, attorney, employee, representative and Affiliate of such Person.

         Section 9.5. RIGHTS AS LENDER. In its capacity as a Lender, Administrative Agent shall have the same rights and obligations as any Lender and may exercise such rights as though it were not Administrative Agent. Administrative Agent may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with any Restricted Person or their Affiliates, all as if it were not Administrative Agent hereunder and without any duty to account therefor to any other Lender.

         Section 9.6. SHARING OF SET-OFFS AND OTHER PAYMENTS. Each Lender Party agrees that if it shall, whether through the exercise of rights under Security Documents or rights of banker's lien, set off, or counterclaim against Borrower or otherwise, obtain payment of a portion of the aggregate Obligations owed to it which, taking into account all distributions made by Administrative Agent under Section 3.1, causes such Lender Party to have received more than it would have received had such payment been received by Administrative Agent and distributed pursuant to Section 3.1, then (a) it shall be deemed to have simultaneously purchased and shall be obligated to purchase interests in the Obligations as necessary to cause all Lender Parties to share all payments as provided for in Section 3.1, and (b) such other adjustments shall be made from time to time as shall be equitable to ensure that Administrative Agent and all Lender Parties share all payments of Obligations as provided in Section 3.1; provided, however, that nothing herein contained shall in any way affect the right of any Lender Party to obtain payment (whether by exercise of rights of banker's lien, set-off or counterclaim or otherwise) of indebtedness other than the Obligations. Borrower expressly consents to the foregoing arrangements and agrees that any holder of any such interest or other participation in the Obligations, whether or not acquired pursuant to the foregoing arrangements, may to the fullest extent permitted by Law and, subject to the provisions of Section 6.16, exercise any and all rights of banker's lien, set-off, or counterclaim as fully as if such holder were a holder of the Obligations in the amount of such interest or other participation. If all or any part of any funds transferred pursuant to this section is thereafter


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recovered from the seller under this section which received the same, the purchase provided for in this section shall be deemed to have been rescinded to the extent of such recovery, together with interest, if any, if interest is required pursuant to the order of a Tribunal to be paid on account of the possession of such funds prior to such recovery.

         Section 9.7. INVESTMENTS. Whenever Administrative Agent in good faith determines that it is uncertain about how to distribute to Lender Parties any funds which it has received, or whenever Administrative Agent in good faith determines that there is any dispute among Lender Parties about how such funds should be distributed, Administrative Agent may choose to defer distribution of the funds which are the subject of such uncertainty or dispute. If Administrative Agent in good faith believes that the uncertainty or dispute will not be promptly resolved, or if Administrative Agent is otherwise required to invest funds pending distribution to Lender Parties, Administrative Agent shall invest such funds pending distribution; all interest on any such Investment shall be distributed upon the distribution of such Investment and in the same proportion and to the same Persons as such Investment. All moneys received by Administrative Agent for distribution to Lender Parties (other than to the Person who is Administrative Agent in its separate capacity as a Lender Party) shall be held by Administrative Agent pending such distribution solely as Administrative Agent for such Lender Parties, and Administrative Agent shall have no equitable title to any portion thereof.

         Section 9.8. BENEFIT OF ARTICLE IX. The provisions of this Article are intended solely for the benefit of Lender Parties, and no Restricted Person shall be entitled to rely on any such provision or assert any such provision in a claim or defense against any Lender (other than in relation to the reference to Section 6.16 contained in Section 9.6 or the right to reasonably approve a successor Administrative Agent under Section 9.9). Lender Parties may waive or amend such provisions as they desire without any notice to or consent of Borrower or any other Restricted Person.

         Section 9.9. RESIGNATION. Administrative Agent may resign at any time by giving written notice thereof to Lenders and Borrower. Each such notice shall set forth the date of such resignation. Upon any such resignation Majority Lenders shall have the right to appoint a successor Administrative Agent, subject to the approval of Borrower, unless a Default has occurred and is continuing, which approval will not be unreasonably withheld. A successor must be appointed for any retiring Administrative Agent, and such Administrative Agent's resignation shall become effective when such successor accepts such appointment. If, within thirty days after the date of the retiring Administrative Agent's resignation, no successor Administrative Agent has been appointed and has accepted such appointment, then the retiring Administrative Agent may appoint a successor Administrative Agent, which shall be a commercial bank organized or licensed to conduct a banking or trust business under the Laws of the United States of America or of any state thereof. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any retiring Administrative Agent's resignation hereunder the provisions of this
Article IX shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Loan Documents.

                            ARTICLE X - MISCELLANEOUS



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         Section 10.1.  AMENDMENT AND CONSENTS.

         Except to the extent otherwise expressly provided for herein or therein, no amendment or waiver of any provision of this Agreement or any of the other Loan Documents, nor consent to any departure by any of the Restricted Persons therefrom, shall in any event be effective unless the same shall be in writing and signed by Majority Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED, HOWEVER, that:

         (a) no amendment, waiver or consent shall, unless in writing and signed by ALL OF THE LENDERS, do any of the following at any time:

                  (i) waive any of the conditions specified in Section 4.1;

                  (ii) except to the extent contemplated herein, release all or substantially all of the Subsidiaries that are a party to a Guaranty from their Obligations thereunder or release all or substantially all of the Collateral;

                  (iii) amend this Section 10.1 or the definition of Majority Lenders; or

                  (iv) permit the Borrower to select an Interest Period having a duration longer than six months;

         (b) no amendment, waiver or consent shall, unless in writing and signed by the Majority Lenders and each Lender affected by such amendment, waiver or consent:

                  (i) increase the Revolver Commitment or Term Commitment of such Lender; or

                  (ii) change the order of application of any prepayment set forth in Section 2.5 or Section 2.6 in any manner that materially affects such Lender;

         (c) no amendment, waiver or consent shall, unless in writing and signed by EACH OF THE REVOLVER LENDERS (without the necessity of the signatures of Majority Lenders):

                  (i) reduce, forgive or waive the principal of, or interest on, the Revolver Notes or any fees or other amounts payable hereunder to Revolver Lenders; or

                  (ii) postpone, waive or otherwise defer any date scheduled for any payment of principal of or interest on the Revolver Notes or any fees or other amounts payable to Revolver Lenders;

         (d) no amendment, waiver or consent shall, unless in writing and signed by EACH OF THE TERM LENDERS (without the necessity of the signatures of Majority Lenders):

                  (i) reduce, forgive or waive the principal of, or interest on, the Term Notes or any fees or other amounts payable hereunder to Term Lenders; or


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                  (ii) postpone, waive or otherwise defer any date scheduled for any payment of principal of or interest on the Term Notes or any fees or other amounts payable to Term Lenders;

         (e) no amendment, waiver or consent shall, unless in writing and signed by REVOLVER LENDERS WHOSE REVOLVER PERCENTAGE SHARES EXCEED 50% waive any of the conditions specified in Section 4.2 or Section 4.3 to a Revolving Loan or the issuance of a Letter of Credit;

PROVIDED FURTHER that no amendment, waiver or consent shall, unless in writing and signed by the LC Issuer, in addition to the Lenders required above to take such action, affect the rights or duties of the LC Issuer under this Agreement or any of the other Loan Documents; and PROVIDED FURTHER that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or any of the other Loan Documents. Notwithstanding any of the foregoing provisions of this
Section 10.1, (a) Administrative Agent may release Collateral relating to sales or transfers of property as permitted under Section 7.5, and (b) none of the defined terms set forth in Section 1.1 shall be amended, supplemented or otherwise modified hereafter in any manner that would change the meaning, purpose or effect of this Section 10.1 or any Section referred to herein unless such amendment, supplement or modification is agreed to in writing by the number and percentage of Lenders (and the LC Issuer and Administrative Agent, in each case if applicable) otherwise required to amend such Section under the terms of this Section 10.1.

         Section 10.2. SURVIVAL OF AGREEMENTS; CUMULATIVE NATURE. All of Restricted Persons' various representations, warranties, covenants and agreements in the Loan Documents shall survive the execution and delivery of this Agreement and the other Loan Documents and the performance hereof and thereof, including the making or granting of the Loans and the delivery of the Notes and the other Loan Documents, and shall further survive until all of the Obligations are paid in full to each Lender Party and all of Lender Parties' obligations to Borrower are terminated. All statements and agreements contained in any certificate or other instrument delivered by any Restricted Person to any Lender Party under any Loan Document shall be deemed representations and warranties by Borrower or agreements and covenants of Borrower under this Agreement. The representations, warranties, indemnities, and covenants made by Restricted Persons in the Loan Documents, and the rights, powers, and privileges granted to Lender Parties in the Loan Documents, are cumulative, and, except for expressly specified waivers and consents, no Loan Document shall be construed in the context of another to diminish, nullify, or otherwise reduce the benefit to any Lender Party of any such representation, warranty, indemnity, covenant, right, power or privilege. In particular and without limitation, no exception set out in this Agreement to any representation, warranty, indemnity, or covenant herein contained shall apply to any similar representation, warranty, indemnity, or covenant contained in any other Loan Document, and each such similar representation, warranty, indemnity, or covenant shall be subject only to those exceptions which are expressly made applicable to it by the terms of the various Loan Documents.

         Section 10.3. NOTICES. All notices, requests, consents, demands and other communications required or permitted under any Loan Document shall be in writing, unless otherwise specifically provided in such Loan Document (provided that Administrative Agent may give telephonic notices to the other Lender Parties), and shall be deemed sufficiently given or furnished if delivered by


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personal delivery, by facsimile or other electronic transmission, by delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, to Borrower and Restricted Persons at the address of Borrower specified on the signature pages hereto and to each Lender Party at its address specified on the signature pages hereto (unless changed by similar notice in writing given by the particular Person whose address is to be changed). Any such notice or communication shall be deemed to have been given
(a) in the case of personal delivery or delivery service, as of the date of first attempted delivery during normal business hours at the address provided herein, (b) in the case of facsimile or other electronic transmission, the Business Day it is sent and confirmed (if sent before 5:00 p.m. local time of the receiving party) or the next Business Day (if sent after 5:00 p.m. local time of the receiving party), or (c) in the case of registered or certified United States mail, three days after deposit in the mail; provided, however, that no Borrowing Notice or Continuation/Conversion Notice shall become effective until actually received by Administrative Agent. Electronic mail may be used only to distribute routine communications, such as financial statements and other information, and to distribute Loan Documents for execution by the parties thereto, and shall not be recognized hereunder for any other purpose.

         Section 10.4. PAYMENT OF EXPENSES; INDEMNITY.

         (a) PAYMENT OF EXPENSES. Whether or not the transactions contemplated by this Agreement are consummated, Borrower will promptly (and in any event, within 30 days after any invoice or other statement or notice) pay: (i) all transfer, stamp, mortgage, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any of the other Loan Documents or any other document referred to herein or therein, (ii) all reasonable out of pocket third party costs and expenses incurred by or on behalf of Administrative Agent (including attorneys' fees, consultants' fees and engineering fees) in connection with (1) the negotiation, preparation, execution and delivery of the Loan Documents, and any and all consents, waivers or other documents or instruments relating thereto,
(2) the filing, recording, refiling and re-recording of any Loan Documents and any other documents or instruments or further assurances required to be filed or recorded or refiled or re-recorded by the terms of any Loan Document, (3) the borrowings hereunder and other action reasonably required in the course of administration hereof, (4) monitoring or confirming (or preparation or negotiation of any document related to) any Related Person's compliance with any covenants or conditions contained in this Agreement or in any Loan Document, and
(iii) all reasonable out of pocket third party costs and expenses incurred by or on behalf of any Lender Party (including attorneys' fees, consultants' fees and accounting fees) in connection with the defense or enforcement of any of the Loan Documents (including this section), any attempt to cure any breach thereunder by any Related Person or the defense of any Lender Party's exercise of its rights thereunder.

         (b) INDEMNITY. Borrower agrees to indemnify each Lender Party, upon demand, from and against any and all liabilities, obligations, claims, losses, damages, penalties, fines, actions, judgments, suits, settlements, costs, expenses or disbursements (including reasonable fees of attorneys, accountants, experts and advisors) of any kind or nature whatsoever (in this section collectively called "liabilities and costs") which to any extent (in whole or in part) may be imposed on, incurred by, or asserted against such Lender Party growing out of, resulting from or in any other way associated with the Collateral, the Loan Documents and the transactions and events (including the enforcement or defense thereof) at any time associated therewith or contemplated


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therein whether arising in contract or in tort or otherwise and including any violation or noncompliance with any Environmental Laws by any Lender Party or any other Person or any liabilities or duties of any Lender Party or any other Person with respect to Hazardous Materials found in or released into the environment).

THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY OR CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY LENDER PARTY,

provided only that no Lender Party shall be entitled under this section to receive indemnification for that portion, if any, of any liabilities and costs which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment. If any Person (including Borrower or any of its Affiliates) ever alleges such gross negligence or willful misconduct by any Lender Party, the indemnification provided for in this section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. As used in this section the term "Lender Party" shall refer not only to each Person designated as such in Section 1.1 but also to each director, officer, agent, attorney, employee, representative and Affiliate of such Persons.

         Section 10.5. JOINT AND SEVERAL LIABILITY; PARTIES IN INTEREST; ASSIGNMENTS; REPLACEMENT NOTES.

         (a) All Obligations which are incurred by two or more Restricted Persons shall be their joint and several obligations and liabilities unless otherwise required pursuant to a regulatory approval as specified in Section
6.13. All grants, covenants and agreements contained in the Loan Documents shall bind and inure to the benefit of the parties thereto and their respective successors and permitted assigns; provided, however, that no Restricted Person may assign or transfer any of its rights or delegate any of its duties or obligations under any Loan Document without the prior consent of all Lenders. Neither Borrower nor any Affiliates of Borrower shall directly or indirectly purchase or otherwise retire any Obligations owed to any Lender nor will any Lender accept any offer to do so, unless each Lender shall have received substantially the same offer with respect to the same Percentage Share of the Obligations owed to it. If Borrower or any Affiliate of Borrower at any time purchases some but less than all of the Obligations owed to all Lender Parties, such purchaser shall not be entitled to any rights of any Lender under the Loan Documents unless and until Borrower or its Affiliates have purchased all of the Obligations.

         (b) No Lender shall sell any participation interest in its commitment hereunder or any of its rights under its Loans or under the Loan Documents to any Person unless the agreement between such Lender and such participant at all times provides: (i) that such participation exists only as a result of the agreement between such participant and such Lender and that such transfer does not give such participant any right to vote as a Lender or any other direct claims or rights against any Person other than such Lender, (ii) that such participant is not entitled to payment from any Restricted Person under Sections
3.2 through 3.7 of amounts in excess of those payable to such Lender under such sections (determined without regard to the sale of such participation), and
(iii) unless such participant is an Affiliate of such Lender, that such participant shall not be entitled to


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require such Lender to take any action under any Loan Document or to obtain the consent of such participant prior to taking any action under any Loan Document, except for actions which would require the consent of all Lenders under subsection (a) of Section 10.1. No Lender selling such a participation shall, as between the other parties hereto and such Lender, be relieved of any of its obligations hereunder as a result of the sale of such participation. Each Lender which sells any such participation to any Person (other than an Affiliate of such Lender) shall give prompt notice thereof to Administrative Agent and Borrower; provided, however, that no liability shall arise if any Lender fails to give such notice to Borrower.

         (c) Except for sales of participations under the immediately preceding subsection, no Lender shall make any assignment or transfer of any kind of its commitments or any of its rights under its Loans or under the Loan Documents, except for assignments to an Eligible Transferee, or, subject to the provisions of subsection (g) below, to an Affiliate and then only if such assignment is made in accordance with the following requirements:

                  (i) In the case of an assignment by a Revolver Lender of less than all of its Revolver Loans, LC Obligations, and Revolver Commitments, each such assignment shall apply to a consistent percentage of all Revolver Loans and LC Obligations owing to the assignor Revolver Lender hereunder and to the same percentage of the unused portion of the assignor Revolver Lender's Revolver Commitments, so that after such assignment is made both the assignee Revolver Lender and the assignor Revolver Lender shall have a fixed (and not a varying) Revolver Percentage Share in its Revolver Loans and LC Obligations and be committed to make that Revolver Percentage Share of all future Revolver Loans and make that Revolver Percentage Share of all future participations in LC Obligations, and the Revolver Commitment of the assignee shall equal or exceed $5,000,000;

                  (ii) In the case of an assignment by a Term Lender, after such assignment is made the outstanding Term Loans of the assignee shall equal or exceed $1,000,000, except with respect to an assignment of all such Lender's Term Loans or such lesser amount as may be agreed to by the Administrative Agent and Borrower (except that no such minimum shall be applicable with respect to an assignment to a Lender);

                  (iii) The parties to each such assignment shall execute and deliver to Administrative Agent, for its acceptance and recording in the "Register" (as defined below in this section), an Assignment and Acceptance in the form of Exhibit E, appropriately completed, together with the Note subject to such assignment and a processing fee payable by such assignor Lender (and not at Borrower's expense) to Administrative Agent of $3,500. Upon such execution, delivery, and payment and upon the satisfaction of the conditions set out in such Assignment and Acceptance, then (i) Borrower shall issue new Notes to such assignor and assignee upon return of the old Notes to Borrower, and (ii) as of the "Settlement Date" specified in such Assignment and Acceptance the assignee thereunder shall be a party hereto and a Lender hereunder and Administrative Agent shall thereupon deliver to Borrower and each Lender a revised Schedule 1 hereto showing the revised Revolver Percentage Shares and Percentage Shares of such assignor Lender and such assignee Lender and the Revolver Percentage Shares and Percentage Shares of all other Lenders; and


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                  (iv) Each assignee Lender which is not a United States person
         (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, shall (to the extent it has not already done so) provide Administrative Agent and Borrower with the "Prescribed Forms" referred to in Section 3.7(d).

         (d) Any Lender may at any time pledge all or any portion of its Loans and Notes (and related rights under the Loan Documents including any portion of its Notes) to any of the twelve (12) Federal Reserve Banks organized under
Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release any such Lender from its obligations under any of the Loan Documents; provided that all related costs, fees and expenses in connection with any such pledge shall be for the sole account of such Lender. In addition, any Term Lender may at any time, without consent of Borrower or Administrative Agent, pledge all or any portion of its Term Loan to any trustee or holder (or other representative of such holder) (for purpose of this Section 10.5(d), each such trustee, holder or representative is referred to as a "pledgee") of obligations owed, or debt securities issued by, such Term Lender, as security for such obligations or debt securities; provided that (i) the agreement between such Term Lender and such pledgee at all times provides that such pledge does not give such pledgee any right to vote as a Lender or any other direct claims or rights against any Person other than such pledging Term Lender, and imposes no obligations on the part of Borrower or Administrative Agent, (ii) no such pledge (or enforcement thereof) shall release any such pledging Term Lender from its obligations under any of the Loan Documents or permit or authorize any Person to become a Lender unless it has complied with
Section 10.5(c), and (iii) all related costs, fees and expenses in connection with any such pledge shall be for the sole account of such pledging Term Lender.

         (e) By executing and delivering an Assignment and Acceptance, each assignee Lender thereunder will be confirming to and agreeing with Borrower, Administrative Agent and each other Lender Party that such assignee understands and agrees to the terms hereof, including Article IX hereof.

         (f) Administrative Agent shall maintain a copy of each Assignment and Acceptance and a register for the recordation of the names and addresses of Lenders and the Percentage Shares of, and principal amount of the Loans owing to, each Lender from time to time (in this section called the "Register"). The entries in the Register shall be conclusive, in the absence of manifest error, and Borrower and each Lender Party may treat each Person whose name is recorded in the Register as a Lender Party hereunder for all purposes. The Register shall be available for inspection by Borrower or any Lender Party at any reasonable time and from time to time upon reasonable prior notice.

         (g) Any Lender may assign or transfer its commitment or its rights under its Loans or under the Loan Documents to (i) any Affiliate that is wholly-owned direct or indirect subsidiary of such Lender or of any Person that wholly owns, directly or indirectly, such Lender, or (ii) if such Lender is a fund that invests in bank loans, any other fund that invests in bank loans and is advised, administered, or managed by (A) the same investment advisor as any Lender or (B) any Affiliate of such investment advisor that is a wholly-owned direct or indirect subsidiary of any Person that wholly owns, directly or indirectly, such investment advisor, subject to the following additional conditions (x), (y) and (z), with respect to assignments pursuant to clause (i) above, and subject to


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the following additional conditions (y) and (z) with respect to assignments pursuant to clause (ii) above:

         (x) any right of such Lender assignor and such assignee to vote as a Lender, or any other direct claims or rights against any other Persons, shall be uniformly exercised or pursued in the manner that such Lender assignor would have so exercised such vote, claim or right if it had not made such assignment or transfer;

         (y) such assignee shall not be entitled to payment from any Restricted Person under Sections 3.2 through 3.7 of amounts in excess of those payable to such Lender assignor under such sections (determined without regard to such assignment or transfer); and

         (z) if such Lender assignor is a Revolver Lender that assigns or transfers to such assignee any of such Revolver Lender's Revolver Commitment, such assignee may become primarily liable for such Revolver Commitment, but such assignment or transfer shall not relieve or release such Revolver Lender from such Revolver Commitment.

         (h) Upon receipt of an affidavit reasonably satisfactory to Borrower of an officer of any Lender as to the loss, theft, destruction or mutilation of any of such Lender's Note or any Security Document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Note or such Security Document, Borrower will execute and deliver, in lieu thereof, a replacement Note in the same principal amount thereof and otherwise of like tenor (or each Restricted Person a party to any such Security Document will execute and deliver a replacement Security Document of like tenor).

         Section 10.6. CONFIDENTIALITY. Each Lender Party agrees (on behalf of itself and each of its Affiliates, and each of its and their directors, officers, agents, attorneys, employees, and representatives and for which such Lender Party shall be responsible) that it (and each of them) will take all reasonable steps to keep confidential any non-public information supplied to it by or at the direction of any Related Person so identified when delivered, provided, however, that this restriction shall not apply to (a) information which has at the time in question entered the public domain, (b) any disclosure which is required to be made by Law (whether valid or invalid) of any Tribunal, provided that, in making such disclosure such Lender Party discloses only that portion thereof that such Lender Party determines is required to be disclosed, promptly notifies Borrower thereof and supports Borrower in any intervention by the Related Persons, (c) any disclosure to any Lender Party's Affiliates, auditors, attorneys, or agents who such Lender Party determines have a bona fide need to know and who have been made aware of this obligation of confidentiality,
(d) any disclosure to any other Lender Party or to any purchaser or prospective purchaser of participations or other interests in any Loan or Loan Document (provided each such Person first agrees to hold such information in confidence on the terms provided in this Section 10.6), or (e) any disclosure in the course of enforcing its rights and remedies during the existence of an Event of Default.

         Section 10.7. BANK ACCOUNTS; OFFSET. Each Lender shall have a right of offset, each of which shall be in addition to all other interests, liens, and rights of any Lender at common Law, under the Loan Documents, or otherwise, and each of which shall be upon and against any and all moneys, securities or other property (and the proceeds therefrom) of such Restricted Person now


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or hereafter held or received by or in transit to any Lender from or for the account of such Restricted Person, whether for safekeeping, custody, pledge, transmission, collection or otherwise, any and all deposits (general or special, time or demand, provisional or final) of such Restricted Person with any Lender, and any other credits and claims of such Restricted Person at any time existing against any Lender, including claims under certificates of deposit. At any time and from time to time during the continuance of any Event of Default, each Lender is hereby authorized to offset against the Obligations then due and payable (in either case without prior notice to any Restricted Person), any and all items hereinabove referred to. Each Lender agrees to promptly notify such Restricted Person and the Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The remedies of foreclosure and offset are separate and cumulative, and either may be exercised independently of the other without regard to procedures or restrictions applicable to the other.

         Section 10.8. GOVERNING LAW; SUBMISSION TO PROCESS. EXCEPT TO THE EXTENT THAT THE LAW OF ANOTHER JURISDICTION IS EXPRESSLY ELECTED IN A LOAN DOCUMENT, THE LOAN DOCUMENTS SHALL BE DEEMED CONTRACTS AND INSTRUMENTS MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. BORROWER HEREBY AGREES THAT ANY LEGAL ACTION OR PROCEEDING
AGAINST BORROWER WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OF THE LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AS LENDER PARTIES MAY ELECT, AND, BY EXECUTION AND DELIVERY HEREOF, BORROWER ACCEPTS AND CONSENTS FOR ITSELF AND IN RESPECT TO ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. BORROWER AGREES THAT SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THE LOAN DOCUMENTS AND WAIVES ANY RIGHT TO STAY OR TO DISMISS ANY ACTION OR PROCEEDING BROUGHT BEFORE SAID COURTS ON THE BASIS OF FORUM NON CONVENIENS. IN FURTHERANCE OF THE FOREGOING, BORROWER HEREBY IRREVOCABLY DESIGNATES AND APPOINTS CORPORATION SERVICE COMPANY, 80 STATE STREET, ALBANY, NEW YORK 12207, AS AGENT OF BORROWER TO RECEIVE SERVICE OF ALL PROCESS BROUGHT AGAINST BORROWER WITH RESPECT TO ANY SUCH PROCEEDING IN ANY SUCH COURT IN NEW YORK, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY BORROWER TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. COPIES OF ANY SUCH PROCESS SO SERVED SHALL ALSO BE SENT BY REGISTERED MAIL TO BORROWER AT ITS ADDRESS SET FORTH BELOW, BUT THE FAILURE OF


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BORROWER TO RECEIVE SUCH COPIES SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH
PROCESS AS AFORESAID. BORROWER SHALL FURNISH TO LENDER PARTIES A CONSENT OF CORPORATION SERVICE COMPANY AGREEING TO ACT HEREUNDER PRIOR TO THE EFFECTIVE DATE OF THIS AGREEMENT. NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER PARTIES TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF LENDER PARTIES TO BRING PROCEEDINGS AGAINST BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. IF FOR ANY REASON CORPORATION SERVICE COMPANY SHALL RESIGN OR OTHERWISE CEASE TO ACT AS BORROWER'S AGENT, BORROWER HEREBY IRREVOCABLY AGREES TO (A) IMMEDIATELY DESIGNATE AND APPOINT A NEW AGENT ACCEPTABLE TO ADMINISTRATIVE AGENT TO SERVE IN SUCH CAPACITY AND, IN SUCH EVENT, SUCH NEW AGENT SHALL BE DEEMED TO BE SUBSTITUTED FOR CORPORATION SERVICE COMPANY FOR ALL PURPOSES HEREOF AND (B) PROMPTLY DELIVER TO AGENT THE WRITTEN CONSENT (IN FORM AND SUBSTANCE SATISFACTORY TO ADMINISTRATIVE AGENT) OF SUCH NEW AGENT AGREEING TO SERVE IN SUCH CAPACITY.

         Section 10.9. LIMITATION ON INTEREST. Lender Parties, Restricted Persons and any other parties to the Loan Documents intend to contract in strict compliance with applicable usury Law from time to time in effect. In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained in the Loan Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be contracted for, charged, or received by applicable Law from time to time in effect. Neither any Restricted Person nor any present or future guarantors, endorsers, or other Persons hereafter becoming liable for payment of any Obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully contracted for, charged, or received under applicable Law from time to time in effect, and the provisions of this Section
10.9 shall control over all other provisions of the Loan Documents which may be in conflict or apparent conflict herewith. Lender Parties expressly disavow any intention to contract for, charge, or receive excessive unearned interest or finance charges in the event the maturity of any Obligation is accelerated. If
(a) the maturity of any Obligation is accelerated for any reason, (b) any Obligation is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or (c) any Lender or any other holder of any or all of the Obligations shall otherwise collect moneys which are determined to constitute interest which would otherwise increase the interest on any or all of the Obligations to an amount in excess of that permitted to be contracted for, charged or received by applicable Law then in effect, then all sums determined to constitute interest in excess of such legal limit shall, without penalty, and to the extent permitted by applicable Law be promptly applied to reduce the then outstanding principal of the related Obligations or, at such Lender's or holder's option, promptly returned to Borrower or other payor thereof upon such determination. In determining whether or not the interest paid or payable, under any specific circumstance, exceeds the maximum amount permitted under applicable Law, Lender Parties and Restricted Persons (and any other payors thereof) shall to the greatest extent permitted under applicable Law,


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(i) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the instruments evidencing the Obligations in accordance with the amounts outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under applicable Law in order to lawfully charge the maximum amount of interest permitted under applicable Law.

         Section 10.10. TERMINATION; LIMITED SURVIVAL. In its sole and absolute discretion Borrower may at any time that no Obligations are owing or outstanding elect in a written notice delivered to Administrative Agent to terminate this Agreement. Upon receipt by Administrative Agent of such a notice, if no Obligations are then owing or outstanding this Agreement and all other Loan Documents shall thereupon be terminated and the parties thereto released from all prospective obligations thereunder. Notwithstanding the foregoing or anything herein to the contrary, any waivers or admissions made by any Restricted Person in any Loan Document, any Obligations under Sections 3.2 through 3.7, any obligations which any Person may have to indemnify or compensate any Lender Party, and the obligations of each Lender Party under
Section 10.6 shall survive any termination of this Agreement or any other Loan Document. At the request and expense of Borrower, Administrative Agent shall prepare and execute all necessary instruments to reflect and effect such termination of the Loan Documents. Administrative Agent is hereby authorized to execute all such instruments on behalf of all Lenders, without the joinder of or further action by any Lender.

         Section 10.11. FOREIGN LENDERS. Each Lender that is a "foreign corporation, partnership or trust" within the meaning of the Code (a "Foreign Lender") shall deliver to the Administrative Agent, prior to receipt of any payment subject to withholding under the Code (or after accepting an assignment of an interest herein), two duly signed completed copies of either IRS Form W-8BEN or any successor thereto (relating to such Person and entitling it to an exemption from withholding tax on all payments to be made to such Person by Borrower pursuant to this Agreement) or IRS Form W-8ECI or any successor thereto (relating to all payments to be made to such Person by Borrower pursuant to this Agreement) or such other evidence satisfactory to Borrower and the Administrative Agent that such Person is entitled to an exemption from U.S. withholding tax. Thereafter and from time to time, each such Person shall (a) promptly submit to the Administrative Agent such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to Borrower and the Administrative Agent of any available exemption from United States withholding taxes in respect of all payments to be made to such Person by Borrower pursuant to this Agreement, (b) promptly notify the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption, and (c) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re- designation of its Lending Office) to avoid any requirement of applicable Laws that Borrower make any deduction or withholding for taxes from amounts payable to such Person. If such Person fails to deliver the above forms or other documentation, then the Borrower may withhold from any interest payment to such Person an amount equivalent to the applicable withholding tax imposed by Sections 1441 and 1442 of the Code, without reduction. If any Tribunal asserts that the Administrative Agent did not properly withhold any tax or other amount from payments made in respect of such Person, such Person shall


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indemnify the Administrative Agent therefor, including all penalties and interest, any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this Section 10.11, and costs and expenses (including Attorney Costs) of the Administrative Agent. The obligation of the Lenders under this Section 10.11 shall survive the payment of all Obligations and the resignation or replacement of the Administrative Agent.

         Section 10.12. NO GENERAL PARTNER'S LIABILITY. The Lenders agree for themselves and their respective successors and assigns, including any subsequent holder of any Note, no claim arising against Borrower or any Restricted Person under any Loan Document shall be asserted against the General Partner and no judgment, order or execution entered in any suit, action or proceeding, whether legal or equitable, on this Agreement, such Note or any of the other Loan Documents shall be obtained or enforced against the General Partner or its assets for the purpose of obtaining satisfaction and payment of such Note, the Indebtedness evidenced thereby or any claims arising thereunder or under this Agreement or any other Loan Document, any right to proceed against the General Partner individually or its respective assets being hereby expressly waived, renounced and remitted by the Lenders for themselves and their respective successors and assigns. Nothing in this Section 10.12, however, shall be construed so as to prevent the Administrative Agent, any Lender or any other holder of any Note from commencing any action, suit or proceeding with respect to or causing legal papers to be served upon the General Partner for the purpose of (i) obtaining jurisdiction over Pacific Energy Partners or any Related Person or (ii) obtaining judgment, order or execution against General Partner arising out of any fraud or intentional misrepresentation by General Partner in connection with the Loan Documents or of recovery of moneys received by General Partner in violation of the terms of this Agreement.

         Section 10.13. SEVERABILITY. If any term or provision of any Loan Document shall be determined to be illegal or unenforceable all other terms and provisions of the Loan Documents shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable Law.

         Section 10.14. COUNTERPARTS. This Agreement may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement.

         Section 10.15. WAIVER OF JURY TRIAL, PUNITIVE DAMAGES, ETC. RESTRICTED PERSONS AND LENDER PARTIES MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR LENDERS TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND MAKE THE LOANS. BORROWER AND EACH LENDER PARTY HEREBY FURTHER (A) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY


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SUCH LITIGATION ANY "SPECIAL DAMAGES," AS DEFINED BELOW, (B) CERTIFIES THAT NO
PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (C) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION. AS USED IN THIS SECTION, "SPECIAL DAMAGES" INCLUDES ALL SPECIAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED), BUT DOES NOT INCLUDE ANY PAYMENTS OR FUNDS WHICH ANY PARTY HERETO HAS EXPRESSLY PROMISED TO PAY OR DELIVER TO ANY OTHER PARTY HERETO.

         Section 10.16. WAIVER/ACKNOWLEDGMENTS

         (a) WAIVERS. No failure or delay (whether by course of conduct or otherwise) by any Lender in exercising any right, power or remedy which such Lender Party may have under any of the Loan Documents shall operate as a waiver thereof or of any other right, power or remedy, nor shall any single or partial exercise by any Lender Party of any such right, power or remedy preclude any other or further exercise thereof or of any other right, power or remedy. No waiver of any provision of any Loan Document and no consent to any departure therefrom shall ever be effective unless it is in writing and signed as provided below in this section, and then such waiver or consent shall be effective only in the specific instances and for the purposes for which given and to the extent specified in such writing. No notice to or demand on any Restricted Person shall in any case of itself entitle any Restricted Person to any other or further notice or demand in similar or other circumstances. This Agreement and the other Loan Documents set forth the entire understanding between the parties hereto with respect to the transactions contemplated herein and therein and supersede all prior discussions and understandings with respect to the subject matter hereof and thereof.

         (b) ACKNOWLEDGMENTS AND ADMISSIONS. Borrower hereby represents, warrants, acknowledges and admits that (i) it has been advised by counsel in the negotiation, execution and delivery of the Loan Documents to which it is a party, (ii) it has made an independent decision to enter into this Agreement and the other Loan Documents to which it is a party, without reliance on any representation, warranty, covenant or undertaking by Administrative Agent or any other Lender Party, whether written, oral or implicit, other than as expressly set out in this Agreement or in another Loan Document delivered on or after the date hereof, (iii) there are no representations, warranties, covenants, undertakings or agreements by any Lender Party as to the Loan Documents except as expressly set out in this Agreement or in another Loan Document delivered on or after the date hereof, (iv) no Lender Party has any fiduciary obligation toward Borrower with respect to any Loan Document or the transactions contemplated thereby, (v) the relationship pursuant to the Loan Documents between Borrower and the other Restricted Persons, on one hand, and each Lender Party, on the other hand, is and shall be solely that of debtor and creditor, respectively, (vi) no partnership or joint venture exists with respect to the Loan Documents between any Restricted Person and any Lender Party, (vii) Administrative Agent is not Borrower's Administrative Agent, but Administrative Agent for Lenders,
(viii) should an Event of Default or Default occur or exist, each Lender Party will determine in its sole discretion and for its own reasons what remedies and actions it will or will not exercise or take at that time, (ix) without limiting any of the foregoing, Borrower is not relying upon any representation or covenant by any Lender Party, or any representative thereof, and no such representation or covenant has been made, that any Lender Party will, at the time of an Event of Default or Default, or at any other time, waive, negotiate, discuss, or take or refrain from taking any action permitted under the Loan Documents with respect to any such Event of Default or Default or any other provision of the Loan Documents, and (x) all Lender Parties have relied upon the truthfulness of the acknowledgments in this section in deciding to execute and deliver this Agreement and to become obligated hereunder.

         (c) REPRESENTATION BY LENDERS. Each Lender hereby represents that it will acquire its Note for its own account in the ordinary course of its commercial lending business; however, the disposition of such Lender's property shall at all times be and remain within its control and, in particular and without limitation, such Lender may sell or otherwise transfer its Note, any participation interest or other interest in its Note, or any of its other rights and obligations under the Loan Documents subject to compliance with Sections 10.5(b) through (f), inclusive, and applicable Law.

         (d) JOINT ACKNOWLEDGMENT. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Section 10.17. RESTATEMENT. Effective as of the Closing Date, the Existing US Bank Agreement, all Loan Documents and Security Documents (as such terms are defined therein), and all Liens and security interests created thereunder will be assigned to Administrative Agent, on behalf of the Term Lenders. Accordingly, this Agreement amends and restates the Existing US Bank Agreement in its entirety, effective as of the Closing Date. The loans and all other obligations outstanding under the Existing US Bank Agreement shall be deemed to be outstanding Term Loans under and governed by this Agreement, effective as of the Closing Date.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

BORROWER:                       PACIFIC ENERGY GROUP LLC

                                By:
                                         ---------------------------------------
                                         Lynn T. Wood
                                         Vice President


PACIFIC ENERGY PARTNERS:        PACIFIC ENERGY PARTNERS, L.P.

                                By:      PACIFIC ENERGY GP, INC.,
                                               its general partner

                                         By:
                                                  ------------------------------
                                                  Lynn T. Wood
                                                  Vice President

                                         Address for Borrower and Pacific Energy
                                         Partners:

                                         5900 Cherry Street
                                         Long Beach, California 90805
                                         Attention:        Irvin Toole, Jr.
                                         Telephone:        (562) 728-2800
                                         Fax:              (562) 728-2823

                                FLEET NATIONAL BANK,
                                Administrative Agent, LC Issuer and
                                 a Lender

                                By:
                                         ---------------------------------------
                                         Terrence Ronan
                                         Managing Director

                                Address:

                                100 Federal Street
                                Boston, Massachusetts 02110
                                Attention:        Terrence Ronan
                                Mail Code:        MADE 10008D

                                Telephone:        (617) 434-5472
                                Fax:              (617) 434-3652


                                FLEET SECURITIES, INC.,
                                Co-Lead Arranger and Co-Book Manager


                                By:
                                         ---------------------------------------
                                         Richard Makin
                                         Managing Director

                                U.S. BANK NATIONAL ASSOCIATION
                                Syndication Agent, Co-Lead Arranger and
                                Co-Book Manager and a Lender


                                By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                THE BANK OF NOVA SCOTIA
                                Co-Documentation Agent and a Lender


                                By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                FORTIS CAPITAL CORP.
                                Co-Documentation Agent and a Lender

                                By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                BNP PARIBAS
                                Lender


                                By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                CITIBANK, N.A.
                                Lender


                                By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                 LENDER SCHEDULE


Lender:      FLEET NATIONAL BANK


Lender's Revolver Commitment:                                 $37,000,000

Lender's Revolver Percentage Share:                           18.50%

Lender's Term Commitment:                                     $225,000,000

Domestic Lending Office:

100 Federal Street
Boston, Massachusetts  02110

LIBOR Lending Office:

100 Federal Street
Boston, Massachusetts  02110

Notices:

100 Federal Street
Global Energy, MADE 10008A
Boston, Massachusetts  02110

Attention:        Terrence Ronan
Telephone:        (617) 434-5472

Attention:        Michael Brochetti
Telephone:        (617) 434-3017

Fax:              (617) 434-3652

                                 LENDER SCHEDULE


Lender:     U.S. BANK NATIONAL ASSOCIATION


Lender's Revolver Commitment:                                 $36,000,000

Lender's Revolver Percentage Share:                           18.0%

Lender's Term Commitment:                                     $0.00

Domestic Lending Office:

918 17th Street, DNCOBBB4
Denver, Colorado 80202
Attention:        Jennine Loux
Telephone:        (303) 585-4640
Fax:              (303) 585-4640

LIBOR Lending Office:

918 17th Street, DNCOBBB4
Denver, Colorado 80202
Attention:        Jennine Loux
Telephone:        (303) 585-4640
Fax:              (303) 585-4640

Notices:

918 17th Street, DNCOBB3E
Denver, Colorado 80202
Attention:        Monte E. Deckerd
Telephone:        (303) 585-4212
Fax:              (303) 585-4362

                                 LENDER SCHEDULE


Lender:     THE BANK OF NOVA SCOTIA


Lender's Revolver Commitment:                                 $36,000,000

Lender's Revolver Percentage Share:                           18.0%

Lender's Term Commitment:                                     $0.00

Domestic Lending Office:

600 Peachtree Street, N.E., Suite 2700
Atlanta, Georgia 30308

LIBOR Lending Office:

600 Peachtree Street, N.E., Suite 2700
Atlanta, Georgia 30308

Notices:

600 Peachtree Street, N.E., Ste 2700
Atlanta, Georgia 30308
Attention:        Donna Gardner
Telephone:        (404) 877-1559
Fax:              (404) 888-8998

With Copy to:

Houston Representative Office
1100 Louisiana, Ste 3000
Houston, Texas 77002
Attention:        Bryan Bulawa/Tracy Butz
Telephone:        (713) 759-3427; -3448
Fax:              (713) 752-2425

                                 LENDER SCHEDULE


Lender:      FORTIS CAPITAL CORP.


Lender's Revolver Commitment:                                 $36,000,000

Lender's Revolver Percentage Share:                           18.0%

Lender's Term Commitment:                                     $0.00

Domestic Lending Office:

100 Crescent Court, Suite 1777
Dallas, Texas 75201

LIBOR Lending Office:

100 Crescent Court, Suite 1777
Dallas, Texas 75201

Notices:

100 Crescent Court, Suite 1777
Dallas, Texas 75201
Attention:        Darrell W. Holley/Deirdre Sanborn
Telephone:        (214) 754-0009
Fax:              (214) 754-5951

                                 LENDER SCHEDULE


Lender:     BNP PARIBAS


Lender's Revolver Commitment:                                 $30,000,000

Lender's Revolver Percentage Share:                           15.0%

Lender's Term Commitment:                                     $0.00

Domestic Lending Office:

1200 Smith Street, Suite 3100
Houston, Texas 77002

LIBOR Lending Office:

1200 Smith Street, Suite 3100
Houston, Texas 77002

Notices:

1200 Smith Street, Suite 3100
Houston, Texas 77002
Attention:        Joe Onischuk/Greg Smothers
Telephone:        (713) 982-1161; 1151
Fax:              (713) 659-6915

                                 LENDER SCHEDULE


Lender:      CITIBANK, N.A.


Lender's Revolver Commitment:                                 $25,000,000

Lender's Revolver Percentage Share:                           12.50%

Lender's Term Commitment:                                     $0.00

Domestic Lending Office:

399 Park Avenue
New York, New York 10043

LIBOR Lending Office:

399 Park Avenue
New York, New York 10043

Borrowing Notices:

Two Penn's Way, 2nd Floor
New Castle, Delaware 19720
Attention:    Sean L. Portrait

Other Notices:

1200 Smith Street, Suite 2000
Houston, Texas 77002
Attention:        Amy Pincu
Telephone:        (713) 654-2820
Fax:              (713) 654-2849

                                                                      SCHEDULE 2

                               DISCLOSURE SCHEDULE

                                                                      SCHEDULE 3

                                SECURITY SCHEDULE

1.       Guaranty by Pacific Energy Partners in favor of Administrative Agent.

2. Guaranty by each of Anschutz Ranch East Pipeline LLC, Pacific Marketing and Transportation LLC, Ranch Pipeline LLC and Rocky Mountain Pipeline System LLC in favor of Administrative Agent.

3. Pledge Agreement by Borrower in favor of Administrative Agent pledging all member interests in each of its Restricted Subsidiaries (the "Borrower Pledge Agreement").

4. UCC-1 Financing Statement filed in connection with the Borrower Pledge Agreement with the Secretary of State of Delaware.

5. Pledge Agreement by Pacific Energy Partners in favor of Administrative Agent pledging all member interests in Borrower (the "Pacific Energy Partners Pledge Agreement").

6. UCC-1 Financing Statement filed in connection with the Pacific Energy Partners Pledge Agreement with the Secretary of State of Delaware.

7. Note Pledge Agreement by Borrower in favor of Administrative Agent pledging the Pledged Note described therein (the "Note Pledge Agreement").

8. Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated as of March 1, 2002 executed by Rocky Mountain Pipeline System LLC in favor of U.S. Bank National Association, as assigned to Administrative Agent for the benefit of Lenders, as amended.

9. Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement (Colorado) dated as of March 1, 2002 executed by Rocky Mountain Pipeline System LLC in favor of U.S. Bank National Association, as assigned to Administrative Agent for the benefit of Lenders, as amended.

10. Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement (Wyoming) dated as of March 1, 2002 executed by Rocky Mountain Pipeline System LLC in favor of U.S. Bank National Association, as assigned to Administrative Agent for the benefit of Lenders, as amended.

11. Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement (Montana) dated as of March 1, 2002 executed by Rocky Mountain Pipeline System LLC in favor of U.S. Bank National Association, as assigned to Administrative Agent for the benefit of Lenders, as amended.

12. UCC-1 Financing Statements filed in connection with the Security Documents listed as items 8 through 11 above.

                                                                     EXHIBIT A-1


                                 PROMISSORY NOTE
                                 [Revolver Note]

$_________________              New York, New York             __________, 200__

         FOR VALUE RECEIVED, the undersigned, Pacific Energy Group LLC, a Delaware limited liability company (herein called "Borrower"), hereby promises to pay to the order of ________________________________________________, a
____________ (herein called "Lender"), the principal sum of
_________________________ Dollars ($ ________________), or, if greater or less, the aggregate unpaid principal amount of the Revolver Loans made under this Note by Lender to Borrower pursuant to the terms of the Credit Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of Administrative Agent under the Credit Agreement, 100 Federal Street, Boston, Massachusetts, or at such other place as from time to time may be designated by the holder of this Note.

         This Note (a) is issued and delivered under that certain Credit Agreement dated July 19, 2002, among Borrower, Pacific Energy Partners, L.P., Fleet National Bank, as Administrative Agent, the other agents and the arrangers referred to therein, and the lenders (including Lender) referred to therein (herein, as from time to time supplemented, amended or restated, called the "Credit Agreement"), and is a "Revolver Note" as defined therein, (b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of certain Security Documents (as identified and defined in the Credit Agreement). Payments on this Note shall be made and applied as provided herein and in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Security Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

         For the purposes of this Note, the following terms have the meanings assigned to them below:

                  "Base Rate Payment Date" means (i) the last day of each March, June, September and December, beginning September 30, 2002, and (ii) any day on which past due interest or principal is owed hereunder and is unpaid. If the terms hereof or of the Credit Agreement provide that payments of interest or principal hereon shall be deferred from one Base Rate Payment Date to another day, such other day shall also be a Base Rate Payment Date.

                  "LIBOR Rate Payment Date" means, with respect to any LIBOR
         Loan: (i) for LIBOR Loans having an Interest Period of one (1), two
         (2), or three (3) months, the day on
         which the related Interest Period ends, (ii) for LIBOR Loans having an Interest Period of six (6) months, the day on which the Interest Period ends and on the last day of each Fiscal Quarter, and (iii) any day on which past due interest or past due principal is owed hereunder with respect to such LIBOR Loan and is unpaid. If the terms hereof or of the Credit Agreement provide that payments of interest or principal with respect to such LIBOR Loan shall be deferred from one LIBOR Rate Payment Date to another day, such other day shall also be a LIBOR Rate Payment Date.

         The principal amount of this Note, together with all interest accrued hereon, shall be due and payable in full on the Revolver Maturity Date.

         Unless the Default Rate shall apply, (i) each Base Rate Loan shall bear interest on each day outstanding at the Base Rate plus the applicable Base Rate Margin in effect on such day and (ii) each LIBOR Loan shall bear interest on each day during the related Interest Period at the related LIBOR Rate plus the applicable LIBOR Rate Margin in effect on such day. During a Default Rate Period, all Loans shall bear interest on each day outstanding at the Default Rate. If an Event of Default under Section 8.1(a) or Section 8.1(b), or with respect to Borrower, Section 8.1(h)(i), (h)(ii) or (h)(iii), of the Credit Agreement exists and the Loans are not bearing interest at the Default Rate, the past due principal and past due interest shall bear interest on each day outstanding at the Default Rate. The interest rate shall change whenever the applicable Base Rate, the applicable Base Rate Margin, the applicable LIBOR Rate or the applicable LIBOR Rate Margin changes. In no event shall the interest rate on any Loan exceed the Highest Lawful Rate.

         Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum interest which, under applicable Law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon.

         On each Base Rate Payment Date, Borrower shall pay to the holder hereof all unpaid interest which has accrued on the Base Rate Loans to but not including such Base Rate Payment Date. On each LIBOR Rate Payment Date relating to such LIBOR Loan, Borrower shall pay to the holder hereof all unpaid interest which has accrued on such LIBOR Loan to but not including such LIBOR Rate Payment Date. All interest on past due principal of and past due interest on the Loan shall be due and payable daily as it accrues.

         If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

         Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

         THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW), EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY APPLICABLE FEDERAL LAW.

                                 PACIFIC ENERGY GROUP LLC



                                 By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                                                     EXHIBIT A-2

                                 PROMISSORY NOTE
                                   [Term Note]

$_________                      New York, New York           ____________, 200__

         FOR VALUE RECEIVED, the undersigned, Pacific Energy Group LLC, a Delaware limited liability company (herein called "Borrower"), hereby promise to pay to the order of , a (herein called "Lender"), the principal sum of_________________ ($_________), or, if greater or less, the aggregate unpaid principal amount of the Term Loan made under this Note by Lender to Borrower pursuant to the terms of the Credit Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of Administrative Agent under the Credit Agreement, 100 Federal Street, Boston, Massachusetts, or at such other place as from time to time may be designated by the holder of this Note.

         This Note (a) is issued and delivered under that certain Credit Agreement dated July 19, 2002 among Borrower, Pacific Energy Partners, L.P., Fleet National Bank, as Administrative Agent, the other agents and arrangers referred to therein, and the lenders (including Lender) referred to therein (herein, as from time to time supplemented, amended or restated, called the "Credit Agreement"), and is a "Term Note" as defined therein, (b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events, (c) is secured by and entitled to the benefits of certain Security Documents (as identified and defined in the Credit Agreement), and (d) is given in partial renewal and extension (but not in extinguishment or novation) of certain indebtedness as described in the Credit Agreement. Payments on this Note shall be made and applied as provided herein and in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Security Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

         For the purposes of this Note, the following terms have the meanings assigned to them below:

                  "Base Rate Payment Date" means (i) the last day of each March, June, September and December, beginning September 30, 2002; (ii) the date the full remaining principal balance of this Note shall become due and payable; and (iii) any day on which past due interest or principal is owed hereunder and is unpaid. If the terms hereof or of the Credit Agreement provide that payments of interest or principal hereon shall be deferred from one Base Rate Payment Date to another day, such other day shall also be a Base Rate Payment Date.

                  "LIBOR Rate Payment Date" means, with respect to any LIBOR
         Loan: (i) for LIBOR Loans having an Interest Period of one (1), two
         (2), or three (3) months, the day on
         which the related Interest Period ends, (ii) for LIBOR Loans having an Interest Period of six (6) months, the day on which the Interest Period ends and on the last day of each Fiscal Quarter, and (iii) any day on which past due interest or past due principal is owed hereunder with respect to such LIBOR Loan and is unpaid. If the terms hereof or of the Credit Agreement provide that payments of interest or principal with respect to such LIBOR Loan shall be deferred from one LIBOR Rate Payment Date to another day, such other day shall also be a LIBOR Rate Payment Date.

         The principal amount of this Note, together with all interest accrued hereon, shall be due and payable in full on the Term Loan Maturity Date.

         Unless the Default Rate shall apply, (i) each Base Rate Loan shall bear interest on each day outstanding at the Base Rate plus the applicable Base Rate Margin in effect on such day and (ii) each LIBOR Loan shall bear interest on each day during the related Interest Period at the related LIBOR Rate plus the applicable LIBOR Rate Margin in effect on such day. During a Default Rate Period, all Loans shall bear interest on each day outstanding at the Default Rate. If an Event of Default under Section 8.1(a) or Section 8.1(b), or with respect to Borrower, Section 8.1(h)(i), (h)(ii) or (h)(iii), of the Credit Agreement exists and the Loans are not bearing interest at the Default Rate, the past due principal and past due interest shall bear interest on each day outstanding at the Default Rate. The interest rate shall change whenever the applicable Base Rate, the applicable Base Rate Margin, the applicable LIBOR Rate or the applicable LIBOR Rate Margin changes. In no event shall the interest rate on any Loan exceed the Highest Lawful Rate.

         Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum interest which, under applicable Law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon.

         On each Base Rate Payment Date, Borrower shall pay to the holder hereof all unpaid interest which has accrued on the Base Rate Loans to but not including such Base Rate Payment Date. On each LIBOR Rate Payment Date relating to such LIBOR Loan, Borrower shall pay to the holder hereof all unpaid interest which has accrued on such LIBOR Loan to but not including such LIBOR Rate Payment Date. All interest on past due principal of and past due interest on the Loan shall be due and payable daily as it accrues.

         If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

         Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

         THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW), EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY APPLICABLE FEDERAL LAW.

                                  PACIFIC ENERGY GROUP LLC


                                  By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT B

                                BORROWING NOTICE


         Reference is made to that certain Credit Agreement dated as of July 19, 2002 (as from time to time, supplemented, amended or restated, the "Agreement"), by and among Pacific Energy Group LLC ("Borrower"), Pacific Energy Partners, L.P. ("Pacific Energy Partners"), Fleet National Bank, as Administrative Agent, the other agents and the arrangers referred to therein, and certain financial institutions ("Lenders"). Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement. Pursuant to the terms of the Agreement Borrower hereby requests Lenders to make [Revolver/Term] Loans to Borrower in the aggregate principal amount of $ __________ and specifies ____________, ____, as the date Borrower desires for Lenders to make such [Revolver/Term] Loans and for Administrative Agent to deliver to Borrower the proceeds thereof.

         Type of Loans: [LIBOR Loans][Base Rate Loans]
         Length of Interest Periods for LIBOR Loan (1, 2, 3 or 6 months) Specify amount of Distribution Loans, if any: $______________

         To induce Lenders to make such [Revolver/Term] Loans, Pacific Energy Partners and Borrower hereby represent, warrant, acknowledge, and agree to and with Administrative Agent and each Lender that:

                  (a) The officer of Borrower signing this instrument is the duly elected, qualified and acting officer of Borrower as indicated below such officer's signature hereto having all necessary authority to act for Borrower in making the request herein contained.

                  (b) The officer of General Partner signing this instrument is the duly elected, qualified and acting officer of General Partner as indicated below such officer's signature hereto having all necessary authority to act for the General Partner, on behalf of Pacific Energy Partners, in making the request herein contained.

                  (c) The representations and warranties of Pacific Energy Partners and Borrower set forth in the Agreement and the other Loan Documents are true and correct on and as of the date hereof (except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the Agreement or to the extent that such representation or warranty was made as of a specific date or updated, modified or supplemented, as of a subsequent date with the consent of Majority Lenders), with the same effect as though such representations and warranties had been made on and as of the date hereof.

                  (d) There does not exist on the date hereof any condition or event which constitutes a Default which has not been waived in writing as provided in Section 10.1 of the Agreement; nor will any such Default exist upon Borrower's receipt and application of the Loans requested hereby. No Material Adverse Change has occurred to, and no event or circumstance has occurred that could reasonably be expected to cause a Material Adverse

         Change to, Pacific Energy Partners' or Borrower's Consolidated financial condition or businesses since the date of the Initial Financial Statements. Borrower will use the [Revolver/Term] Loans hereby requested in compliance with Section 2.4 of the Agreement.

                  (e) Each of the applicable conditions precedent to Loans contained in the Agreement remains satisfied.

                  (f) [Neither the Revolver Facility Usage nor] the Facility Usage, after the making of the [Revolver/Term] Loans requested hereby, will [not] be in excess of the Maximum Facility Amount [or the Maximum Revolver Facility Amount, respectively,] on the date requested for the making of such Loans.

                  (g) The Loan Documents have not been modified, amended or supplemented by any unwritten representations or promises, by any course of dealing, or by any other means not provided for in Section
         10.1 of the Agreement. The Agreement and the other Loan Documents are hereby ratified, approved, and confirmed in all respects.

         The officer of General Partner and Borrower signing this instrument hereby certifies (as an officer of the General Partner or Borrower, respectively, and not in his/her individual capacity), that to the best of his knowledge after due inquiry, the above representations, warranties, acknowledgments, and agreements of Pacific Energy Partners and Borrower, respectively, are true, correct and complete in all material respects.

         IN WITNESS WHEREOF, this instrument is executed as of ____________,
____.



                                PACIFIC ENERGY PARTNERS, L.P.

                                By: PACIFIC ENERGY GP, Inc., its general partner

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                PACIFIC ENERGY GROUP LLC

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                                                       EXHIBIT C

                         CONTINUATION/CONVERSION NOTICE

         Reference is made to that certain Credit Agreement dated as of July 19, 2002 (as from time to time amended, the "Agreement"), by and among Pacific Energy Group LLC ("Borrower"), Pacific Energy Partners, L.P. ("Pacific Energy Partners"), Fleet National Bank, N.A., as Administrative Agent, the other agents and the arrangers referred to therein, and certain financial institutions ("Lenders"). Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement.

         Borrower hereby requests a conversion or continuation of existing [Term] [Revolver] Loans into a new Borrowing pursuant to Section 2.3 of the Agreement as follows:

         Existing Borrowing(s) of [Term] [Revolver] Loans to be Continued or
Converted:

                  $______________ of LIBOR Loans with Interest Period ending

                  _______________

                  $______________ of Base Rate Loans

         Aggregate amount of new [Term] [Revolver] Borrowing:                                   $__________________

         Type of Loans in new Borrowing:                                                         __________________

         Date of Continuation or Conversion:                                                     __________________

         Length of Interest Period for LIBOR
         Loans (1, 2, 3 or 6 months):                                                            ___________ months

         Pacific Energy Partners and Borrower hereby represent, warrant, acknowledge, and agree to and with each Lender that:

                  (a) The officer of Borrower signing this instrument is the duly elected, qualified and acting officer of Borrower as indicated below such officer's signature hereto having all necessary authority to act for Borrower in making the request herein.

                  (b) The officer of General Partner signing this instrument is the duly elected, qualified and acting officer of General Partner as indicated below such officer's signature hereto having all necessary authority to act for General Partner, on behalf of Pacific Energy Partners, in making the request herein contained.

                  (c) There does not exist on the date hereof any condition or event which constitutes a Default which has not been waived in writing as provided in Section 10.1 of the

         Agreement; nor will any such Default exist upon Borrower's receipt and application of the Loans requested hereby.

                  (d) The Loan Documents have not been modified, amended or supplemented by any unwritten representations or promises, by any course of dealing, or by any other means not provided for in Section
         10.1 of the Agreement. The Agreement and the other Loan Documents are hereby ratified, approved, and confirmed in all respects.

         The officer of General Partner and Borrower signing this instrument hereby certifies (as an officer of the General Partner or Borrower, respectively, and not in his/her individual capacity), that to the best of his knowledge after due inquiry, the above representations, warranties, acknowledgments, and agreements of Pacific Energy Partners and Borrower, respectively, are true, correct and complete in all material respects.

         IN WITNESS WHEREOF, this instrument is executed as of ____________,
____.

                                PACIFIC ENERGY PARTNERS, L.P.

                                By: PACIFIC ENERGY GP, Inc., its general partner

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                PACIFIC ENERGY GROUP LLC

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                                                       EXHIBIT D

                            CERTIFICATE ACCOMPANYING
                              FINANCIAL STATEMENTS

         Reference is made to that certain Credit Agreement dated as of July 19, 2002 (as from time to time amended, the "Agreement"), by and among Pacific Energy Group LLC ("Borrower"), Pacific Energy Partners, L.P. ("Pacific Energy Partners"), Fleet National Bank, as Administrative Agent, the other agents and the arrangers referred to therein, and certain financial institutions ("Lenders"), which Agreement is in full force and effect on the date hereof. Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement.

         This Certificate is furnished pursuant to Section 6.2(b) of the Agreement. Together herewith Pacific Energy Partners is furnishing to Administrative Agent and each Lender Pacific Energy Partners'
*[audited/unaudited] financial statements (the "Financial Statements") as at ____________ (the "Reporting Date"). Pacific Energy Partners and Borrower hereby represent, warrant, and acknowledge to Administrative Agent and each Lender that:

                  (a) the officer of Borrower signing this instrument is the duly elected, qualified and acting ____________ of Borrower and as such is Borrower's [chief financial officer/principal accounting officer];

                  (b) the officer of General Partner signing this instrument is the duly elected, qualified and acting ____________ of General Partner and as such is General Partner's [chief financial officer/principal accounting officer];

                  (c) the Financial Statements fairly present, in accordance with GAAP, the financial position and results of operations of Pacific Energy Partners and Borrower as of the date thereof [(subject, in the case of such unaudited financial statements to normal year-end adjustments)];

                  (d) attached hereto is a schedule of calculations showing Pacific Energy Partners' and Borrower's compliance as of the Reporting Date with the requirements of Sections 7.10 - 7.12 of the Agreement *[and Pacific Energy Partners' and Borrower's non-compliance as of such date with the requirements of Section(s) ____________ of the Agreement];

                  (e) to such officer's knowledge, no Default existed on the Reporting Date or otherwise exists on the date of this instrument *[except for Default(s) under Section(s) ____________ of the Agreement, which *[is/are] more fully described on a schedule attached hereto].

         The officer of General Partner and Borrower signing this instrument hereby certifies (as an officer of the General Partner or Borrower, respectively, and not in his/her individual capacity) that he/she is familiar with the terms of the Loan Documents and has reviewed the Financial Statements.

         IN WITNESS WHEREOF, this instrument is executed as of ____________,
____.


                                PACIFIC ENERGY PARTNERS, L.P.

                                By: PACIFIC ENERGY GP, Inc., its general partner

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                PACIFIC ENERGY GROUP LLC

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                                                       EXHIBIT E

                            ASSIGNMENT AND ACCEPTANCE
                        [Term Loans] [Revolver Loans](1)

         Reference is made to the Credit Agreement dated as of July 19, 2002 (the "CREDIT AGREEMENT") among Pacific Energy Group LLC, a Delaware limited liability company (the "BORROWER"), Pacific Energy Partners, L.P. ("Pacific Energy Partners"), the Lenders (as defined in the Credit Agreement) and Fleet National Bank, as Administrative Agent for the Lenders (the "ADMINISTRATIVE AGENT"). Terms defined in the Credit Agreement are used herein with the same meaning.

         The "Assignor" and the "Assignee" referred to on Schedule 1 agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, without recourse and without representation or warranty except as expressly set forth herein, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents as of the date hereof equal to the percentage interest specified on Schedule 1 of all outstanding rights and obligations under the Credit Agreement and the other Loan Documents. [After giving effect to such sale and assignment, the Assignee's Revolver Commitment and the amount of the Revolver Loans owing to the Assignee will be as set forth on Schedule 1. After giving effect to such sale and assignment, the Assignee's Term Commitment and the amount of the Term Loans owing to the Assignee will be as set forth on Schedule 1.]

         2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Restricted Person or the performance or observance by any Restricted Person of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note held by the Assignor and requests that Administrative Agent exchange such Note for [a new Note payable to the order of the Assignee.] [new Notes in an amount equal to the [Revolver/Term] Commitment assumed by the Assignee pursuant hereto and to the Assignor in an amount equal to the [Revolver/Term] Commitment retained by the Assignor, if any, as specified on Schedule 1.]

         3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section [____] thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit

--------
         (1) A separate Assignment and Acceptance shall be required for Term Loans and for Revolver Loans.

decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Transferee; (iv) appoints and authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vi) attaches any U.S. Internal Revenue Service or other forms required under Section [____].

         4. Following the execution of this Assignment and Acceptance, it will be delivered to Administrative Agent for acceptance and recording by Administrative Agent. The effective date for this Assignment and Acceptance (the "EFFECTIVE DATE") shall be the date of acceptance hereof by Administrative Agent, unless otherwise specified on Schedule 1.

         5. Upon such acceptance and recording by Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

         6. Upon such acceptance and recording by Administrative Agent, from and after the Effective Date, Administrative Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

         7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the Laws of the State of New York.

         8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

         IN WITNESS WHEREOF, the Assignor and the Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                                   SCHEDULE 1
                                       to
                            ASSIGNMENT AND ACCEPTANCE

         Percentage interest assigned:                        ________%

         Assignee's [Revolver/Term] Commitment:               $_______

         Aggregate outstanding principal amount
           of [Revolver/Term] Loans assigned:                 $_______

         Principal amount of [Revolver/Term] Note

           payable to Assignee:                               $_______

         Principal amount of [Revolver/Term] Note

           payable to Assignor:                               $_______

         Effective Date (if other than date
         of acceptance by Administrative Agent):              *_______, ____


                                         [NAME OF ASSIGNOR], as Assignor

                                         By:
                                             -----------------------------------
                                             Title:

                                         Dated: ___________, ____


                                         [NAME OF ASSIGNEE], as Assignee

                                         By:
                                             -----------------------------------
                                             Title:

                                         Domestic Lending Office:

                                         LIBOR Lending Office:


* This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to Administrative Agent.

Accepted [and Approved] **
this ___ day of ___________, ____

FLEET NATIONAL BANK

By:
         --------------------------------------------
         Name:
         Title:

[Approved this ____ day
of ____________, ____


PACIFIC ENERGY GROUP LLC


By:
         -----------------------------------
         Name:
         Title:**

** Required if the Assignee is an Eligible Transferee solely by reason of subsection (b) of the definition of "Eligible Transferee."




                                        2